                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4920

                 ----------------------------------------------

                               WASATCH FUNDS, INC.

 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             150 SOCIAL HALL AVENUE
                                    4TH FLOOR
                           SALT LAKE CITY, UTAH 84111

 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                     Copy to:

        Samuel S. Stewart, Jr.                      Michael J. Radmer, Esq.
          Wasatch Funds, Inc.                         Dorsey & Whitney LLP
   150 Social Hall Avenue, 4th Floor           50 South Sixth Street, Suite 1500
      Salt Lake City, Utah 84101               Minneapolis, Minnesota 55402-1498

       Registrant's telephone number, including area code: (801) 553-0777

Date of fiscal year end: September 30

Date of reporting period: September 30, 2004

ITEM 1: REPORT OF SHAREHOLDER

                                 ANNUAL REPORT
                               SEPTEMBER 30, 2004




                             [(WASATCH FUNDS LOGO)]

             CORE GROWTH FUND * GLOBAL SCIENCE & TECHNOLOGY FUND *

           HERITAGE FUND * INTERNATIONAL GROWTH FUND * MICRO CAP FUND

      MICRO CAP VALUE FUND * SMALL CAP GROWTH FUND * SMALL CAP VALUE FUND

           ULTRA GROWTH FUND * WASATCH-HOISINGTON U.S. TREASURY FUND

Cover Painting: "Backside of Timpanogos" by John Hughes
5082 La Mancha Way
Taylorsiville, UT 84118

www.johnhughesstudio.com

                               WASATCH FUNDS, INC.

                                  P.O. Box 2172
                            Milwaukee, WI 53201-2172

                              www.wasatchfunds.com
                                  800.551.1700

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS .....................................    2

CORE GROWTH FUND ...........................................    4
  Management Discussion ....................................    4
  Portfolio Summary ........................................    5

GLOBAL SCIENCE & TECHNOLOGY FUND ...........................    6
  Management Discussion ....................................    6
  Portfolio Summary ........................................    7

HERITAGE GROWTH FUND .......................................    8
  Management Discussion ....................................    8
  Portfolio Summary ........................................    9

INTERNATIONAL GROWTH FUND ..................................   10
  Management Discussion ....................................   10
  Portfolio Summary ........................................   11

MICRO CAP FUND .............................................   12
  Management Discussion ....................................   12
  Portfolio Summary ........................................   13

MICRO CAP VALUE FUND .......................................   14
  Management Discussion ....................................   14
  Portfolio Summary ........................................   15

SMALL CAP GROWTH FUND ......................................   16
  Management Discussion ....................................   16
  Portfolio Summary ........................................   17

SMALL CAP VALUE FUND .......................................   18
  Management Discussion ....................................   18
  Portfolio Summary ........................................   19

ULTRA GROWTH FUND ..........................................   20
  Management Discussion ....................................   20
  Portfolio Summary ........................................   21

WASATCH-HOISINGTON U.S. TREASURY FUND ......................   22
  Management Discussion ....................................   22
  Portfolio Summary ........................................   23

OPERATING EXPENSES .........................................   24

SCHEDULE OF INVESTMENTS ....................................   26

STATEMENTS OF ASSETS AND LIABILITIES .......................   50

STATEMENTS OF OPERATIONS ...................................   52

STATEMENTS OF CHANGES IN NET ASSETS ........................   54

FINANCIAL HIGHLIGHTS .......................................   58

NOTES TO FINANCIAL STATEMENTS ..............................   63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....   72

DIRECTORS AND OFFICERS .....................................   73

PROXY VOTING POLICIES AND PROCEDURES .......................   74

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q ........   74

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS ................   75

HOW TO CONTACT WASATCH .....................................   76

         This material must be accompanied or preceded by a prospectus.
            Please read the prospectus carefully before you invest.

            Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS

[PHOTO OF SAMUEL S. STEWART, JR.,]

Samuel S. Stewart, Jr., PhD, CFA Chairman of Wasatch Funds

FELLOW SHAREHOLDERS:

      Six months ago in our semi-annual report, I said that 2004 would be a difficult year for stocks. Wasatch's fund managers, myself included, felt like stocks were generally overpriced as we entered the new year. As the year progressed, stocks experienced wide price swings as factors in the macro environment put a damper on investors' high expectations. Economic growth has been hindered by high oil prices, weak consumer spending, rising short-term interest rates and less than robust job creation. A close presidential race, terrorism concerns and escalating conflict in Iraq also contributed to stock price volatility.

      With so much going on in the macro environment, the risks of investing were magnified. Investors were extremely sensitive to issues that might affect a company's ability to meet their high expectations. As a result, they were quick to sell the stocks of companies that had negative news or even rumors of weakness. Investors also focused intensely on companies' quarterly earnings reports. Companies that reported even mildly disappointing short-term results suffered dramatic stock price declines. In contrast, the stock prices of companies that exceeded expectations rose even if they were already overvalued. Given our approach, this just didn't make sense to us. We stayed focused on the long-term prospects of our companies, adhered to our investment discipline of bottom-up fundamental research and paid close attention to valuations within our Funds' portfolios.

      When price levels in the small cap market are high like they were at the beginning of 2004, we feel it is even more important than usual to invest at rational prices. We also are careful to trim or sell positions that appear to be overvalued in an effort to minimize the risk that holding overpriced stocks might pose to our Funds. This valuation strategy is an important component of our research process and one that has served us well over time.

      At the forefront of our research process is our people. Over the years, I believe Wasatch has hired some exceptional people who work well together. In the past 12 months, we have hired new analysts we believe offer outstanding insight. This provides added support for our "multiple eyes" culture; we believe that the more eyes that view every investment, the better our investment decision will be. In addition, each month, every research team member reviews one of the Funds, questioning every holding and every weighting. This process gives fund managers fresh perspectives from which to evaluate their portfolios.

      The outcome of the work we have done on every Fund has been renewed confidence that, overall, the companies held by each of the Wasatch Funds have the potential to help you achieve your long-term investment goals. In addition, we believe that our new analysts make our research team better, stronger and more insightful than it was a year ago.

WASATCH FUNDS

      Wasatch typically does well in markets underpinned by uncertainty when investors most often forsake high-priced investments for the safety of reasonably priced investments. This was the type of market we found ourselves in during the past 12 months, but we did not do as well as we would have expected. Over the course of the year, the market was driven by current events and quarterly earnings and high priced stocks continued to rise if the companies met high expectations. Our sensitivity to the risks of overpriced stocks generally kept us out of these companies. Some of our holdings experienced short-term setbacks and were punished severely even though our research indicated that their long-term prospects were undiminished.

      The most striking examples of this occurred in the Funds' health care sector. Investors seemed to be more sensitive than usual to the risks of investing in health care companies. One of these risks is reimbursement. This is the risk that government programs such as Medicare may change how much or whether they will reimburse a company for the products or services it provides to patients covered by these programs. Possible changes in government reimbursement policies affected some of our health care companies and caused their stock prices to decline significantly. We consider reimbursement risk when we invest in a health care company and we try to minimize it by controlling the size of the position we take.

      Most of the Funds were heavily weighted in the health care sector over the past 12 months, as this sector has often been a refuge from high priced stocks and an area where we've found growing companies. While many of our health care holdings were strong performers during the year, the

                                                              SEPTEMBER 30, 2004

health care sector as a whole did not do as well for us as it has done in the past. Despite a few recent issues, we believe we have invested in health care companies with outstanding long-term growth potential and that their growth is also supported by a powerful demographic trend--the aging of the U.S. population. We have taken care to invest at rational prices and feel that this gives our health care holdings significant upside potential.

      The Funds' performance relative to their benchmarks in the past 12 months also was influenced by sectors and industries in which we had few or no holdings. The stocks of many companies within the energy and materials and processing sectors made surprising gains due to rising oil, gas and commodities prices. Wasatch typically has few holdings within these sectors because, in general, we feel that most companies' financial results depend too heavily on unpredictable commodities prices and we rarely find companies in these sectors that meet our standards for growth or quality.

OUTLOOK

      Although we have been disappointed with the results of our Funds this year, we take heart in the fact that the majority of our holdings posted strong earnings growth throughout the 12-month period. To us this indicates that the Funds' long-term prospects remain bright. As in any year when performance does not measure up to our expectations, we have done a lot of extra due diligence. In addition to monitoring our investments even more closely, we have reviewed our process to make sure that we are gathering the information we need to make sound investment decisions. After the additional digging, we're convinced that our process remains viable and that our philosophy--earnings growth drives stock prices over the long run--still rings true. We believe that if we continue to capture earnings growth at rational prices, the Funds will be well positioned with the potential to help you achieve your long-term investment objectives.

WASATCH-HOISINGTON U.S. TREASURY FUND

      For information about the performance and outlook of the Fund, please see the management discussion and portfolio summary on pages 22 and 23.

      Thank you for investing with Wasatch Funds.

Sincerely,

/s/ Samuel S. Stewart, Jr.
--------------------------
Samuel S. Stewart, Jr.
Chairman of the Board

CORE GROWTH FUND -- MANAGEMENT DISCUSSION                     SEPTEMBER 30, 2004

[PHOTO OF SAMUEL S. STEWART, Jr.,][PHOTO OF JB TAYLOR]

REVIEW OF THE YEAR

      The Wasatch Core Growth Fund gained 14.80% in the year ended September 30, 2004 and under-performed the Russell 2000 Index, which gained 18.77%.

      We're disappointed that we have trailed our benchmark this year, and we have looked closely at where we may have missed the mark. Our underperformance is largely explained by three factors. First, we held a good portion of the Fund in consumer discretionary stocks that did not perform as well as the market. Second, our buys in depressed technology stocks turned out to be too early. The single largest cause of underperformance, however, was that the Fund had no holdings in the energy sector and few holdings in the materials and processing sector. These sectors were among the strongest performers in the Index, and contributed nearly one third of the Russell 2000's return over the last 12 months.

      Our strategy remains one of capturing consistent earnings growth while paying reasonable prices for stocks. We look for businesses with defensible franchises, solid management teams and good prospects for steady earnings growth. We recognize that this strategy will miss some opportunities as different economic sectors may heat up over the short term.

      Over the past 12 months, the prices of energy and materials and processing stocks rose dramatically due to sharp increases in the prices of oil and commodities. This was largely driven by instability in the Middle East and China's insatiable appetite for goods. Companies with business models tied to oil or commodity prices did extremely well during the period. Historically, attempting to capture returns in these types of companies has not been one of our core strategies. In our view, these businesses typically lack competitive advantages. They operate in non-growth industries, generate unattractive returns on capital over entire business cycles, and are vulnerable to unpredictable swings in commodity prices. We scour all economic sectors to find companies that meet our long-term earnings growth criteria, but to-date we have not found many suitable candidates in these sectors.

      This summer, expectations for technology companies in general soured, and our investments in names like UTStarcom, National Semiconductor, ASE Test and Integrated Circuit Systems hurt the Fund's performance. We believe we initiated these positions at good prices and that these holdings can add to the Fund's long-term results.

      The U.S. consumer is being impacted by higher prices at the fuel pump, higher energy costs, fears over terrorism and the ongoing conflict in the Middle East, and the threat of higher interest rates. Retail sales were disappointing as consumers, especially those in the moderate to low income bracket, retreated from spending. Rent-A-Center, an operator of rent-to-own stores that caters to low-income customers, struggled with slowing sales. This produced disappointing results and caused the company to detract from the Fund's performance. Dollar Tree Stores, another company catering to this segment, also experienced disappointing sales. We maintain our positions in consumer-focused companies because we believe they have solid franchises and will be able to manage through this challenging period and generate the long-term earnings growth we seek.

      The bright spot in the Fund was our performance in financial services. The financial services sector was the strongest performing sector in the Index, and we were overweight in this sector and our holdings performed better than those in the Index. Over the past 12 months, interest rates have remained low overall, but were volatile from quarter to quarter due to economic indicators that made it hard to determine the direction and growth of the economy. Over the last two years, the yield on 10-year Treasury notes has hovered around 5%, which is lower than at any time during the prior decade. This environment proved to be favorable for financial services companies. A number of our investments benefited from strong mortgage and refinancing activity. We are also pleased by the turnaround in AmeriCredit, one of our long-time holdings. A couple of years ago, investors questioned this subprime auto lender's financial viability. The company restructured, made some aggressive changes and began to produce strong earnings growth. AmeriCredit was the biggest contributor to the Fund's performance.

      Our homebuilders also contributed to the Fund's performance as low interest rates attracted new homebuyers in record numbers.

      The health care sector also made a positive contribution to the Fund's performance despite holding one of our worst performing stocks. We underestimated new competitive forces in the health benefits industry and sold our position in First Health Group when we realized the company would not likely regain its competitive advantage. This loss was more than offset by strong performance from Pediatrix, Inveresk and Renal Care. We like our health care companies for their steady earnings streams and the favorable demographic backdrop of an aging population.

OUTLOOK

      We believe we have invested in stable companies with good business models, strong market positions and earnings that are not solely tied to difficult-to-predict events, such as wars, elections, interest rates or commodity prices. We believe our companies have the potential to achieve long-term earnings growth through varying economic conditions.

      As of September 30, we estimated the weighted average annual earnings growth for companies held by the Fund to be approximately 18% and the trailing price-to-earnings (P/E) ratio to be about 17. In the past, we have found that these characteristics combined with the quality of our holdings often created a favorable environment for achieving long-term returns.

      Thank you for investing in the Wasatch Core Growth Fund.

CORE GROWTH FUND -- PORTFOLIO SUMMARY                         SEPTEMBER 30, 2004

                          AVERAGE ANNUAL TOTAL RETURNS

                                      1 YEAR        5 YEARS         10 YEARS
                                      ------        -------         --------
WASATCH CORE GROWTH FUND              14.80%         17.41%          17.60%
Russell 2000 Index                    18.77%          7.41%           9.87%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                                  TOP 10 EQUITY HOLDINGS*

TICKER   COMPANY                           % OF FUND
------   -------                           ---------
FNF      FIDELITY NATIONAL FINANCIAL,INC.      4%
         Title insurance.

ORLY     O'REILLY AUTOMOTIVE, INC.             4%
         Automotive parts retailer/
         distributor.

ACF      AMERICREDIT CORP.                     4%
         Subprime automobile lender.

RCII     RENT-A-CENTER, INC.                   3%
         Rent-to-own store operator.

DRL      DORAL FINANCIAL CORP.                 2%
         Puerto Rican bank.

CPRT     COPART, INC.                          2%
         Vehicle salvage services.

DLTR     DOLLAR TREE STORES, INC.              2%
         Dollar discount stores.

SAXN     SAXON CAPITAL, INC.                   2%
         Subprime mortgage REIT.

AGP      AMERIGROUP CORP.                      2%
         Health care services to
         Medicaid recipients.

MDC      M.D.C. HOLDINGS, INC.                 2%
         Homebuilder.

* Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.
                               SECTOR BREAKDOWN**

                                  [PIE CHART]

FINANCIAL SERVICES         36.8%
CONSUMER  DISCRETIONARY    24.8%
HEALTH CARE                17.2%
TECHNOLOGY                  9.0%
PRODUCER DURABLES           6.3%
CONSUMER STAPLES            2.0%
FINANCIALS                  1.2%
UTILITIES                   1.2%
AUTOS & TRANSPORTATION      1.0%
MATERIALS & PROCESSING      0.5%

**Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

   DATE         WASATCH CORE GROWTH FUND       RUSSELL 2000 INDEX
   ----         ------------------------       ------------------
9/30/1994               10,000                      10,000
9/30/1995               13,967                      12,340
9/30/1996               15,697                      13,961
9/30/1997               21,595                      18,594
9/30/1998               17,819                      15,058
9/30/1999               22,681                      17,930
9/30/2000               31,640                      22,124
9/30/2001               38,800                      17,432
9/30/2002               33,471                      15,810
9/30/2003               44,076                      21,581
9/30/2004               50,597                      25,633

THE RUSSELL 2000 INDEX is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

GLOBAL SCIENCE & TECHNOLOGY FUND -- MANAGEMENT DISCUSSION     SEPTEMBER 30, 2004

[PHOTO OF AJAY KRISHNAN]

REVIEW OF THE YEAR

     The Wasatch Global Science & Technology Fund lost 5.49% in the fiscal year ended September 30, 2004. Over the same 12-month period, the Lipper Science & Technology Index gained 0.97%, the Russell 2000 Technology Index lost 9.15%, the Nasdaq Composite Index gained 6.71%, and the Russell 2000 Growth Index gained 11.92%.

     As we mentioned in the semi-annual report, we added the Lipper Science & Technology Index because we believe it is a better benchmark for the Fund than the Russell 2000 Growth Index, which we plan to drop as a Fund benchmark.

     In the six months ended September 30, 2004, the Fund relinquished the gains made in the first half of the fiscal year. Factors contributing to the Fund's loss included poor stock price performance from some of our holdings, signs of a weakening economy, as well as a slowdown in technology spending and a buildup of inventory in the semiconductor industry that led to significant declines in technology stock prices. Several of our large positions--Wireless Facilities, UTStarcom, Cabot Microelectronics, National Semiconductor and O2Micro-- detracted the most from the Fund's performance.

      Opinions are mixed regarding the inventory buildup in the semiconductor industry. We tend to agree with those who think that the inventory level should adjust in about three months and do not see the buildup as the start of a prolonged downturn. On the other hand, some think the inventory level may take longer to adjust, especially since there are no clear signs indicating that technology spending, particularly by corporations, will pick up. Efforts to slow China's economic growth have also impacted this industry since China is responsible for 25% of the global demand for semiconductors.

      Our investments in National Semiconductor and O2Micro were affected by the downturn in semiconductor stock prices, as was our investment in Cabot Microelectronics, a supplier of chemicals to the semiconductor industry. While the stock prices of these companies may continue to be volatile given the challenges facing the technology sector, our research indicates that they are solid companies capable of managing this downturn and producing the long-term growth we expect.

      Over 36% of the Fund's assets were invested in electronic technology, which includes semiconductor and telecommunications equipment companies. Despite this heavy weighting, the Fund was underweight relative to the Lipper Science & Technology Index, of which electronic technology comprises nearly 52%. Our significant underweighting and the weaker performance of our holdings contributed to the Fund's underperformance of the Lipper Index. UTStarcom was a large position that detracted substantially from the Fund's performance. While the company is profitable and reported strong earnings growth, revenues and expected margins were weaker due to increased competition in its handset markets. As a result, management announced that future earnings would be below expectations. We think the company has promising long-term growth potential, but we have lowered our position to reflect this change in outlook.

      Wireless Facilities, a provider of services to the telecommunications industry, was primarily responsible for the Fund's underperformance of the Lipper Index in commercial services. The company's stock price declined earlier in the year after it made a distribution of shares to venture capital investors that were subsequently sold on the market and later in the summer when it was caught in the technology downdraft. The company reported strong earnings growth throughout the year and we are optimistic about its long-term growth prospects.

      Our health services holdings made the best contribution to performance relative to the Lipper Index largely due to our investment in American Healthways, a provider of disease management services. The Fund also did better than the Lipper Index in health technology led by our investment in Straumann, a Swiss manufacturer of dental implants.

      The Fund was significantly underweighted in technology services, which includes software and Internet companies. Our lack of exposure to these types of companies hurt our performance relative to the Lipper Index. We typically expect to have few investments in software companies as our research has not turned up many that we feel have solid businesses and we do not think the trend toward leasing software will be beneficial for these companies. While we had few investments in Internet companies over the past 12 months, we have committed more time to researching this area in an effort to find survivors of the Internet bubble that have good business models and long-term growth potential.

      We have generally avoided investing in franchise names such as Yahoo!, Amazon.com and eBay because we consider their stocks to be too expensive most of the time. However, we feel these companies are high quality technology leaders and we would consider investing in them if their stocks become more rationally priced in the future.

OUTLOOK

      We are finding interesting companies in India and other developing countries. India is attractive to us for three reasons. It has one of the world's fastest growing economies. Companies are locating there to access India's skilled, educated and affordable workforce. In addition, technology industries that may not be considered growth industries in the U.S. often have significant growth opportunity in developing nations like India.

      In the short-term, technology stocks will be affected by the strength or weakness of global economies, consumer and corporate spending, and other developments. In the long term, the proliferation of technology is a powerful force. We see significant opportunities to invest in the technology leaders of today and well-managed companies with cutting edge products that have the potential to be the leaders of tomorrow.

      Thank you for investing in the Wasatch Global Science & Technology Fund.

GLOBAL SCIENCE & TECHNOLOGY FUND -- PORTFOLIO SUMMARY          SEPTEMBER 30,2004

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                     SINCE INCEPTION
                                             1YEAR      5 YEARS         12/19/00
                                             -----      -------         --------
WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND    -5.49%        N/A             0.93%
Lipper Science & Technology Index            0.97%        N/A           -17.63%
Russell 2000 Technology Index               -9.15%        N/A           -15.22%
Nasdaq Composite Index                       6.71%        N/A            -7.83%
Russell 2000 Growth Index                   11.92%        N/A            -0.67%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

Investments in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

                            TOP 10 EQUITY HOLDINGS*

TICKER   COMPANY                                             % OF FUND
------   -------                                             ---------
OIIM     02MICRO INTERNATIONAL LTD.                              4%
         (Cayman Islands) Semiconductors to
         increase power efficiency.

UTSI     UTSTARCOM, INC. (China)                                 3%
         Telecommunications network equipment.

ACDO     ACCREDO HEALTH, INC.                                    3%
         Services for individuals with chronic diseases.

QLGC     QLOGIC CORP.                                            2%
         Semiconductors and systems for storage networking.

MCRL     MICREL, INC.                                            2%
         Analog semiconductors for cell phones and laptops.

CTSH     COGNIZANT TECHNOLOGY                                    2%
         SOLUTIONS CORP., CLASS A
         Professional technology services.

NSM      NATIONAL SEMICONDUCTOR                                  2%
         CORP.
         Analog semiconductors.

TSRA     TESSERA TECHNOLOGIES, INC.                              2%
         Semiconductor packaging technology.

AMHC     AMERICAN HEALTHWAYS, INC.                               2%
         Disease management services.

TSM      TAIWAN SEMICONDUCTOR                                    2%
         MANUFACTURING CO. LTD.
         ADR (Taiwan)
         Semiconductor contract manufacturer.

* Portfolio Holdings are subject to change at any time, references to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                  [PIE CHART]

Technology                          40.4%
Health Care                         25.1%
Producer Durables                   11.8%
Information Technology               7.5%
Consumer Discretionary               4.6%
Materials & Processing               3.2%
Utilities                            3.1%
Energy                               1.6%
Other                                1.5%
Industrials                          1.2%

** Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                              [PERFORMANCE GRAPH]

              WASATCH GLOBAL SCIENCE &       LIPPER SCIENCE &       NASDAQ COMPOSITE       RUSSELL 2000         RUSSELL 2000
   DATE            TECHNOLOGY FUND           TECHNOLOGY INDEX            INDEX           TECHNOLOGY INDEX       GROWTH INDEX
   ----            ---------------           ----------------            -----           ----------------       ------------
12/19/2000             10,000                     10,000                 10,000               10,000               10,000
 9/30/2001              8,020                      4,537                  5,725                5,098                7,510
 9/30/2002              6,510                      3,040                  4,494                3,092                6,146
 9/30/2003             10,959                      4,752                  6,882                5,891                8,710
 9/30/2004             10,357                      4,798                  7,343                5,352                9,749

+ INCEPTION: December 19, 2000. THE LIPPER SCIENCE & TECHNOLOGY INDEX is a composite of mutual funds that invest in science and technology companies and have investment objectives similar to those of the Fund. THE RUSSELL 2000 TECHNOLOGY INDEX is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. THE NASDAQ COMPOSITE INDEX is unmanaged and measures all Nasdaq domestic and non-US, based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index. THE RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THESE INDEXES

HERITAGE GROWTH FUND -- MANAGEMENT DISCUSSION                 SEPTEMBER 30, 2004

[PHOTO OF CHRIS BOWEN]      [PHOTO OF RYAN SNOW]

Chris Bowen                 Ryan Snow
Portfolio Manager           Portfolio Manager

REVIEW SINCE INCEPTION

      The Wasatch Heritage Growth Fund lost 1.40% since the Fund's inception on June 18,2004 through September 30, 2004. Over the same period, the Russell Midcap Growth Index, a widely used measure for the performance of mid-cap growth stocks, lost 2.36%

      With just slightly over one quarter's worth of performance, the Heritage Growth Fund, aided by an investment approach that pays close attention to captured earnings growth and seeks to invest at reasonable prices, outperformed its primary benchmark, the Russell Midcap Growth Index. Our belief that increases in stock prices over the long term are highly correlated to earnings growth is an investment philosophy that has guided Wasatch's small cap growth investment process since 1975. We have taken the same approach with the Heritage Growth Fund and are applying it to industry leaders and what we call "Wasatch Graduates" -- companies whose businesses and growth prospects we have tracked for a long time but whose market capitalizations are generally too large to be held in our small cap growth funds.

      Like the other Wasatch Funds, the Heritage Growth Fund uses a process of bottom-up fundamental analysis to research the investment potential of individual companies. We do not make allocations to specific sectors or industries. Rather, sector weightings result from the number of companies we find that meet our standards for quality and long-term growth potential.

      Long-term interest rates remained low and this was seen as being positive for homebuilders. The producer durables sector of the Fund is comprised mostly of homebuilders and our investments benefited from the favorable environment. In fact, three of the top five contributors to the Fund's performance since inception were homebuilders including NVR, Pulte Homes, and D.R. Horton. We believe they are still attractively valued based on our assessment of their historical and projected financial results. We believe that the homebuilders we have invested in are solid, well-managed companies with dominant positions in their markets. The growth of publicly traded homebuilders, in general, is supported by favorable demographics including population growth, immigration and the creation of new households. In addition, we believe that the homebuilders we hold are well positioned to increase their market share, reduce costs by gaining economies of scale and purchase land in desirable locations.

      Within the technology sector we were heavily weighted in analog semiconductor companies with investments in Linear Technology, Maxim Integrated Products and National Semiconductor. In the past, some of our small cap funds invested in Linear Technology and Maxim Integrated Products but these companies outgrew the market capitalization parameters of those funds. The Heritage Growth Fund invested in these companies as they have emerged as leaders in the analog space. We believe these companies continue to have outstanding growth potential given the important role analog semiconductors play in the proliferation of technology, a powerful long-term trend.

      Our research has identified a number of financial services companies with favorable growth characteristics and in some cases attractive dividend yields. Strong performers included Doral Financial, Puerto Rico's dominant mortgage lender, and North Fork Bancorp, an operator of New York City banks that serve small businesses. The financial services sector was the most heavily weighted sector in the Fund.

      In the consumer discretionary sector where we have several investments in retailers, our investments in two education companies detracted from performance. Corinthian Colleges, an operator of schools for post-secondary education, reported that earnings would be lower than expected, and the stock price of Apollo Group, a provider of higher education for working adults, was dragged down due to poor results reported by similar companies.

      While we are optimistic about the long-term prospects for our health care holdings, a number of companies experienced short-term issues. WellPoint Health Networks, a managed health care company suffered a stock price decline when California's Department of Insurance moved to block a proposed acquisition by Anthem.

OUTLOOK

      We believe that Wasatch's intensive research process is well suited to finding growing companies regardless of changing market or economic dynamics. We encourage you to remain focused on your long-term investment goals and we will do our part by striving to invest in growing companies at reasonable prices.

      Thank you for investing in the Wasatch Heritage Growth Fund.

HERITAGE GROWTH FUND -- PORTFOLIO SUMMARY                     SEPTEMBER 30, 2004

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                  SINCE INCEPTION
                                             1 YEAR     5 YEARS       6/18/04*
                                             ------     -------       --------
WASATCH HERITAGE GROWTH FUND                  N/A         N/A          -1.40%
Russell Midcap Growth Index                   N/A         N/A          -2.36%
S&P 500(R) Index                              N/A         N/A          -1.06%
Russell Midcap Index                          N/A         N/A           1.46%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*Returns less than a year are not annualized.

                            TOP 10 EQUITY HOLDINGS**

TICKER    COMPANY                                                   % OF FUND
------    -------                                                   ---------
WSH       WILLIS GROUP HOLDINGS LTD.                                    3%
          Insurance broker.

AZO       AUTOZONE, INC.                                                3%
          Discount auto parts retailer.

TEVA      TEVA PHARMACEUTICAL INDUSTRIES LTD. Adr Pharmaceuticals.      3%

NVR       NVR, INC.                                                     3%
          Homebuilder.

DRL       DORAL FINANCIAL CORP.                                         3%
          Puerto Rican bank.

WLP       WELLPOINT HEALTH NETWORKS, INC.                               3%
          Health maintenance organization.

PHM       PULTE HOMES, INC.                                             2%
          Homebuilder.

DHI       D.R. HORTON, INC.                                             2%
          Homebuilder.

NFB       NORTH FORK BANCORPORATION, INC.                               2%
          Regional bank.

APOL      APOLLO GROUP, INC., CLASS A                                   2%
          Higher education for working adults.

** Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN+

                                  [PIE CHART]

Financial Services                      30.5%
Health Care                             21.3%
Consumer Discretionary                  18.7%
Technology                              10.0%
Producer Durables                        9.3%
Utilities                                3.6%
Autos & Transportation                   3.4%
Other                                    2.4%
Materials & Processing                   0.8%

+Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                              [PERFORMANCE GRAPH]

            WASATCH HERITAGE   RUSSELL MIDCAP       RUSSELL MIDCAP        S&P
   DATE       GROWTH FUND          INDEX             GROWTH INDEX      500 INDEX
   ----       -----------          -----             ------------      ---------
6/18/2004       10,000             10,000               10,000          10,000
6/30/2004       10,030             10,232               10,206          10,083
7/31/2004        9,470              9,784                9,530           9,749
8/31/2004        9,450              9,827                9,412           9,788
9/30/2004        9,860             10,146                9,764           9,894

++INCEPTION: June 18, 2004. THE RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. THE RUSSELL MIDCAP INDEX is an unmanaged total return index of the 800 smallest companies in the Russell 1000' Index, as ranked by total market capitalization. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. THE S&P 500 INDEX includes 500 of the United States' largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. YOU CANNOT INVEST DIRECTLY IN THESE INDEXES.

INTERNATIONAL GROWTH FUND -- MANAGEMENT DISCUSSION            SEPTEMBER 30, 2004

[PHOTO OF MIKE GERDING]

Mike Gerding, CFA
Portfolio Manager

REVIEW OF THE YEAR

      During the year ended September 30, 2004, the Wasatch International Growth Fund gained 21.97%. Despite producing positive results, the Fund underperformed the MSCI World Ex-U.S.A. Small Cap Index, which gained 26.58%.

      As of September 30, the Fund owned 87 companies in 23 countries. The Fund's weighted average market capitalization was $1.33 billion, while the median market cap was $ 638 million. The estimated average annual earnings growth of our holdings for the next three years is over 21%, and at the end of the period the average price-to-earnings ratio was about 15.

      Japan was our largest country weight, with 16% of the Fund's long-term investments in Japanese companies. This was still well under the Index weight of approximately 28%. Of our other large country weights, we were overweighted and outperformed the Index in Canada, Germany, Switzerland and France. We were underweighted and underperformed the Index in Japan and the United Kingdom.

      Performance across the world was mixed over the last year. In the developed markets, Hong Kong, Japan, Spain and the United Kingdom were strong. In addition, Scandinavian markets were quite strong, largely due to the increase in oil prices. The laggards in the larger markets included Germany and France, as their economies continue to struggle and earnings growth was very low. The emerging markets were also mixed, but helped the Fund throughout the year. As of September 30, the Fund had nearly 14% invested in emerging market countries. Our largest emerging market exposure was in India, which accounted for about 4% of the Fund. The Indian market made a positive contribution to the Fund as it recovered after the post election decline in the second quarter of 2004.

      The Fund's largest sector weights were in consumer discretionary, industrials, health care and information technology. We were overweighted and outperformed the Index in consumer discretionary, health care and information technology. We were underweighted and underperformed the Index in industrials, but the biggest factor in our underperformance of the Index was our substantial underweighting in the materials and financials sectors.

      We added several companies to the Fund over the last year, both in emerging and established markets around the world. Two Indian companies we added were Pantaloon, a diversified retailer in India, and Bharat Forge, a manufacturer of auto parts. Another retailer, Bijou Brigitte out of Germany, was one of our best performing stocks in the last 12 months.

      Some of our largest holdings were among the best performers including Cairn Energy, a United Kingdom oil and gas company, Puma, a German shoe and apparel company, Straumann, a Swiss-based manufacturer of dental implants, Home Capital Group, a Canadian alternative mortgage lender and PARK24, a Japanese parking lot operator.

      The Fund's performance was hurt by the stock price declines of several significant holdings including Rodriguez Group, a French yacht builder, Zapf Creation, a German doll manufacturer, UTStarcom, a telecom company with most of its business in China, and Taro Pharmaceutical, an Israeli generic drug company.

OUTLOOK

      Many of the world's economies seem to be in good shape for 2005, but the biggest concern is the sustainability of economic conditions, particularly in the face of historically high oil prices. The U.S. economy is on a moderately strong path, with expectations for gross domestic product (GDP) growth of around 3% for next year. This seems reasonable to us, but we are concerned about the potentially negative impact from high oil prices, higher interest rates and a relatively anemic job market. The consumer in the U.S. has been stronger than expected throughout the last several years, in spite of economic difficulties. Spending has been sustained by increased consumer debt, a drop in the savings rate and windfalls from mortgage refinancing. This has clearly benefited many of our companies that manufacture and export products to the U.S., but we wonder how long this can be maintained. Asian economies in particular are sensitive to the U.S. consumer, and if spending by U.S. consumers continues to slow, this will negatively impact many Asian businesses.

      Japanese economic growth is still stronger than it has been in many years but has slowed a bit from the first half of 2004. Unlike U.S. consumers, spending by Japanese consumers has been conservative over the last several years due to deflation and falling income. We believe Japanese consumers need to increase spending for Japan's economy to grow on a sustained basis. It is only through growth that the Japanese government can deal with the serious issues facing the country's banking systems. Recent growth has quieted the discussion about the banking problems but has not eliminated them.

      Continental Europe will likely continue to be the economic laggard. We believe that structural problems, including the strong presence of unions and onerous work rules in countries such as France and Germany, will be forces that dampen economic growth in these countries. The long-term good news for Europe is the dynamic economies that are evolving in Eastern Europe. Not only are the economies in Poland, Hungary and the Czech Republic growing, but also Romania, Bulgaria and Slovenia are becoming increasingly significant contributors to the European economy. With less regulation and lower wage rates, these countries are attracting companies from around the globe that want to compete in Europe. They are also attracting new investments from companies in more mature European economies such as France and Germany that are looking for dynamic, educated and affordable work forces. This development could be significant for many years to come.

      We continue to find growing small companies outside the United States that we believe are high quality, and we believe the Fund is in a position to benefit from the potential growth of these businesses over the long-term.

      Thank you for investing in the Wasatch International Growth Fund.

INTERNATIONAL GROWTH FUND -- PORTFOLIO SUMMARY                SEPTEMBER 30, 2004

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                      SINCE INCEPTION
                                            1 YEAR      5 YEARS           6/28/02
                                            ------      -------           -------
WASATCH INTERNATIONAL GROWTH FUND           21.97%        N/A              18.63%
MSCI World Ex-U.S.A. Small-Cap Index        26.58%        N/A              20.45%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                            TOP 10 EQUITY HOLDINGS*

TICKER                         COMPANY                               % OF FUND
------                         -------                               ---------
CNELN     CAIRN ENERGY PIC                                               3%
          (United Kingdom) Oil and gas developer.

PUMGR     PUMA AG RUDOLF DASSLER SPORT                                   3%
          (Germany) Shoe and apparel manufacturer.

STMNSW    STRAUMANN HOLDING AG                                           2%
          (Switzerland) Dental implants.

EKTABSS   ELEKTA AB, CLASS B                                             2%
          (Sweden) Radiology equipment.

ORPFP     ORPEA (France)                                                 2%
          Nursing homes.

SIALN     SOCO INTERNATIONAL Plc                                         2%
          (United Kingdom) Oil and gas developer.

SEEN SW   SAIA-BURGESS ELECTRONICS AG                                    2%
          (Switzerland) Electronic components
          for automobiles.

4666 JP   PARK24 CO. LTD. (Japan)                                        2%
           Parking lot operator.

HCG CN    HOME CAPITAL GROUP, Inc.                                       2%
          (Canada) Mortgage lender.

4732 JP   USS CO. LTD. (Japan)                                           2%
          Used car auctions.

*Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                  [PIE CHART]

CONSUMER DISCRETIONARY                24.7%
HEALTH CARE                           19.9%
INFORMATION TECHNOLOGY                13.6%
INDUSTRIALS                           12.0%
OTHER                                  7.5%
CONSUMER STAPLES                       5.3%
ENERGY                                 5.0%
FINANCIAL SERVICES                     4.8%
FINANCIALS                             4.5%
TECHNOLOGY                             2.7%

**Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                              [PERFORMANCE GRAPH]

                   WASATCH
                INTERNATIONAL       MSCI WORLD EX-U.S.A.
   DATE          GROWTH FUND          SMALL-CAP INDEX
   ----          -----------          ---------------
 6/28/2002         10,000                  10,000
 6/30/2002         10,000                  10,146
 9/30/2002          8,850                   8,505
12/31/2002          9,430                   8,530
 3/31/2003          8,610                   8,295
 6/30/2003         10,510                  10,370
 9/30/2003         12,060                  12,037
12/31/2003         13,670                  13,802
 3/31/2004         14,760                  15,403
 6/30/2004         15,030                  15,435
 9/30/2004         14,710                  15,236

+INCEPTION: June 28, 2002. THE MSCI WORLD EX-U.S.A. SMALL-CAP INDEX is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $1.5 billion across 22 developed markets, excluding the United States. YOU CANNOT INVEST IN THE INDEX.

MICRO CAP FUND -- MANAGEMENT DISCUSSION                       SEPTEMBER 30, 2004

[PHOTO OF ROBERT GARDINER]     [PHOTO OF DANIEL CHACE]

Robert Gardiner CFA            Daniel Chace
Portfolio Manager              Portfolio Manager

REVIEW OF THE YEAR

      In the year ended September 30, the Wasatch Micro Cap Fund gained 9.96% compared to a gain of 18.77% for the Russell 2000 Index. The Fund significantly underperformed the Index even though the majority of our holdings produced strong earnings growth throughout the year.

      Much of the underperformance had to do with the Fund's weightings in certain sectors compared to the Index, and in some sectors our holdings did not do as well as those in the Index. We use a bottom-up approach to investing, which means we analyze the investment potential of individual companies. As a result, our sector weightings may be quite different from those of the Index.

      This was the case in the materials and processing sector where the Fund historically has been underweighted compared to the Index. The securities in the Index were up substantially in the past 12 months and this sector made a positive contribution to the Index's performance. In contrast, our materials and processing holdings were down and this sector of the Fund detracted from our performance. Our investment in Cabot Microelectronics, a supplier of chemicals to the semiconductor industry, had the greatest negative impact on the Fund's performance. Cabot's stock price was affected by concerns over the company's competitive position and broader declines among semiconductor stocks.

      The stock prices of most companies in the energy sector have risen dramatically this year due to significant increases in the prices of oil and natural gas. The Fund had far less exposure to this sector than did the Index. The energy sector made a negligible contribution to the Fund's performance but was one of the Index's top contributors. We do not preclude ourselves from investing in this sector but we have historically had difficulty finding attractive long-term investments given the dependence of most energy companies on unpredictable commodity prices.

      As of September 30, the Fund's weighting in the financial services sector was less than half that of the Index's, despite selectively adding growing financial services companies throughout the year. While our holdings were up significantly more than the Index, our underweighting meant this sector did not contribute as much to the Fund's performance as it did to the Index's. In the first six months of the year, expectations of a strong economy created concern that the Fed would raise interest rates considerably. Financial services companies are generally perceived to be sensitive to rising interest rates and this caused broad stock price declines within the sector. Increasing economic uncertainty accompanied by the expectation that interest rates would rise slowly made financial services stocks more attractive to investors in the past six months and the Fund's financial services holdings benefited. The biggest positive contributor to the Fund's performance in this sector was Home Capital Group, a Canadian mortgage lender to below prime customers.

      Twelve months ago, technology stocks were generally priced in anticipation of strong economic growth. When this did not materialize, expectations and stock prices were reset at lower levels. In recent months, technology stock prices tumbled again as concerns emerged over rising semiconductor inventories and evolved to include worries over the strength of demand for technology products in the back to school and upcoming holiday seasons. As it has done historically, the Fund carried a significant overweight in the technology sector compared to the Index given the number of interesting micro cap companies we have been able to find there. Despite the stock price weakness of our holdings, we continue to believe that we have invested in many high quality companies with above average growth prospects.

      The consumer discretionary sector made the best contribution to the Fund's performance over the past 12 months. However, in the last six months, slowing consumer spending has affected many companies in this sector. The largest contribution to the Fund's performance came from Big 5 Sporting Goods, a sporting goods retailer. Big 5's stock price rose as the company reported strong financial results and decreased its debt. Another noteworthy performer was Bijou Brigitte, a German-based retailer of costume jewelry and accessories. Bijou Brigitte combined strong business momentum with an attractively priced stock.

      Health care is a sector where we have traditionally done well but this was not the case in the past year. While this sector made a positive contribution to the Fund's performance and most of our holdings reported strong earnings growth, we had more companies than usual experience short-term setbacks. An example was Icon, a United Kingdom-based research organization that manages clinical trials for pharmaceutical companies. Icon's results were hurt when some clinical trials were postponed. We still believe this is a high quality business with good long-term growth potential.

      In recent years, Wasatch has added international expertise that we have been able to successfully leverage for the Fund. Our international investments had a positive impact on performance during the year. Two examples are Home Capital Group and Bijou Brigitte mentioned earlier.

OUTLOOK

      The U.S. economy still faces many challenges including global unrest, rising energy prices, weakening consumer spending and less than robust job creation. Despite a disappointing year, we are confident the Fund is invested in high quality companies with above average growth prospects, and that we have acquired their stocks at generally reasonable prices. Market volatility like that of the past year can prove to be an opportunity, as high quality stocks often will trade at attractive prices. Beyond this, we continue to cover the waterfront seeking to invest in the next generation of great growth companies, both domestically and internationally.

      Thank you for investing in the Wasatch Micro Cap Fund.

MICRO CAP FUND -- PORTFOLIO SUMMARY                           SEPTEMBER 30, 2004

                          AVERAGE ANNUAL TOTAL RETURNS

                                                               SINCE INCEPTION
                                       1YEAR         5 YEARS       6/19/95
                                       -----         -------       -------
WASATCH MICRO CAP FUND                 9.96%          25.44%         26.53%
Russell 2000 Index                    18.77%           7.41%          9.34%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

Investments in micro cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

                            TOP 10 EQUITY HOLDINGS*

TICKER  COMPANY                                                    % OF FUND
------  -------                                                    ---------
AMSG    AMSURG CORP.                                                  4%
        Outpatient surgery centers.

BGFV    BIG 5 SPORTING GOODS CORP.                                    3%
        Sporting goods retailer.

CRAI    CHARLES RIVER ASSOCIATES, INC.                                2%
        Economic and business consulting.

OIIM    02MICRO INTERNATIONAL LTD.                                    2%
        Semiconductors to increase power efficiency.

BIJGR   BIJOU BRIGITTE AG                                             2%
        Costume jewelry retailer.

HCG CN   HOME CAPITAL GROUP, INC.                                     2%
         Alternative mortgage lender.

ICUI     ICU MEDICAL, INC.                                            2%
         Disposable connectors for intravenous therapy.

GTRC     GUITAR CENTER, INC.                                          2%
         Music stores.

MCRL     MICREL, INC.                                                 2%
         Analog semiconductors for cell phones
         and laptops.

AHS      AMN HEALTHCARE SERVICES, INC.                                2%
         Health care staffing.

*Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                  [PIE CHART]

HEALTH CARE                       27.5%
CONSUMER DISCRETIONARY            24.7%
TECHNOLOGY                        19.0%
FINANCIAL SERVICES                12.9%
PRODUCER DURABLES                  8.5%
AUTOS & TRANSPORTATION             3.4%
MATERIALS & PROCESSING             1.5%
OTHER                              1.2%
INDUSTRIALS                        0.7%
INFORMATION TECHNOLOGY             0.6%

**Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                              [PERFORMANCE GRAPH]

   DATE             WASTACH MICRO CAP FUND         RUSSELL 2000 INDEX
   ----             ----------------------         ------------------
6/19/1995                   10,000                       10,000
9/30/1995                   13,600                       11,042
9/30/1996                   15,750                       12,492
9/30/1997                   22,771                       16,638
9/30/1998                   20,779                       13,474
9/30/1999                   28,619                       16,044
9/30/2000                   46,900                       19,796
9/30/2001                   54,556                       15,598
9/30/2002                   53,788                       14,147
9/30/2003                   80,832                       19,310
9/30/2004                   88,880                       22,935

+INCEPTION: June 19,1995. THE RUSSELL 2000 INDEX is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

MICRO CAP VALUE FUND -- MANAGEMENT DISCUSSION                 SEPTEMBER 30, 2004

     [PHOTO]                    [PHOTO]                     [PHOTO]

Robert Gardiner, CFA        John Malooly, CFA           Brian Bythrow, CFA
Portfolio Manager           Portfolio Manager           Portfolio Manager

REVIEW OF THE YEAR

      In its first full fiscal year of operation, the Wasatch Micro Cap Value Fund gained 23.06% and outperformed the Russell 2000 Index, which gained 18.77%.

      It was tougher to find undervalued micro cap companies during the first six months of the fiscal year given the popularity and subsequent rise in the prices of micro cap stocks during 2003. In this environment, we took profits in our high priced micro cap stocks as we looked for opportunities to invest in companies that met our growth and value criteria. As economic uncertainty caused stock prices to decline over the past six months, finding undervalued micro cap companies has been a bit less challenging. This environment provided opportunities to take new positions and reinvest in some positions that we sold earlier in the year.

      In both environments, we believe our hands-on research process helped us identify companies with the potential to contribute to the long-term track record we are striving to build. Our research was rewarded as the Fund's largest positions generally aided our performance during the year.

      Apparently we weren't the only ones who believed our names held good value as Endocardial Solutions, Rainbow Rentals, BW Technologies and Computer Access Technologies were acquired by other companies during the year.

      We were surprised at how many growing micro cap companies we found overseas. The micro cap market is less developed abroad than in the United States and many foreign micro cap companies have yet to be discovered by investors. As a result, we believe that some of these companies may be significantly undervalued despite having attractive growth characteristics.

      The Fund's largest holding as of September 30 and one of the best contributors to performance was Bijou Brigitte, a German-based retailer of costume jewelry. Bijou Brigitte is an excellent example of the characteristics we require for a company to be heavily weighted in the Fund -- an expe-rienced management team, strong growth prospects and a stock priced below what we think the company is worth.

      On average, our holdings in the financial services sector reported strong earnings growth throughout the year and made the largest contribution to the Fund's performance. The Fund's investments in regional banks did well. One strong performer was Wilshire Bancorp, a Los Angeles-based bank focused on serving Korean and Hispanic populations. Another was Home Capital Group, a Canadian mortgage lender that provides residential mortgages to populations, such as immigrants and the self-employed, that are not well served by major banks. The Fund was underweighted in the financial services sector compared to the Index, yet with holdings like Wilshire and Home Capital Group, we outperformed the Index.

      Unlike large health care conglomerates with hundreds of products, micro cap health care companies generally have just one or two products. The entrepreneurs who run them typically develop products or technologies that fill a specialized niche within a certain medical industry. A large part of our research focuses on understanding how successful these innovative health care products are likely to be in their markets. A possible outcome for successful micro cap companies is that larger health care companies acquire them. An example is Endocardial Solutions, a company that developed a system to map cardiac arrhythmia, which enables a surgical cure for atrial fibrillation. St. Jude Medical recently acquired Endocardial Solutions at a substantial premium, making it one of the largest contributors to the Fund's performance over the past 12 months.

      Similar to the health care sector, a lot of micro cap companies in the technology sector focus on developing processes and applications for specific industries. We hold a number of companies that develop measuring systems to detect defects in semiconductor chip manufacturing processes. We like their long-term prospects as we noted that these systems have become increasingly important in meeting the demand for smaller semiconductors that hold more information. However, the semiconductor industry hit a soft spot during the year and caused our investments in Nassda and August Technology to detract from the Fund's performance. In addition, general weakness in the technology sector affected our investments in CorVu and iPass, which also detracted from the Fund's performance.

      The Fund did not perform as well as the Index in sectors where we were underweighted including the consumer discretionary, materials and processing, energy and autos and transportation sectors. Aside from consumer discretionary, these sectors are generally not a focus for the Fund. A significant detractor from the Fund's performance in the autos and transportation sector was Norwegian Air Shuttle. The company was affected by issues that plagued the airline industry throughout the year including rising fuel costs, high fixed expenses and overcapacity.

OUTLOOK

      We feel good about the Fund's positioning going into the new fiscal year. The micro cap companies in which we invested have the potential to grow well and we believe that the prices we paid leave room for their stocks to appreciate. We continue to look for micro cap companies that provide a favorable mix of quality, growth potential and value. We believe that if we continue to be disciplined in executing our investment strategies, the Fund will have the potential to help you achieve your long-term investment goals.

      Thank you for investing in the Wasatch Micro Cap Value Fund.

MICRO CAP VALUE FUND -- PORTFOLIO SUMMARY                     SEPTEMBER 30, 2004

                          AVERAGE ANNUAL TOTAL RETURNS

                                                   SINCE INCEPTION
                               1YEAR    5 YEARS        7/28/03
                               -----    -------    ---------------
WASATCH MICRO CAP VALUE FUND   23.06%     N/A           23.81%
Russell 2000 Index             18.77%     N/A           18.77%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

Investments in micro cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

                             TOP 10 EQUITY HOLDINGS*

Ticker                  Company                      % of Fund  Ticker                     Company                     % of Fund
------  -------- ----------------------------------  ---------  ------  ---------------------------------------------  ---------
BIJGR   BIJOU BRIGITTE AG (Germany)                      3%      ECSI   ENDOCARDIAL SOLUTIONS, INC.                        2%
        Costume jewelry retailer                                        Systems to map cardiac arrhythmia.

ISTA    ISTA PHARMACEUTICALS,  INC.                      2%      ICUI   ICU MEDICAL, INC.                                  2%
        Pharmaceuticals for opthalmology.                               Disposable connectors for intravenous therapy

NPTH    ENPATH MEDICAL, INC.                             2%      PLXT   PLX TECHNOLOGY, INC.                               2%
        Advanced vascular delivery products.                            Semiconductors to accelerate
                                                                        and manage data transfer.

WIBC    WILSHIRE BANCORP, INC.                           2%      APTI   ADVANCED POWER TECHNOLOGY, INC.                    2%
        Regional bank.                                                  High performance power semiconductors.

INTT    INTEST CORP.                                     2%
        Products used in equipment to automatically              OHB    ORLEANS HOMEBUILDERS, Inc.                         2%
        test integrated circuits.                                       Homebuilder.

*Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                          [SECTOR BREAKDOWN PIE CHART]

[ ] HEALTHCARE                            29.1%

[ ] FINANCIAL SERVICES                    21.7%

[ ] PRODUCER DURABLES                     14.0%

[ ] CONSUMER DISCRETIONARY                12.3%

[ ] TECHNOLOGY                            11.6%

[ ] AUTOS & TRANSPORTATION                 3.6%

[ ] OTHER                                  2.6%

[ ] INDUSTRIALS                            2.5%

[ ] MATERIALS                              1.5%

[ ] ENERGY                                 1.1%

**EXCLUDES SHORT-TERM INVESTMENTS, IF ANY.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

    DATE       WASATCH MICRO CAP VALUE FUND     RUSSELL 2000 INDEX
 7/28/2003                10,000                      10,000
 9/30/2003                10,450                      10,316
12/31/2003                12,059                      11,814
 3/31/2004                13,610                      12,553
 6/30/2004                13,460                      12,613
 9/30/2004                12,860                      12,252

+ INCEPTION: July 28, 2003. THE RUSSELL 2000 INDEX is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

SMALL CAP GROWTH FUND -- MANAGEMENT DISCUSSION                SEPTEMBER 30, 2004

[PHOTO]

Jeff Cardon, CFA
Portfolio Manager

REVIEW OF THE YEAR

      The Wasatch Small Cap Growth Fund gained 8.27% in the fiscal year ended September 30,2004. The Fund underperformed the Russell 2000 Index, a widely used measure for the performance of small company stocks, which gained 18.77%.
While the Fund's 12-month performance was disappointing, we are pleased by our long-term results. Please see the portfolio summary on the next page.

      As we stated in our semi-annual report, during the first six months of our fiscal year, the Russell 2000 Index's returns were driven by big price gains in companies that do not meet our quality criteria. Market winners during this period tended to be the stocks of very small companies, companies without profits, and companies with significant debt on their balance sheets. Our belief was that these kinds of stocks would not be able to sustain superior market performance once the market returned to normalcy.

      The market did turn away from low quality stocks over the past six months. In fact, the kind of market environment we saw from March through September 2004 was one in which we have historically done well. Our strategy of investing in high quality companies at rational prices usually shines during a period of uncertainty and generally declining stock prices like that of the past six months. Uncharacteristically, we have not performed as well as anticipated during this recent phase of the market. In the second half of our fiscal year, the Fund lost 3.24% while the Russell 2000 Index lost 2.40%.

      Although the earnings growth of our portfolio companies has been stellar and growing at a greater than 20% clip, a handful of companies with weak short run earnings hindered performance. Even though the number of earnings slowdowns was not abnormally high, the market reaction was unusually severe. Taro Pharmaceutical, Cabot Microelectronics, Integrated Circuit Systems and Dollar Tree Stores were examples of companies with disappointing stock price performance. While these companies detracted from the Fund's performance during the past 12 months, we continue to hold them because we believe their long-term growth prospects remain bright.

      In addition to these stock specific setbacks, our underperformance relative to the Russell 2000 Index was due to strong sector gains in the energy, minerals, industrial services, producer manufacturing and the financial sectors of the market. Over the years, we have noted that the Small Cap Growth Fund is traditionally underweight in these sectors because we can't find very many growth companies in these slower growing industries. We believe our focus on investing in companies in faster growing industries such as technology, health services, business services, and health technology will serve our investors well over the long run. The downside to this strategy is that we will experience periods of underperformance when the stocks of cyclical, slower growing industries are in favor. We think this is a reasonable tradeoff given our focus on investing in companies with long run growth opportunities.

OUTLOOK

      We are disappointed in our recent performance. As stated above, six months ago we entered a market where we should have delivered stronger performance to our shareholders. Historically, our shareholders have endured similar periods of underperformance and we have responded with favorable results. As you know, there are no guarantees of better performance ahead though we remain confident in our ability to identify and invest in the stocks of high quality growth companies and have a strong conviction that sticking to our discipline is the proper long and short run strategy.

      Importantly, the outlook for the fundamentals of our portfolio companies remains solid and supports our belief that, despite this period of underperformance, the Fund has invested in companies that have superior long run earnings growth potential. We believe that over time earnings growth drives stock prices and that our strategy of investing in growing small companies has the potential to help you achieve your long-term investment objectives.

      We remain committed to working hard for you and we are mindful of the assets you have entrusted to us.

      Thank you for investing in the Wasatch Small Cap Growth Fund.

SMALL CAP GROWTH FUND -- PORTFOLIO SUMMARY                    SEPTEMBER 30, 2004

                          AVERAGE ANNUAL TOTAL RETURNS

                                 1YEAR     5 YEARS    10 YEARS
                                 -----     -------    --------
WASATCH SMALL CAP GROWTH FUND     8.27%     13.26%     14.54%
Russell 2000 Index               18.77%      7.41%      9.87%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY HE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                             TOP 10 EQUITY HOLDINGS*

Ticker                Company                          % of Fund   Ticker                       Company                   % of Fund
------  ---------------------------------------------  ---------   ------   --------------------------------------------  ---------
 ORLY   O'REILLY AUTOMOTIVE, INC.                          4%       AGP     AMERIGROUP CORP.                                  2%
        Automotive parts retailer/distributor.                              Health care services to Medicaid recipients.

 KNGT   KNIGHT TRANSPORTATION,INC.                         3%       NXTP    NEXTEL PARTNERS, INC., CLASS A                    2%
        Long haul trucking and logistic services.                           Wireless service provider.

 AMSG   AMSURG CORP.                                       3%       MCRL    MICREL, INC.                                      2%
        Outpatient surgery centers                                          Analog semiconductors for cell phones and
                                                                            laptops.

 TECH   TECHNE CORP.                                       3%       CARS    CAPITAL AUTOMOTIVE                                 2%
        Complex, disposable research kits for biotech                       Specialized REIT.

 AMHC   AMERICAN HEALTHWAYS, INC.                          2%       YCC     YANKEE CANDLE CO., INC.                            2%
        Disease management services.                                        Scented candle manufacturer.

*Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                  [PIE CHART]

HEALTH CARE                               26.7%

CONSUMER DISCRETIONARY                    25.1%

TECHNOLOGY                                20.6%

FINANCIAL SERVICES                        11.6%

PRODUCER DURABLES                          5.8%

AUTOS & TRANSPORTATION                     3.6%

UTILITIES                                  2.2%

MATERIALS & PROCESSING                     1.8%

OTHER                                      1.5%

FINANCIALS                                 1.1%

**EXCLUDES SHORT-TERM INVESTMENTS, if any.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]



  DATE         WASATCH SMALL CAP GROWTH FUND      RUSSELL 2000 INDEX
---------      -----------------------------      ------------------
9/30/1994                  10,000                       10,000
9/30/1995                  13,519                       12,340
9/30/1996                  13,371                       13,961
9/30/1997                  17,309                       18,594
9/30/1998                  13,997                       15,058
9/30/1999                  20,849                       17,930
9/30/2000                  31,196                       22,124
9/30/2001                  28,509                       17,432
9/30/2002                  26,362                       15,810
9/30/2003                  35,893                       21,581
9/30/2004                  38,862                       25,633

THE RUSSELL 2000 INDEX is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

SMALL CAP VALUE FUND -- MANAGEMENT DISCUSSION                 SEPTEMBER 30, 2004

[PHOTO]                 [PHOTO]

Jim Larkins, MBA    John Mazanec, MBA
Portfolio Manager   Portfolio Manager

REVIEW OF THE YEAR

      The Wasatch Small Cap Value Fund gained 19.73% in the 12 months ended September 30, 2004. The Fund underperformed the Russell 2000 Value Index, a widely used measure for the performance of value-oriented small company stocks, which gained 25.66% over the same period.

      The underperformance relative to the Index was caused primarily by the Fund's investments, or lack thereof we should say, in the materials and processing and energy sectors as well as the relatively poor performance of our investments in the consumer discretionary sector.

      Consistent with our history, the Fund was considerably underweight in the materials and processing and energy sectors. Many of the companies in these two sectors are heavily influenced by commodity prices, possess significant operating leverage and are often burdened with large debt loads. In a favorable operating environment, the combination of these three attributes can lead to very strong financial results. For example, over the past year, worldwide demand for many of the products and commodities produced by these companies has increased, the prices paid by consumers for these products have risen dramatically, and interest rates have remained low. As a result, many of these companies have been able to sell more units at higher prices while incurring less interest expense. In short, the macro environment for these companies has been very favorable over the past year.

      However, when the operating environment is not as hospitable, the earnings and cash flow of these companies can be small to non-existent and the debt loads can be unmanageable. It is also difficult to find companies in these sectors with predictable three to five year growth prospects given the volatility of commodity prices. While we like to invest in companies that are supported by favorable operating environments, we prefer environments that have exhibited more stability than those of these two sectors. We also try to invest in companies that have some control over their own destiny should the operating environment deteriorate. Executing this investment thesis is obviously easier said than done. We do not want to make excuses for being underinvested in these two sectors over the past year, but we do want to help our shareholders understand our investment philosophy and how it affects our decisions.

      While higher fuel prices have been good for the energy sector, they have contributed to a marked slowdown in consumer spending over the past six months. The slowdown had a significant negative impact on our holdings in the consumer discretionary sector, where we were heavily invested in retail companies. For example, one detractor from the Fund's performance due to weaker than anticipated sales was Casual Male, a chain of clothing stores that cater to big and tall consumers. We think the company is still an attractive investment and view a recent acquisition as favorable for its long-term growth prospects.

      Some of our consumer discretionary investments were in companies facing short-term challenges that we believed were manageable. During the year, though, the increasingly uncertain economic environment made the desired "turnarounds" difficult to achieve. This was the case with Action Performance, a developer and marketer of die cast model racing cars and other racing related memorabilia, which was the biggest detractor from the Fund's performance. We are monitoring developments at Action Performance as we believe growth may be slower than originally anticipated.

      The sector that contributed the most to the Fund's positive results over the past 12 months was financial services. We invested in many of our financial services holdings when their stock prices were depressed due to concerns that strong economic growth would trigger rising interest rates. The favorable characteristics we saw in the companies in which we invested included strong business fundamentals and, in many cases, attractive dividend yields. With economic growth not as robust as predicted, the fear of sharply rising interest rates dissipated and our holdings benefited as financial services companies once again became attractive investments. A number of the Fund's top contributors to performance were financial services companies including Saxon Capital, Redwood Trust, Commercial Capital, AmeriCredit and Accredited Home Lenders.

      Our health care holdings also contributed positively to the Fund's results led by Chattem, a maker of over-the-counter health care products. Chattem's stock price rose as the company resolved liability issues, settled lawsuits and developed profitable extensions of existing products. While Chattem is an exception, current economic weakness generally has not been favorable for our fallen angels strategy of investing in companies with a history of profitable growth that have hit a bump in the road. We seek to invest in fallen angels at low prices and capture stock price appreciation as they resume their earnings growth track. Fallen angels generally have an easier time getting back on track when the economy is strengthening.

OUTLOOK

      Although some companies have detracted from the Fund's results over the past 12 months, we think our current holdings may offer good upside potential over the next 12 to 24 months. In addition, as stock prices have come down we have been fine-tuning the Fund by investing in higher quality companies that we believe are undervalued. Presently, we are finding attractive pockets of opportunity among financial services and technology companies, homebuilders, auto dealers and selected retailers. We believe the Fund is well positioned with the potential to help you achieve your long-term investment objectives.

      Thank you for investing in the Wasatch Small Cap Value Fund.

SMALL CAP VALUE FUND -- PORTFOLIO SUMMARY                     SEPTEMBER 30, 2004

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE INCEPTION
                                     1 YEAR         5 YEARS         12/17/97
                                     ------         -------         --------
WASATCH SMALL CAP VALUE FUND         19.73%          21.73%          18.95%
Russell 2000 Value Index             25.66%          14.71%           9.41%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                             TOP 10 EQUITY HOLDINGS*

Ticker                    Company                         % of Fund  Ticker                  Company                % of Fund
------  -----------------------------------------------   ---------  ------    -----------------------------------  ---------
 GISX   GLOBAL IMAGING SYSTEMS, INC.                          3%      NCT      NEWCASTLE INVESTMENT CORP.               2%
        Office imaging equipment sales and service.                            Real estate REIT.

 SAXN   SAXON CAPITAL, INC.                                   3%      KEYS     KEYSTONE AUTOMOTIVE INDUSTRIES,          2%
        Subprime mortgage REIT.                                                Aftermarket auto replacement parts.

  NTY   NBTY, INC.                                            3%      DRCT     DIRECT GENERAL CORP.                     2%
        Nutritional supplements manufacturer /retailer.                        Non-standard auto insurance.

  RWT   REDWOOD TRUST, INC.                                   3%      ACF      AMERICREDIT CORP.                        2%
        Jumbo ARM mortgage REIT                                                Subprime automobile lender.

 CCBI   COMMERCIAL CAPITAL BANCORP,INC.                       2%      FBR      FRIEDMAN, BILLINGS, RAMSEY GROUP,        2%
        Regional bank specializing in  multifamily                             INC., CLASS A
        residential loans.                                                     Mortgage REIT.

*Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                  [PIE CHART]

[ ] FINANCIAL SERVICES                  43.0%

[ ] CONSUMER DISCRETIONARY              22.9%

[ ] AUTOS & TRANSPORTATION               7.6%

[ ] TECHNOLOGY                           6.8%

[ ] PRODUCER DURABLES                    6.4%

[ ] HEALTH CARE                          4.8%

[ ] CONSUMER STAPLES                     2.7%

[ ] OTHER                                2.7%

[ ] MATERIALS & PROCESSING               1.7%

[ ] ENERGY                               1.4%

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

   DATE       WASATCH SMALL CAP VALUE FUND    RUSSELL 2000 VALUE INDEX
----------    ----------------------------    ------------------------
12/17/1997                10,000                       10,000
 9/30/1998                 9,000                        8,767
 9/30/1999                12,150                        9,278
 9/30/2000                18,218                       10,703
 9/30/2001                21,505                       11,303
 9/30/2002                18,849                       11,138
 9/30/2003                27,128                       14,664
 9/30/2004                32,481                       18,426

+ INCEPTION: December 17,1997. THE RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

ULTRA GROWTH FUND -- MANAGEMENT DISCUSSION                    SEPTEMBER 30, 2004

[PHOTO OF KAREY BARKER]                                 [PHOTO OF AJAY KRISHNAN]

 Karey Barker, CFA                                       Ajay Krishnan, CFA
 Portfolio Manager                                       Portfolio Manager

REVIEW OF THE YEAR

      The Wasatch Ultra Growth Fund lost 4.44% in the 12 months ended September 30, 2004. The Fund substantially underperformed the Russell 2000 Growth Index, which gained 11.92%, and the Russell 2500 Growth Index, which gained 11.69%.

      Between September 2003 and March 2004, we moved to position the Fund more conservatively in the face of what we considered to be a generally overvalued market by increasing the Fund's exposure to health care and decreasing our exposure to technology. Although the Fund's results for this six-month period were positive, we significantly underperformed the Russell 2000 Growth Index. As we stated in the semi-annual report, we were not invested in the best performing companies in the Index because we considered them to be largely speculative investments. While we are never happy with poor performance, our underperformance of the benchmark in this six month period was not unusual given our sensitivity to the risks posed by overpriced stocks.

      From April through September 2004, the market was down. Although we felt we had moved to a more defensive posture, this did not generate the type of performance we would have expected. The Fund gave back the gains made in the first half of the year and fell into negative territory. This was attributable to the weak stock price performance of many of our holdings and specific issues at a few portfolio companies. Investors, jittery about high stock prices and economic uncertainty, were easily disappointed and quick to sell stocks on rumors of weakness or negative news. This exacerbated already challenging conditions.

      Our holdings in the health care sector, which was substantially overweighted compared to the Index, usually carry us through these types of environments. That was clearly not the case this year. A higher than usual number of health care services companies experienced short-term setbacks. Two significant detractors were Accredo Health and Odyssey HealthCare. Accredo's stock price declined when investors became concerned about how the profits of companies like Accredo would be affected by changes in government reimbursement rates. The company's management provided future earnings guidance based on what they believe is a worst-case reimbursement scenario. We think management's actions reset expectations and allowed for future upside potential. Odyssey's earnings fell below expectations due to a reduction in patient care days that were deemed eligible for government reimbursement. While we continue to believe in the growth of the specialty drug distribution and hospice industries, we have reduced our exposure to both companies given that these issues are outside of their operational control. We are monitoring both companies closely and will increase or decrease our positions as we gain more clarity on their situations.

      Over the past six months, we selectively added to positions in technology companies when we saw opportunities to invest at better prices. Unfortunately, technology stock prices continued to fall as we increased our overall technology weighting. Semiconductor stocks suffered an additional hit when investors became concerned about rising inventories. This caused National Semiconductor and Cabot Microelectronics to detract significantly from the Fund's performance. However, UTStarcom was the largest detractor. While the company is profitable and reported strong earnings growth, revenues and expected margins were weaker due to increased competition in its handset markets. As a result, management announced that future earnings would be below expectations. We think the company has promising long-term growth potential, but we have lowered our position to reflect substantial near term risk.

      The Fund's consumer discretionary holdings also contributed to the Fund's loss. Our retail holdings were generally weak in response to the slowdown in consumer spending. Wireless Facilities, a provider of services to the telecommunications industry, hurt the Fund's performance. Despite reporting strong earnings growth throughout the year, its stock price was caught in the technology downdraft. We continue to be optimistic about the demand for wireless phone usage and our wireless communication stocks.

      Over the past 12 months, we were underweighted in the financial services sector compared to the Index and our holdings were up significantly more than those in the Index. Our producer durables holdings made a slight contribution to the Fund during the last 12 months.

      We are pleased that the market for initial public offerings (IPOs) has revived. A vibrant IPO market is essential as it provides a fresh supply of new growth companies for us to consider for investment. We invested in a number of IPOs during the year and several have become material holdings.

OUTLOOK

      We are cautious in our expectations for the Fund's returns over the short-term as challenging issues in the macro environment may impact investment performance and most sectors of the Russell 2000 Growth Index still feel somewhat expensive to us. On a positive note, the recent market correction in certain sectors has created better opportunities to invest in high quality companies at prices that are more rational than we have seen in quite some time. In addition, we believe that many of our companies that experienced setbacks have gotten back on track and now have the potential to renew their growth and regain investor confidence. We believe that investing at rational prices in fast-growing companies in dynamic sectors such as health care and technology continues to have the potential to help you reach your long-term investment goals.

      Thank you for investing in the Wasatch Ultra Growth Fund.

ULTRA GROWTH FUND -- PORTFOLIO SUMMARY                        SEPTEMBER 30, 2004

                          AVERAGE ANNUAL TOTAL RETURNS

                                      1 YEAR        5 YEARS         10 YEARS
                                      ------        -------         --------
WASATCH ULTRA GROWTH FUND             -4.44%         11.65%          14.28%
Russell 2000 Growth Index             11.92%         -0.68%           5.54%
Russell 2500 Growth Index             11.69%          1.53%           8.06%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                             TOP 10 EQUITY HOLDINGS*

TICKER          COMPANY                                          % OF FUND
------          -------                                          ---------
USPI      UNITED SURGICAL PARTNERS
          INTERNATIONAL, INC.                                        4%
          Short-stay surgical centers.

AMHC      AMERICAN HEALTHWAYS, INC.                                  4%
          Disease management services.

ACDO      ACCREDO HEALTH, INC.                                       4%
          Services for individuals with chronic diseases.

AMSG      AMSURG CORP.                                               3%
          Outpatient surgery centers.

KCI       KINETIC CONCEPTS, INC.                                     3%
          Devices for wound treatment.

NSM       NATIONAL SEMICONDUCTOR CORP.                               2%
          Analog semiconductors.

DLTR      DOLLAR TREE STORES, INC.                                   2%
          Dollar discount stores.

MCRL      MICREL, INC.                                               2%
          Analog semiconductors for cell phones and laptops.

OIIM      02MICRO INTERNATIONAL LTD.                                 2%
          Semiconductors to increase power efficiency.

WFII      WIRELESS FACILITIES, INC.                                  2%
          Telecommunications industry services.

*Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                  [PIE CHART]

HEALTH CARE                                        35.3%
TECHNOLOGY                                         27.4%
CONSUMER DISCRETIONARY                             15.3%
FINANCIAL SERVICES                                 10.0%
PRODUCER DURABLES                                   4.6%
MATERIALS & PROCESSING                              3.4%
UTILITIES                                           1.7%
TREASURY NOTES & BONDS                              1.2%
FINANCIALS                                          0.8%
OTHER                                               0.3%

**Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                      WASATCH ULTRA           RUSSELL 2000          RUSSELL 2500
DATE                   GROWTH FUND            GROWTH INDEX          GROWTH INDEX
--------------------------------------------------------------------------------
9/30/1994                 10,000                 10,000                10,000
9/30/1995                 16,924                 12,821                13,018
9/30/1996                 16,495                 14,437                15,101
9/30/1997                 20,082                 17,809                19,013
9/30/1998                 15,650                 13,386                14,386
9/30/1999                 21,888                 17,754                20,119
9/30/2000                 32,102                 23,020                29,171
9/30/2001                 28,605                 13,217                16,662
9/30/2002                 25,818                 10,817                13,737
9/30/2003                 39,743                 15,330                19,431
9/30/2004                 37,980                 17,158                21,703

THE RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. THE RUSSELL 2000 INDEX is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. THE RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. YOU CANNOT INVEST IN THESE INDEXES.

U.S. TREASURY FUND -- MANAGEMENT DISCUSSION                   SEPTEMBER 30, 2004

                          [PHOTO OF VAN R. HOISINGTON]
                                Van R. Hoisington
                                Portfolio Manager

REVIEW OF THE YEAR

      In the 12 months ended September 30, 2004, the Wasatch-Hoisington U.S. Treasury Fund returned 6.27%, well above the 3.68% gain for the Lehman Brother's Aggregate Bond Index. The Fund's return was achieved by investing in U.S. Treasury securities, the highest quality debt instruments.

      On September 30, 2004, the yield on long-dated U.S. Treasury bonds (maturities longer than 20 years) was down slightly from a year earlier. The slight drop in bond yields meant that the market value of the Fund's portfolio of investments rose. The zero coupon securities held in the Fund registered the largest price appreciation.

      When inflation is moderating, we seek to position the Fund on the long end of the Treasury yield curve attempting to capture capital gains and lock in attractive yields on coupons. The Fund's results over the past 10 years reflect that long Treasury bond yields declined as the inflation rate fell and as the long-dated Treasury securities rose in value.

      The long-term Treasury bond market performed well because the inflation rate remained low, even though oil prices jumped 91%. This experience demonstrates that inflation is macro, not micro determined. Other commodities also rose, including copper, steel, cattle, soybeans and gold. Compared with the level a year earlier, the Commodity Research Bureau's Futures Price Index jumped almost 17%.

      But, as the past year demonstrates, price increases on individual items are not always the same as the general rate of inflation. Simply put, inflation occurs when too much money is chasing too few goods. In the last 12 months, money as measured by M2 money supply(1) expanded only 3.7%, close to the slowest pace in 10 years, and far below the long-term average growth rate of 6.3%. Thus, there appears to be constrained money growth.

      Meanwhile, ample excess capacity was evident in many sectors including labor markets, manufacturing, office buildings and rental apartments. Moreover, substantial excess production capacity in major foreign markets has resulted in an unrelenting flow of low priced goods from overseas. Indeed, too many goods and not enough money--the definition of falling inflation--best describes the current macro conditions. Thus, when oil and other prices surged, overall prices rose, but only temporarily. In the last three months, the overall Consumer Price Index (CPI) rose at a 0.8% annual rate and the core CPI at an even slower 0.6% pace. In this environment, bond yields were able to work lower and the Fund benefited as bond prices rose.

OUTLOOK

      The U.S. economy is headed for sharply lower growth over the next year. While rising, the odds of a recession in 2005 are not yet at 50%. In the most recent period, it appears that, due to record discounts and incentives, vehicle sales surged in the third quarter, resulting in a growth rate above 4%. However, real after-tax income grew less than 2% and the household saving rate was virtually the lowest it has been in 70 years, suggesting slower spending in the quarters ahead.

      Leading sectors of the economy faltered badly over the late summer. The Index of Leading Economic Indicators has already decreased for three consecutive months. The leading index developed by the Economic Cycle Research Institute was recently in slightly negative territory, down from a peak of 12 first recorded in November 2003 and again in January 2004. Also, the OECD's World Leading Economic Index softened as indicators of manufacturing and service sector activity weakened significantly in the U.S. and Europe.

      Five different considerations indicate elevated risks to the continued growth of the economy: 1) monetary conditions have tightened; 2) consumers and businesses worldwide have experienced the fifth oil shock since the 1970s; 3) structural imbalances such as the record level of private debt to income and the low saving rate (0.9% of disposable income); 4) the tax cuts of the past three years have been spent, and without another tax cut after-tax incomes are too weak to sustain recent rates of increase in consumer spending; and 5) foreign economic conditions are wavering, suggesting that the U.S. economy will be barraged with even more intense foreign competition.

      With a slowdown looming, the persistent trend toward lower inflation and interest rates should be sustained. Accordingly, the Fund continues to be invested in long-term Treasury bonds and zero coupon Treasuries. We believe that this is the appropriate stance for the Fund's objective of providing a rate of return that exceeds the rate of inflation over a business cycle.

(1)M2 money supply consists of overnight repurchase agreements issued by commercial banks, overnight Eurodollars, savings accounts, time deposits under $100,000 and money market mutual fund shares.

U.S. TREASURY FUND -- PORTFOLIO SUMMARY                       SEPTEMBER 30, 2004

                          AVERAGE ANNUAL TOTAL RETURNS

                                           1 YEAR       5 YEARS      10 YEARS
WASATCH-HOISINGTON U.S. TREASURY FUND       6.27%        9.21%         8.46%
Lehman Bros. Aggregate Bond Index           3.68%        7.48%         7.66%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

                                TOP 10 HOLDINGS*

                                                MATURITY                 %OF
HOLDING                                           DATE                  FUND
----------------------------------------------------------------------------
U.S. TREASURY STRIP, PRINCIPAL ONLY             11/15/21                 28%
U.S. TREASURY BOND, 7.50%                       11/15/24                 16%
U.S. TREASURY STRIP, PRINCIPAL ONLY             11/15/27                 12%
U.S. TREASURY BOND, 6.125%                      11/15/27                  8%
U.S. TREASURY BOND, 6.875%                       8/15/25                  8%
U.S. TREASURY STRIP, PRINCIPAL ONLY              8/15/25                  6%
U.S. TREASURY BOND, 6.75%                        8/15/26                  5%
U.S. TREASURY BOND, 5.50%                        8/15/28                  5%
U.S. TREASURY BOND, 6.625%                       2/15/27                  4%
U.S. TREASURY BOND, 5.375%                       2/15/31                  2%

*Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               INVESTMENT & CASH

                        [PIE CHART OF INVESTMENT & CASH]

Treasury Notes & Bonds          98.2%
Short-Term Investments           1.8%

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                         WASATCH-HOISINGTON        LEHMAN BOTHERS AGGREGATE
DATE                     U.S. TREASURY FUND              BOND INDEX
---------------------------------------------------------------------------
9/30/1994                     10,000                      10,000
9/30/1995                     11,046                      11,406
9/30/1996                     11,534                      11,965
9/30/1997                     13,061                      13,127
9/30/1998                     16,234                      14,638
9/30/1999                     14,505                      14,585
9/30/2000                     15,931                      15,604
9/30/2001                     17,985                      17,625
9/30/2002                     20,751                      19,141
9/30/2003                     21,202                      20,176
9/30/2004                     22,531                      20,918

THE LEHMAN BROTHERS AGGREGATE BOND INDEX covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and must be nonconvertible. All corporate and asset-backed securities must be registered with the SEC; and must be publicly issued. YOU CANNOT INVEST IN THE INDEX.

WASATCH FUNDS -- OPERATING EXPENSES

EXPENSE EXAMPLE

      As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of S1,000.00 invested at the beginning of the period and held for the entire six month period ended September 30, 2004.

ACTUAL EXPENSES

      The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended (March 31 or September 30). You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

      In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $7.50 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return, for a six month period of time. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $7.50 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund's fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  SEPTEMBER 30, 2004 (UNAUDITED)

                                                                 ACCOUNT VALUE
                                                   ----------------------------------------     EXPENSES           EXPENSE
                                                   BEGINNING OF PERIOD      END OF PERIOD         PAID              RATIO
                                                      APRIL 1, 2004      SEPTEMBER 30, 2004   DURING PERIOD*    DURING PERIOD*
CORE GROWTH FUND
Actual return                                           $ 1,000.00           $   955.60           $ 5.87            1.20%
Hypothetical return before expenses                     $ 1,000.00           $ 1,019.00           $ 6.06            1.20%

GLOBAL SCIENCE & TECHNOLOGY FUND
Actual return                                           $ 1,000.00           $   844.40           $ 8.99            1.95%
Hypothetical return before expenses                     $ 1,000.00           $ 1,015.25           $ 9.82            1.95%

HERITAGE GROWTH FUND(1)
Actual return                                           $ 1,000.00           $   986.00           $ 1.08            0.95%
Hypothetical return before expenses                     $ 1,000.00           $ 1,013.25           $ 1.10            0.95%

INTERNATIONAL GROWTH
Actual return                                           $ 1,000.00           $   996.60           $ 9.48            1.90%
Hypothetical return before expenses                     $ 1,000.00           $ 1,015.50           $ 9.57            1.90%

MICRO CAP FUND
Actual return                                           $ 1,000.00           $   925.20           $10.49            2.18%
Hypothetical return before expenses                     $ 1,000.00           $ 1,014.10           $10.98            2.18%

MICRO CAP VALUE FUND
Actual return                                           $ 1,000.00           $   944.90           $10.94            2.25%
Hypothetical return before expenses                     $ 1,000.00           $ 1,013.75           $11.33            2.25%

SMALL CAP GROWTH FUND
Actual return                                           $ 1,000.00           $   967.60           $ 5.90            1.20%
Hypothetical return before expenses                     $ 1,000.00           $ 1,019.00           $ 6.06            1.20%

SMALL CAP VALUE FUND
Actual return                                           $ 1,000.00           $   942.10           $ 8.35            1.72%
Hypothetical return before expenses                     $ 1,000.00           $ 1,016.40           $ 8.67            1.72%

ULTRA GROWTH FUND
Actual return                                           $ 1,000.00           $   851.10           $ 6.90            1.49%
Hypothetical return before expenses                     $ 1,000.00           $ 1,017.54           $ 7.52            1.49%

U.S. TREASURY FUND
Actual return                                           $ 1,000.00           $ 1,011.00           $ 3.77            0.75%
Hypothetical return before expenses                     $ 1,000.00           $ 1,021.25           $ 3.79            0.75%

*Expenses paid during the period are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by the number of days in the fiscal year (366).

(1)Fund inception date was June 18, 2004.

CORE GROWTH FUND -- SCHEDULE OF INVESTMENTS

 SHARES                                                         VALUE
 ------                                                         -----
              COMMON STOCKS 98.6%
              AIR TRANSPORT 0.5%
  157,900     Expeditors International of
              Washington, Inc.                               $ 8,163,430
                                                             -----------
              AUTO PARTS -- AFTER MARKET 0.5%
  580,125     Aftermarket Technology Corp.*                    7,297,973
                                                             -----------
              BANKS 1.2%
1,340,075     HDFC Bank Ltd.                                  11,753,739
2,355,925     UTI Bank Ltd.                                    6,665,631
                                                             -----------
                                                              18,419,370
                                                             -----------
              BANKS -- OUTSIDE NEW YORK
              CITY 4.7%
  527,545     Commerce Bancorp, Inc.                          29,120,484
  896,475     Doral Financial Corp.                           37,176,818
  114,350     First Community Bancorp                          4,688,350
                                                             -----------
                                                              70,985,652
                                                             -----------
              CHEMICALS 0.5%
  215,365     Cabot Microelectronics Corp.*                    7,806,981
                                                             -----------
              COMMUNICATIONS TECHNOLOGY 0.8%
  775,500     UTStarcom, Inc.*                                12,493,305
                                                             -----------
              COMPUTER SERVICES SOFTWARE
              AND SYSTEMS 2.3%
  151,075     CACI International, Inc., Class A*               7,973,739
  320,925     QLogic Corp.*                                    9,502,589
  334,375     SRA International, Inc., Class A*               17,240,375
                                                             -----------
                                                              34,716,703
                                                             -----------
              CONSUMER ELECTRONICS 0.2%
  354,100     United Online, Inc.*                             3,406,442
                                                             -----------
              DIVERSIFIED FINANCIAL SERVICES 1.2%
1,272,775     U.S.I. Holdings Corp.*                          17,373,379
                                                             -----------
              DIVERSIFIED FINANCIALS 0.7%
  779,050     Housing Development Finance
              Corp. Ltd.                                      10,355,106
                                                             -----------
              EDUCATION SERVICES 0.3%
   73,250     Bright Horizons Family Solutions, Inc.*          3,976,743
                                                             -----------
              ELECTRONICS 0.9%
  702,025     Semtech Corp.*                                  13,457,819
                                                             -----------
              ELECTRONICS -- SEMICONDUCTORS/
              COMPONENTS 4.9%
  879,699     AMIS Holdings, Inc.*                            11,893,530
3,135,479     ASE Test Ltd.*                                  16,461,265
  852,875     Integrated Circuit Systems, Inc.*               18,336,812
1,689,475     National Semiconductor Corp.*                   26,169,968
                                                             -----------
                                                              72,861,575
                                                             -----------
              FINANCE COMPANIES 1.1%
  425,050     Accredited Home Lenders Holding Co.*            16,372,926
   26,950     United PanAm Financial Corp.*                      485,235
                                                             -----------
                                                              16,858,161
                                                             -----------
              FINANCE -- SMALL LOAN 3.8%
2,687,156     AmeriCredit Corp.*                              56,107,817
                                                             -----------
              FINANCIAL DATA PROCESSING SERVICES
              AND SYSTEMS 1.3%
  658,000     Fair Isaac Corp.                                19,213,600
                                                             -----------
              FINANCIAL -- MISCELLANEOUS 5.4%
1,584,406     Fidelity National Financial, Inc.              $60,365,869
   92,925     First American Corp.                             2,864,878
  281,825     New Century Financial Corp.                     16,971,501
                                                             -----------
                                                              80,202,248
                                                             -----------
              FOOD AND DRUG RETAILING 0.5%
  250,000     Shoppers Drug Mart Corp.*                        6,781,140
                                                             -----------
              FOODS 1.5%
1,049,450     NBTY, Inc.*                                     22,626,142
                                                             -----------
              HEALTH CARE FACILITIES 3.7%
  635,275     Pharmaceutical Product Development, Inc.*       22,869,900
  473,525     Renal Care Group, Inc.*                         15,261,711
  270,390     Sunrise Senior Living, Inc.*                     9,496,097
  224,450     United Surgical Partners
              International, Inc.*                             7,709,857
                                                             -----------
                                                              55,337,565
                                                             -----------
              HEALTH CARE MANAGEMENT
              SERVICES 6.0%
  566,100     AMERIGROUP Corp.*                               31,843,125
  747,025     Pacificare Health Systems*                      27,415,817
  405,875     Pediatrix Medical Group, Inc.*                  22,262,244
  178,075     Sierra Health Services, Inc.*                    8,535,135
                                                             -----------
                                                              90,056,321
                                                             -----------
              HEALTH CARE SERVICES 5.4%
  692,350     Accredo Health, Inc.*                           16,318,690
  829,100     Apria Healthcare Group, Inc.*                   22,592,975
  289,574     Express Scripts, Inc.*                          18,920,765
  419,550     Inveresk Research Group, Inc.*                  15,477,199
  249,000     Lincare Holdings Inc.*                           7,397,790
                                                             -----------
                                                              80,707,419
                                                             -----------
              HOME BUILDING 6.2%
  899,500     D.R. Horton, Inc.                               29,782,445
  233,875     Hovnanian Enterprises, Inc., Class A*            9,378,388
  422,933     M.D.C. Holdings, Inc.                           30,916,402
   41,658     NVR, Inc.*                                      22,953,558
                                                             -----------
                                                              93,030,793
                                                             -----------
              HOUSEHOLD FURNISHINGS 0.2%
  177,725     Select Comfort Corp.*                            3,234,595
                                                             -----------
              INSURANCE -- MULTI-LINE 1.0%
  335,500     Brown & Brown, Inc.                             15,332,350
                                                             -----------
              INVESTMENT MANAGEMENT
              COMPANIES 2.6%
  936,700     Apollo Investment Corp.                         13,254,305
      600     Brantley Mezzanine Finance, LLC* ** *** +           60,000
1,069,800     MCG Capital Corp.                               18,571,728
  228,275     SEI Investments Co.                              7,688,302
                                                             -----------
                                                              39,574,335
                                                             -----------
              LEISURE TIME 1.8%
  984,620     SCP Pool Corp.                                  26,328,739
                                                             -----------
              MEDICAL AND DENTAL INSTRUMENTS
              AND SUPPLIES 1.8%
  446,063     ICU Medical, Inc.*                              11,615,481
1,576,975     PSS World Medical, Inc.*                        15,832,829
                                                             -----------
                                                              27,448,310
                                                             -----------

                                                             SEPTEMBER 30, 2004

 SHARES                                                        VALUE
 ------                                                        -----
              REAL ESTATE INVESTMENT TRUSTS
              (REIT) 12.2%
  430,650     Annaly Mortgage Management, Inc.            $    7,377,035
2,156,200     Anworth Mortgage Asset Corp.                    24,537,556
1,251,075     Bimini Mortgage Management,Inc.*** + + +        18,507,637
  883,025     Fieldstone Investment Corp.*** +                15,011,425
1,308,825     Friedman, Billings, Ramsey Group,
              Inc., Class A                                   24,998,557
  658,400     MortgageIT Holdings, Inc.*                       9,513,880
  504,000     Provident Senior Living Trust* *** +             7,560,000
  224,550     Redwood Trust, Inc.                             14,016,411
1,630,500     Saxon Capital, Inc.*                            35,055,750
  873,025     Thornburg Mortgage, Inc.                        25,326,455
                                                          --------------
                                                             181,904,706
                                                          --------------
              RENTAL AND LEASING SERVICES--
              CONSUMER 3.4%
1,985,695     Rent-A-Center, Inc.*                            51,350,073
                                                          --------------
              RESTAURANTS 0.5%
  273,050     Ruby Tuesday, Inc.                               7,609,903
                                                          --------------
              RETAIL 12.3%
1,316,245     Dollar Tree Stores, Inc.*                       35,472,803
  577,675     Global Imaging Systems, Inc.*                   17,954,139
  756,875     Group 1 Automotive, Inc.*                       20,647,550
  311,275     Lithia Motors, Inc., Class A                     6,617,707
  376,450     Michaels Stores, Inc.                           22,289,604
1,478,005     O' Reilly Automotive, Inc.*                     56,592,811
  548,795     Sonic Automotive, Inc.                          11,003,340
7,796,000     Texwinca Holdings Ltd.                           6,599,407
  220,650     Tuesday Morning Corp.*                           6,822,498
                                                          --------------
                                                             183,999,859
                                                          --------------
              SAVINGS AND LOANS 2.2%
  892,773     Commercial Capital Bancorp, Inc.                20,257,019
  650,550     W Holding Co., Inc.                             12,360,450
                                                          --------------
                                                              32,617,469
                                                          --------------
              SERVICES -- COMMERCIAL 5.4%
1,921,446     Copart, Inc.*                                   36,372,973
  724,262     Waste Connections, Inc.*                        22,944,620
  432,000     WCA Waste Corp.*                                 3,797,280
  576,445     West Corp.*                                     16,791,843
                                                          --------------
                                                              79,906,716
                                                          --------------
              TEXTILES -- APPAREL
              MANUFACTURERS 0.5%
  262,225     Carter's, Inc.*                                  7,261,010
                                                          --------------
              UTILITIES-- TELECOMMUNICATIONS 1.1%
1,027,650     Nextel Partners, Inc., Class A*                 17,038,437
                                                          --------------
              TOTAL COMMON STOCKS
              (COST $1,222,188,036)                        1,475,842,186
                                                          --------------

PRINCIPAL
 AMOUNT                                                          VALUE
---------                                                        -----
              CORPORATE BONDS 0.2%

              INVESTMENT MANAGEMENT
              COMPANIES 0.2%
$ 3,000,000   Brantley Mezzanine Finance,
              LLC, 10.00%, 9/21/09*** +                      $    2,940,183
                                                             --------------
              TOTAL CORPORATE BONDS
              (COST $2,940,183)                                   2,940,183
                                                             --------------
              SHORT-TERM INVESTMENTS 3.0%

              REPURCHASE AGREEMENT 3.0%
 45,215,000   Repurchase Agreement dated 9/30/04,
              1.05% due 10/1/04 with State Street Bank
              and Trust Co. collateralized by $43,250,000
              of United States Treasury Bonds 5.25% due
              11/15/28; value: $46,122,060; repurchase
              proceeds: $45,216,319 (cost $45,215,000)           45,215,000
                                                             --------------
              TOTAL SHORT-TERM INVESTMENTS
              (COST $45,215,000)                                 45,215,000
                                                             --------------
              TOTAL INVESTMENTS
              (COST $1,270,343,219) 101.8%                    1,523,997,369
                                                             --------------
              LIABILITIES LESS OTHER ASSETS (1.8)%              (27,028,501)
                                                             --------------
              NET ASSETS 100.0%                              $1,496,968,868
                                                             ==============

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+Security purchased in a private or placement transaction under Rule 144A of the Securities Act of 1933 (see Note 9).

++Affiliated company (see Note 8).

See notes to financial statements.

GLOBAL SCIENCE & TECHNOLOGY FUND-- SCHEDULE OF INVESTMENTS

SHARES                                                        VALUE
------                                                        -----
            COMMON AND PREFERRED
            STOCKS 92.9%
            AEROSPACE 1.0%
 26,000     MTC Technologies, Inc.                          $  718,380
                                                            ----------
            BIOTECHNOLOGY RESEARCH AND
            PRODUCTION 2.5%
 10,400     Corgentech, Inc.*                                  177,528
 17,275     Isolagen, Inc.*                                    163,249
 56,525     ISTA Pharmaceuticals, Inc.*                        689,040
 19,425     Neurochem, Inc.* (Canada)                          333,333
 29,175     QIAGEN N.V.* (Netherlands)                         334,053
                                                            ----------
                                                             1,697,203
                                                            ----------
            CASINOS AND GAMBLING 0.3%
  5,975     Shuffle Master, Inc.*                              223,824
                                                            ----------
            CHEMICALS 1.8%
 34,175     Cabot Microelectronics Corp.*                    1,238,844
                                                            ----------
            COMMUNICATIONS EQUIPMENT 0.6%
 10,725     Funkwerk AG (Germany)                              389,937
                                                            ----------
            COMMUNICATIONS TECHNOLOGY 2.7%
109,255     UTStarcom, Inc.* (China)                         1,760,098
 20,383     Vyyo, Inc.*                                        114,960
  6,528     Xtera Communications, Inc.* *** +                    7,076
                                                            ----------
                                                             1,882,134
                                                            ----------
            COMPUTER SERVICES SOFTWARE AND
            SYSTEMS 11.9%
 47,200     Cognizant Technology Solutions Corp.,
            Class A*                                         1,440,072
 29,575     Concord Communications, Inc.*                      263,957
 54,017     EPIQ Systems, Inc.*                                841,585
 60,725     iPass, Inc.*                                       363,743
 22,750     Kintera, Inc.*                                     214,760
105,100     Kintera, Inc. PIPE* *** +                          870,309
 67,200     LivePerson, Inc.*                                  219,744
 20,475     Manhattan Associates, Inc.*                        499,999
 32,550     Opnet Technologies, Inc.*                          333,963
 36,375     PDF Solutions, Inc.*                               441,956
 53,825     QLogic Corp.*                                    1,593,758
 13,975     SRA International, Inc., Class A*                  720,551
 60,300     Verisity Ltd.* (Israel)                            419,085
                                                            ----------
                                                             8,223,482
                                                            ----------
            COMPUTER TECHNOLOGY 0.6%
 50,250     Dot Hill Systems Corp.*                            403,005
                                                            ----------
            DRUGS AND PHARMACEUTICALS 4.5%
 10,750     Able Laboratories, Inc.*                           205,970
 19,159     Acusphere, Inc. PIPE* *** +                         95,828
 39,450     Angiotech Pharmaceuticals, Inc.* (Canada)          799,651
 37,125     Connetics Corp.*                                 1,003,117
 14,050     ILEX Oncology, Inc.*                               353,639
 21,725     Ligand Pharmaceuticals, Inc., Class B*             217,685
 20,625     NeoPharm, Inc.*                                    176,550
  7,000     Northwest Biotherapeutics, Inc.*                       210
 12,250     Taro Pharmaceuticals Industries
            Ltd.* (Israel)                                     286,405
                                                            ----------
                                                             3,139,055
                                                            ----------
            ELECTRICAL AND ELECTRONICS 1.8%
 18,475     Plexus Corp.*                                      203,964
 36,250     Power Integrations, Inc.*                          740,587
 34,575     TTM Technologies, Inc.*                            307,372
                                                            ----------
                                                             1,251,923
                                                            ----------
            ELECTRICAL EQUIPMENT AND
            COMPONENTS 2.7%
   29,300   Cherokee International Corp.*                  $   245,827
   23,900   Cohu, Inc.                                         353,242
1,683,000   Unisteel Technology Ltd.(Singapore)              1,289,579
                                                           -----------
                                                             1,888,648
                                                           -----------
            ELECTRONIC EQUIPMENT AND
            INSTRUMENTS 3.1%
2,330,000   Innovalues Precision Ltd.(Singapore)               906,507
    3,475   Samsung Electronics Co., Ltd. GDR (Korea)          688,050
   61,000   Venture Corp. Ltd. (Singapore)                     597,844
                                                           -----------
                                                             2,192,401
                                                           -----------
            ELECTRONICS 1.0%
   60,525   Nu Horizons Electronics Corp.*                     384,334
   15,525   Semtech Corp.*                                     297,614
                                                           -----------
                                                               681,948
                                                           -----------
            ELECTRONICS -- MEDICAL SYSTEMS 1.1%
   57,425   Endocardial Solutions, Inc.*                       664,407
    4,550   EPIX Medical, Inc.*                                 87,861
                                                           -----------
                                                               752,268
                                                           -----------
            ELECTRONICS -- SEMICONDUCTORS/
            COMPONENTS 18.3%
   84,125   Advanced Power Technology, Inc.*                   715,904
   18,725   Altera Corp.*                                      366,448
   33,450   AMIS Holdings, Inc.*                               452,244
  123,250   ASE Test Ltd.* (Taiwan)                            647,062
   17,450   Cree, Inc.*                                        532,748
   15,975   DSP Group, Inc.*                                   336,274
   38,100   Integrated Circuit Systems, Inc.*                  819,150
  152,425   Micrel, Inc.*                                    1,586,744
   92,350   National Semiconductor Corp.*                    1,430,501
  234,975   O2Micro International Ltd.*
            (Cayman Islands)                                 2,523,632
  149,275   PLX Technology, Inc.*                            1,076,273
   46,250   PSi Technologies Holdings, Inc.
            ADR* (Philippines)                                  92,038
   20,300   Silicon Laboratories, Inc.*                        671,727
  140,600   Sirenza Microdevices, Inc.*                        596,144
    7,225   SiRF Technology Holdings, Inc.*                    102,812
   42,750   SiRF Technology Holdings, Inc.* *** +              592,921
    4,950   Xilinx, Inc.                                       133,650
                                                           -----------
                                                            12,676,272
                                                           -----------
            ELECTRONICS -- TECHNOLOGY 0.8%
   77,350   EFJ, Inc.*                                         518,245
                                                           -----------
            FOOD AND DRUG RETAILING 0.5%
   10,000   Sugi Pharmacy Co. Ltd. (Japan)                     313,836
                                                           -----------
            HEALTH CARE EQUIPMENT AND
            SUPPLIES 1.2%
    3,975   Straumann Holding AG (Switzerland)                 844,965
                                                           -----------
            HEALTH CARE FACILITIES 2.8%
   46,700   American Healthways, Inc.*                       1,359,437
   16,900   Pharmaceutical Product
            Development, Inc.*                                 608,400
                                                           -----------
                                                             1,967,837
                                                           -----------
            HEALTH CARE MANAGEMENT
            SERVICES 0.4%
   13,600   Computer Programs & Systems, Inc.                  272,816
                                                           -----------
            HEALTH CARE SERVICES 3.3%
   74,518   Accredo Health, Inc.*                            1,756,389
   15,500   Icon Plc ADR* (Ireland)                            510,105
                                                           -----------
                                                             2,266,494
                                                           -----------

                                                              SEPTEMBER 30, 2004

SHARES                                                                  VALUE
------                                                              ------------
             IT CONSULTING AND SERVICE 1.4%
 26,100      Infosys Technologies Ltd. (India)                      $    963,308
                                                                    ------------
             MACHINERY 1.2%
279,500      Vanguard Response Systems,
             Inc.* (Canada)                                              798,033
                                                                    ------------

             MACHINERY -- OIL WELL EQUIPMENT
             AND SERVICES 1.5%
 43,000      Pason Systems, Inc. (Canada)                              1,059,611
                                                                    ------------

             MEDIA 0.8%
408,500      Astro All Asia Networks Plc*
             (United Kingdom)                                            524,600
                                                                    ------------

             MEDICAL AND DENTAL INSTRUMENTS
             AND SUPPLIES 6.1%
 22,900      Abaxis, Inc.*                                               297,929
  6,975      Biosite, Inc.*                                              341,496
 32,050      Cyberonics, Inc.*                                           655,743
 92,425      Enpath Medical, Inc.*                                       845,689
 46,075      ICU Medical, Inc.*                                        1,199,793
 17,775      Molecular Devices Corp.*                                    418,957
 12,925      Techne Corp.*                                               493,476
                                                                    ------------
                                                                       4,253,083
                                                                    ------------

             MISCELLANEOUS MATERIALS AND
             COMMODITIES 1.2%
 36,550      Symyx Technologies, Inc.*                                   860,752
                                                                    ------------

             PHARMACEUTICALS 1.6%
 14,589      Docpharma N.V.* (Belgium)                                   635,057
119,078      United Drug Plc (Ireland)                                   461,804
                                                                    ------------
                                                                       1,096,861
                                                                    ------------

             PRODUCTION TECHNOLOGY
             EQUIPMENT 7.3%
 39,300      August Technology Corp.*                                    269,991
165,900      Genus, Inc.*                                                364,980
 62,850      inTEST Corp.*                                               488,973
 96,100      Intevac, Inc.*                                              603,508
275,075      LogicVision, Inc.*                                          464,877
 32,500      Nanometrics, Inc.*                                          370,825
  3,150      Nova Measuring Instruments Ltd.* (Israel)                     9,922
 39,850      Rudolph Technologies, Inc.*                                 667,089
 18,525      SEZ Holding AG* (Switzerland)                               420,533
 63,550      Tessera Technologies, Inc.*                               1,404,455
                                                                    ------------
                                                                       5,065,153
                                                                    ------------

             SCIENTIFIC EQUIPMENT AND
             SUPPLIERS 0.9%
 43,200      Biacore International AB (Sweden)                           601,795
                                                                    ------------

             SEMICONDUCTOR EQUIPMENT AND
             PRODUCTS 1.9%
189,064      Taiwan Semiconductor Manufacturing
             Co. Ltd. ADR (Taiwan)                                     1,349,917
                                                                    ------------

             SERVICES -- COMMERCIAL 3.2%
 21,525      CoStar Group, Inc.*                                       1,058,815
168,001      Wireless Facilities, Inc.*                                1,170,967
                                                                    ------------
                                                                       2,229,782
                                                                    ------------

             UTILITIES -- TELECOMMUNICATIONS 2.9%
 44,025      Nextel Communications, Inc., Class A*                     1,049,556
 59,525      Nextel Partners, Inc., Class A*                             986,925
                                                                    ------------
                                                                       2,036,481
                                                                    ------------

             TOTAL COMMON AND PREFERRED
             STOCKS (COST $68,238,117)                                64,382,893
                                                                    ------------

             LIMITED PARTNERSHIP INTEREST 0.1%
             Biotechnology Research and
             Production 0.1%
             Montagu Newhall Global
             Partners II-B, L.P.* *** +                             $     41,272
                                                                    ------------

             TOTAL LIMITED PARTNERSHIP
             INTEREST (COST $47,144)                                      41,272
                                                                    ------------

             WARRANTS 0.0%
             DRUGS AND PHARMACEUTICALS 0.0%
3,832        Acusphere, Inc.* *** +                                           --
                                                                    ------------

             ELECTRONICS -- SEMICONDUCTORS/
             COMPONENTS 0.0%
4,275        SiRF Technology Holdings, Inc.* *** +                        32,208
                                                                    ------------
             TOTAL WARRANTS (COST $0)                                     32,208
                                                                    ------------

PRINCIPAL
  AMOUNT                                                                VALUE
---------                                                           ------------
             U.S. GOVERNMENT
             OBLIGATIONS 0.8%
$ 503,000    U.S. Treasury Bond, 5.25%, 11/15/28                    $    523,159
                                                                    ------------

             TOTAL U.S. GOVERNMENT
             OBLIGATIONS (COST $500,845)                                 523,159
                                                                    ------------

             SHORT-TERM INVESTMENTS 8.0%

             Repurchase Agreement 8.0%
5,565,000    Repurchase Agreement dated 9/30/04,
             1.05% due 10/1/04 with State Street Bank
             and Trust Co. collateralized by $4,095,000
             of United States Treasury Bonds 8.125% due
             8/15/19; value: $5,681,813; repurchase
             proceeds: $5,565,162+++ (cost $5,565,000)                 5,565,000
                                                                    ------------

             TOTAL SHORT-TERM INVESTMENTS
             (COST $5,565,000)                                         5,565,000
                                                                    ------------
             TOTAL INVESTMENTS
             (cost $74,351,106) 101.8%                                70,544,532

             LIABILITIES LESS OTHER ASSETS (1.8)%                     (1,243,242)
                                                                    ------------

             NET ASSETS 100.0%                                      $ 69,301,290
                                                                    ============

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+ Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

+++ All or a portion of this security has been designated as collateral for open short positions or purchase commitments.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

PIPE Private Investment in a Public Equity.

See notes to financial statements.

GLOBAL SCIENCE & TECHNOLOGY FUND -- SCHEDULE OF INVESTMENTS (CONTINUED)                      SEPTEMBER 30, 2004

At September 30, 2004, Wasatch Global Science & Technology Fund's investments, excluding short-term investments, were in the following countries:

COUNTRY                                                 %
-------                                               -----
Belgium                                                 1.0
Canada                                                  4.6
Cayman Islands                                          3.9
China                                                   2.7
Germany                                                 0.6
India                                                   1.5
Ireland                                                 1.5
Israel                                                  1.1
Japan                                                   0.5
Korea                                                   1.1
Netherlands                                             0.5
Philippines                                             0.1
Singapore                                               4.3
Sweden                                                  0.9
Switzerland                                             1.9
Taiwan                                                  3.1
United Kingdom                                          0.8
United States                                          69.9
                                                      -----
TOTAL                                                 100.0%
                                                      =====

HERITAGE GROWTH FUND -- SCHEDULE OF INVESTMENTS               SEPTEMBER 30, 2004

SHARES                                                                  VALUE
------                                                              ------------
             COMMON STOCKS 87.9%

             AIR TRANSPORT 0.9%
 52,950      JetBlue Airways Corp.*                                 $  1,107,714
                                                                    ------------

             BANKS -- NEW YORK CITY 0.6%
 35,375      New York Community Bancorp, Inc.                            726,602
                                                                    ------------

             BANKS -- OUTSIDE NEW YORK CITY 7.1%
 28,200      Commerce Bancorp, Inc.                                    1,556,640
 77,400      Doral Financial Corp.                                     3,209,778
 65,700      North Fork Bancorporation, Inc.                           2,920,365
 45,000      TCF Financial Corp.                                       1,363,050
                                                                    ------------
                                                                       9,049,833
                                                                    ------------

             COMPUTER SERVICES SOFTWARE AND
             SYSTEMS 3.6%
  5,850      Adobe Systems, Inc.                                         289,400
 22,575      Infosys Technologies Ltd. ADR                             1,277,745
 31,100      NAVTEQ Corp.*                                             1,108,404
 63,650      QLogic Corp.*                                             1,884,676
                                                                    ------------
                                                                       4,560,225
                                                                    ------------

             COMPUTER TECHNOLOGY 1.3%
 29,225      Affiliated Computer Services, Inc., Class A*              1,626,956
                                                                    ------------

             CONSTRUCTION 2.1%
 57,000      Lennar Corp., Class A                                     2,713,200
                                                                    ------------

             DIVERSIFIED FINANCIALS 2.0%
 48,000      Countrywide Financial Corp.                               1,890,720
 52,000      Housing Development Finance Corp. Ltd.                      691,182
                                                                    ------------
                                                                       2,581,902
                                                                    ------------

             DRUGS AND PHARMACEUTICALS 4.0%
 22,150      Forest Laboratories, Inc.*                                  996,307
 47,750      Mylan Laboratories, Inc.                                    859,500
127,700      Teva Pharmaceutical Industries Ltd. ADR                   3,313,815
                                                                    ------------
                                                                       5,169,622
                                                                    ------------

             EDUCATION SERVICES 2.9%
 39,750      Apollo Group, Inc., Class A*                              2,916,458
 56,000      Corinthian Colleges, Inc.*                                  754,880
                                                                    ------------
                                                                       3,671,338
                                                                    ------------

             ELECTRONICS -- MEDICAL SYSTEMS 1.3%
 33,000      Medtronic, Inc.                                           1,712,700
                                                                    ------------

             ELECTRONICS -- SEMICONDUCTORS/
             COMPONENTS 5.2%
 53,000      Linear Technology Corp.                                   1,920,720
 46,575      Maxim Integrated Products, Inc.                           1,969,657
180,500      National Semiconductor Corp.*                             2,795,945
                                                                    ------------
                                                                       6,686,322
                                                                    ------------

             FINANCE COMPANIES 2.0%
 34,425      Capital One Financial Corp.                               2,544,007
                                                                    ------------

             FINANCE -- SMALL LOAN 0.1%
  3,500      SLM Corp.                                                   156,100
                                                                    ------------

             FINANCIAL DATA PROCESSING
             SERVICES AND SYSTEMS 1.8%
 38,575      Fiserv, Inc.*                                             1,344,725
 40,325      Sun Card Data Systems, Inc.*                                958,525
                                                                    ------------
                                                                       2,303,250
                                                                    ------------

             FINANCIAL INFORMATION SERVICES 0.4%
  7,600      Moody's Corp.                                               556,700
                                                                    ------------
             FINANCIAL -- MISCELLANEOUS 2.7%
 70,500      Fidelity National Financial, Inc.                      $  2,686,050
 13,375      New Century Financial Corp.                                 805,443
                                                                    ------------
                                                                       3,491,493
                                                                    ------------

             HEALTH CARE EQUIPMENT AND
             SUPPLIES 0.5%
  3,300      Straumann Holding AG                                        701,480
                                                                    ------------

             HEALTH CARE FACILITIES 1.7%
107,850      Health Management Associates,
             Inc., Class A                                             2,203,375
                                                                    ------------

             HEALTH CARE MANAGEMENT
             SERVICES 5.5%
 32,800      Caremark Rx, Inc.*                                        1,051,896
 77,000      Pacificare Health Systems*                                2,825,900
 30,500      WellPoint Health Networks, Inc.*                          3,205,245
                                                                    ------------
                                                                       7,083,041
                                                                    ------------

             HEALTH CARE SERVICES 2.2%
 26,875      Charles River Laboratories
             International, Inc.*                                      1,230,875
 24,425      Express Scripts, Inc.*                                    1,595,929
                                                                    ------------
                                                                       2,826,804
                                                                    ------------

             HOME BUILDING 7.3%
 90,050      D.R. Horton, Inc.                                         2,981,556
  5,875      NVR, Inc.*                                                3,237,125
 51,050      Pulte Homes, Inc.                                         3,132,938
                                                                    ------------
                                                                       9,351,619
                                                                    ------------

             INSURANCE -- MULTI-LINE 4.0%
 18,550      Brown & Brown, Inc.                                         847,735
113,000      Willis Group Holdings Ltd.                                4,226,200
                                                                    ------------
                                                                       5,073,935
                                                                    ------------

             INVESTMENT MANAGEMENT
             COMPANIES 0.6%
 20,925      SEI Investments Co.                                         704,754
                                                                    ------------

             JEWELERY, WATCHES AND
             GEMSTONES 0.3%
 12,000      Tiffany & Co.                                               368,880
                                                                    ------------

             MEDICAL AND DENTAL INSTRUMENTS
             AND SUPPLIES 1.5%
  8,400      Patterson Companies, Inc.*                                  643,104
  8,725      St. Jude Medical, Inc.*                                     656,731
  8,300      Zimmer Holdings, Inc.*                                      656,032
                                                                    ------------
                                                                       1,955,867
                                                                    ------------

             MEDICAL SERVICES 1.9%
 27,000      Quest Diagnostics, Inc.                                   2,381,940
                                                                    ------------

             PRODUCTION TECHNOLOGY
             EQUIPMENT 0.9%
 28,100      KLA-Tencor Corp.*                                         1,165,588
                                                                    ------------

             REAL ESTATE INVESTMENT TRUSTS
             (REIT) 2.9%
 85,000      Friedman, Billings, Ramsey Group,
             Inc., Class A                                             1,623,500
 32,175      iStar Financial, Inc.                                     1,326,575
 53,500      Provident Senior Living Trust* *** +                        802,500
                                                                    ------------
                                                                       3,752,575
                                                                    ------------

             RECREATIONAL VEHICLES AND BOATS 2.1%
 46,000      Harley-Davidson, Inc.                                     2,734,240
                                                                    ------------

             RESTAURANTS 0.3%
  7,700      Starbucks Corp.*                                            350,042
                                                                    ------------

HERITAGE GROWTH FUND -- SCHEDULE OF INVESTMENTS (CONTINUED)   SEPTEMBER 30, 2004

SHARES                                                                 VALUE
------                                                              ------------
             RETAIL 11.8%
 16,150      Amazon.com, Inc.*                                      $    659,889
 49,375      AutoZone, Inc.*                                           3,814,219
 51,175      Bed Bath & Beyond, Inc.*                                  1,899,104
 34,000      Best Buy Co., Inc.                                        1,844,160
 14,000      CarMax, Inc.*                                               301,700
 21,875      CDW Corp.                                                 1,269,406
 19,150      Chico's FAS, Inc.*                                          654,930
102,875      Dollar Tree Stores, Inc.*                                 2,772,481
 30,175      lAC/InterActiveCorp*                                        664,454
 25,500      Ross Stores, Inc.                                           597,720
 27,075      TJX Companies, Inc.                                         596,733
                                                                    ------------
                                                                      15,074,796
                                                                    ------------

             SAVINGS AND LOANS 1.3%
 15,425      Golden West Financial Corp.                               1,711,404
                                                                    ------------

             SERVICES -- COMMERCIAL 0.7%
 10,200      Corporate Executive Board Co.                               624,648
  3,200      eBay, Inc.*                                                 294,208
                                                                    ------------
                                                                         918,856
                                                                    ------------

             TEXTILES -- APPAREL
             MANUFACTURERS 0.7%
 21,000      Coach, Inc.*                                                890,820
                                                                    ------------

             TEXTILES, APPAREL AND LUXURY
             GOODS 0.5%
  2,500      Puma AG Rudolf Dassler Sport                                670,350
                                                                    ------------

             UTILITIES -- TELECOMMUNICATIONS 3.2%
 54,000      Nextel Communications, Inc., Class A*                     1,287,360
164,825      Nextel Partners, Inc., Class A*                           2,732,799
                                                                    ------------
                                                                       4,020,159
                                                                    ------------

             TOTAL COMMON STOCKS
             (COST $111,920,953)                                     112,598,489
                                                                    ------------

PRINCIPAL
 AMOUNT                                                                 VALUE
---------                                                           ------------
             SHORT-TERM INVESTMENTS 15.9%
             REPURCHASE AGREEMENT 15.9%
$20,430,000  Repurchase Agreement dated 9/30/04,
             1.05% due 10/1/04 with State Street Bank
             and Trust Co. collateralized by $19,545,000
             of United States Treasury Bonds 5.25% due
             11/15/28; value: $20,842,905; repurchase
             proceeds: $20,430,596 (cost $20,430,000)               $ 20,430,000
                                                                    ------------
             TOTAL SHORT-TERM INVESTMENTS
             (COST $20,430,000)                                       20,430,000
                                                                    ------------

             TOTAL INVESTMENTS
             (COST $132,350,953) 103.8%                              133,028,489

             LIABILITIES LESS OTHER ASSETS (3.8)%                     (4,892,944)
                                                                    ------------

             NET ASSETS 100.0%                                      $128,135,545
                                                                    ============

* Non-income producing.

*** Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+ Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

ADR American Depositary Receipt.

See notes to financial statements.

INTERNATIONAL GROWTH FUND -- SCHEDULE OF INVESTMENTS          SEPTEMBER 30, 2004

SHARES                                                                  VALUE
------                                                              ------------
             COMMON STOCKS 91.4%

             AIR TRANSPORT 1.0%
  100,000    Gol Linhas Aereas Inteligentes
             S.A. ADR* (Brazil)                                     $  2,030,000
                                                                    ------------

             AIRLINES 0.7%
  128,100    Westjet Airlines Ltd.* (Canada)                           1,336,015
                                                                    ------------

             AUTOMOBILES 2.9%
   22,270    Gulliver International Co. Ltd.(Japan)                    2,246,651
   45,730    USS Co. Ltd. (Japan)                                      3,456,893
                                                                    ------------
                                                                       5,703,544
                                                                    ------------

             BANKS 1.3%
  297,500    HDFC Bank Ltd. (India)                                    2,609,359
                                                                    ------------

             BANKS -- OUTSIDE NEW YORK CITY 1.6%
   15,000    DenizBank A.S. GDR*** (Turkey)                              288,150
   67,200    Doral Financial Corp. (Puerto Rico)                       2,786,784
                                                                    ------------
                                                                       3,074,934
                                                                    ------------

             BIOTECHNOLOGY RESEARCH AND
             PRODUCTION 1.9%
   63,000    Neurochem, Inc.* (Canada)                                 1,081,080
  234,625    QIAGEN N.V.* (Netherlands)                                2,686,456
                                                                    ------------
                                                                       3,767,536
                                                                    ------------

             COMMERCIAL SERVICES AND
             SUPPLIES 4.3%
2,000,000    Asiatravel.com Holdings Ltd.(Singapore)                     409,848
  427,200    Bloomsbury Publishing Plc (United Kingdom)                1,942,687
  120,600    Park24 Co. Ltd. (Japan)                                   3,554,480
   94,825    Techem AG* (Germany)                                      2,610,765
                                                                    ------------
                                                                       8,517,780
                                                                    ------------

             COMMUNICATIONS EQUIPMENT 2.4%
   65,950    Funkwerk AG (Germany)                                     2,397,794
1,130,250    Zyxel Communications Corp. (Taiwan)                       2,411,510
                                                                    ------------
                                                                       4,809,304
                                                                    ------------
             COMMUNICATIONS TECHNOLOGY 0.7%
   82,890    UTStarcom, Inc.* (China)                                  1,335,358
                                                                    ------------

             COMPUTER SERVICES SOFTWARE AND
             SYSTEMS 0.6%
  197,200    Mphasis BFL Ltd. (India)                                  1,278,387
                                                                    ------------

             COMPUTERS AND PERIPHERALS 2.2%
   48,900    Logitech International S.A.* (Switzerland)                2,373,120
3,022,000    TPV Technology Ltd. (Hong Kong)                           1,908,929
                                                                    ------------
                                                                       4,282,049
                                                                    ------------

             CONSTRUCTION 0.5%
   25,000    Takeuchi Manufacturing Co. Ltd. (Japan)                     986,992
                                                                    ------------

             DIVERSIFIED FINANCIAL SERVICES 2.7%
  101,000    AWD Holding AG (Germany)                                  3,344,466
  450,000    Nissin Co Ltd. (Japan)                                      970,163
  450,000    Nissin Co Ltd. Bonus Shares* (Japan)                        970,163
                                                                    ------------
                                                                       5,284,792
                                                                    ------------
             DRUGS AND PHARMACEUTICALS 2.5%
  155,225    Angiotech Pharmaceuticals, Inc.* (Canada)                 3,146,727
  120,000    Sun Pharmaceutical Industries Ltd.* (India)               1,123,449
   24,825    Taro Pharmaceuticals Industries Ltd.* (Israel)              580,408
                                                                    ------------
                                                                       4,850,584
                                                                    ------------

             EDUCATION SERVICES 0.6%
   18,000    Acadomia Group (France)                                   1,096,326
                                                                    ------------
             ELECTRICAL EQUIPMENT 3.1%
    6,625    SAIA-Burgess Electronics AG (Switzerland)              $  3,852,825
1,133,000    Techtronic Industries Company
             Ltd. (Hong Kong)                                          2,230,630
                                                                    ------------
                                                                       6,083,455
                                                                    ------------

             ELECTRICAL EQUIPMENT AND
             COMPONENTS 0.7%
1,781,700    Unisteel Technology Ltd. (Singapore)                      1,365,206
                                                                    ------------

             ELECTRONIC EQUIPMENT AND
             INSTRUMENTS 1.3%
  257,280    Venture Corp. Ltd. (Singapore)                            2,521,529
                                                                    ------------

             ELECTRONICS -- SEMICONDUCTORS/
             COMPONENTS 1.6%
   98,400    ASE Test Ltd.* (Taiwan)                                     516,600
   47,400    ASM International N.V.* (Netherlands)                       629,472
  150,000    CSR Plc* (United Kingdom)                                   964,756
  105,750    O2Micro International Ltd.*
             (Cayman Islands)                                          1,135,755
                                                                    ------------
                                                                       3,246,583
                                                                    ------------

             FINANCIAL -- MISCELLANEOUS 1.8%
  187,450    Home Capital Group, Inc. (Canada)                         3,539,822
                                                                    ------------

             FOOD AND DRUG RETAILING 2.4%
   74,000    Shoppers Drug Mart Corp.* (Canada)                        2,007,217
   88,000    Sugi Pharmacy Co. Ltd. (Japan)                            2,761,758
                                                                    ------------
                                                                       4,768,975
                                                                    ------------

             HEALTH CARE EQUIPMENT AND
             SUPPLIES 4.5%
  177,750    Elekta AB, Class B* (Sweden)                              4,317,991
   21,025    Straumann Holding AG (Switzerland)                        4,469,278
                                                                    ------------
                                                                       8,787,269
                                                                    ------------
             HEALTH CARE SERVICES 3.2%
   68,475    Icon Plc ADR* (Ireland)                                   2,253,512
  145,625    Orpea* (France)                                           4,056,478
                                                                    ------------
                                                                       6,309,990
                                                                    ------------

             HOTELS, RESTAURANTS AND LEISURE 1.4%
  104,175    Fairmont Hotels & Resorts, Inc. (Canada)                  2,858,750
                                                                    ------------

             HOUSEHOLD DURABLES 2.6%
   33,200    Citizen Electronics Co. Ltd. (Japan)                      1,751,660
  115,000    Desarrolladora Homex, S.A. de
             C.V. ADR* (Mexico)                                        2,374,750
1,325,200    HTL International Holdings Ltd.
             (Singapore)                                                 976,061
                                                                    ------------
                                                                       5,102,471
                                                                    ------------

             HOUSEHOLD PRODUCTS 1.0%
   72,700    Milbon Co. Ltd. (Japan)                                   1,894,711
                                                                    ------------

             INTERNET AND CATALOG RETAIL 1.3%
  960,315    Carphone Warehouse Group Plc
             (United Kingdom)                                          2,592,375
                                                                    ------------

             INTERNET SOFTWARE AND SERVICES 2.6%
7,186,900    Accord Customer Care Solutions Ltd.*
             (Singapore)                                               3,009,572
    1,250    En-Japan, Inc. (Japan)                                    2,035,386
                                                                    ------------
                                                                       5,044,958
                                                                    ------------

             IT CONSULTING AND SERVICE 1.2%
  185,915    Indra Sistemas, S.A. (Spain)                              2,477,311
                                                                    ------------

SHARES                                                                  VALUE
------                                                              ------------
             MACHINERY 2.8%
   57,908    Bharat Forge Ltd. (India)                              $  1,021,239
   71,900    Disco Corp. (Japan)                                       2,930,155
   79,650    Singulus Technologies* (Germany)                          1,124,697
  154,950    Vanguard Response Systems,
             Inc.* (Canada)                                              442,416
                                                                    ------------
                                                                       5,518,507
                                                                    ------------

             MEDIA 3.5%
  107,300    Alliance Atlantis Communications,
             Inc., Class B* (Canada)                                   2,372,625
  489,375    HIT Entertainment Plc (United Kingdom)                    2,083,567
   61,575    JC Decaux S.A.* (France)                                  1,400,641
      892    SKY Perfect Communications, Inc. (Japan)                  1,046,739
                                                                    ------------
                                                                       6,903,572
                                                                    ------------

             MULTI-LINE RETAIL 1.9%
      385    Can Do Co. Ltd. (Japan)                                     840,535
1,434,000    Wumart Stores, Inc.* (China)                              2,832,429
                                                                    ------------
                                                                       3,672,964
                                                                    ------------

             OFFICE ELECTRONICS 1.4%
   42,050    Neopost S.A. (France)                                     2,702,264
                                                                    ------------
             OIL AND GAS 4.6%
  191,520    Cairn Energy Plc* (United Kingdom)                        5,031,298
  634,000    Soco International Plc* (United Kingdom)                  3,945,608
                                                                    ------------
                                                                       8,976,906
                                                                    ------------

             PERSONAL PRODUCTS 1.0%
  126,000    Mega Bloks, Inc.* (Canada)                                1,873,736
                                                                    ------------
             PHARMACEUTICALS 6.2%
   26,610    Actelion Ltd.* (Switzerland)                              2,732,186
  775,000    Ark Therapeutics Group Plc*
             (United Kingdom)                                          1,102,223
   13,250    Docpharma N.V.* (Belgium)                                   576,771
      375    EPS Co., Ltd. (Japan)                                     1,258,756
   65,600    Sawai Pharmaceutical Co. Ltd. (Japan)                     2,076,667
1,300,000    SkyePharma Plc* (United Kingdom)                          1,366,058
  785,256    United Drug Plc (Ireland)                                 3,045,349
                                                                    ------------
                                                                      12,158,010
                                                                    ------------

             PRODUCTION TECHNOLOGY
             EQUIPMENT 0.9%
   80,595    SEZ Holding AG* (Switzerland)                             1,829,574
                                                                    ------------

             REAL ESTATE 1.5%
4,000,000    Far East Consortium International Ltd.
             (Cayman Islands)                                            959,380
   17,235    Unibail (Union du Credit-Bail
             Immobilier) (France)                                      2,076,971
                                                                    ------------
                                                                       3,036,351
                                                                    ------------

             RETAIL 2.1%
   25,640    Bijou Brigitte AG (Germany)                               2,693,060
   29,025    GiFi (France)                                             1,430,496
                                                                    ------------
                                                                       4,123,556
                                                                    ------------

             SPECIALTY RETAIL 2.5%
2,823,400    Bonjour Holdings Ltd. (Cayman Islands)                    1,149,755
   71,600    Carpetright Plc (United Kingdom)                          1,364,667
1,262,650    Convenience Retail Asia Ltd. (Hong Kong)                    412,964
   39,555    Rodriguez Group (France)                                  1,971,592
                                                                    ------------
                                                                       4,898,978
                                                                    ------------

             TELECOMMUNICATIONS
             EQUIPMENT 0.5%
    8,900    Vimpel-Communications ADR* (Russia)                         968,320
                                                                    ------------
             TEXTILES, APPAREL AND LUXURY
             GOODS 6.0%
  567,000    Esprit Holdings Ltd. (Hong Kong)                       $  2,901,651
6,163,000    Linmark Group Ltd. (Hong Kong)                            2,114,487
  206,000    Pantaloon Retail India Ltd. (India)                       1,935,539
   18,450    Puma AG Rudolf Dassler Sport (Germany)                    4,947,184
                                                                    ------------
                                                                      11,898,861
                                                                    ------------

             UTILITIES -- ELECTRICAL 0.9%
  100,000    Red Electrica de Espana (Spain)                           1,820,996
                                                                    ------------

             WIRELESS TELECOMMUNICATIONS
             SERVICES 1.0%
   28,260    Mobistar S.A.* (Belgium)                                  2,019,814
                                                                    ------------
             TOTAL COMMON STOCKS
             (COST $155,970,153)                                     179,958,774
                                                                    ------------

             WARRANTS 0.0%

             MACHINERY 0.0%

    1,379    Bharat Forge Ltd.* *** (India)                                   --
                                                                    ------------
             TOTAL WARRANTS (COST $0)                                         --
                                                                    ------------

PRINCIPAL
 AMOUNT                                                                VALUE
---------                                                           ------------
             SHORT-TERM INVESTMENTS 8.9%

             REPURCHASE AGREEMENT 8.9%
$17,560,000  Repurchase Agreement dated 9/30/04,
             1.05% due 10/1/04 with State Street Bank
             and Trust Co. collateralized by $16,800,000
             of United States Treasury Bonds 5.25% due
             11/15/28; value: $17,915,621; repurchase
             proceeds: $17,560,512 (cost $17,560,000)               $ 17,560,000
                                                                    ------------

             TOTAL SHORT-TERM INVESTMENTS
             (COST $17,560,000)                                       17,560,000
                                                                    ------------

             TOTAL INVESTMENTS
             (COST $173,530,153) 100.3%                              197,518,774

             LIABILITIES LESS OTHER ASSETS (0.3)%                       (528,824)
                                                                    ------------

             NET ASSETS 100.0%                                      $196,989,950
                                                                    ============

* Non-income producing.

*** Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See notes to financial statements.

                                                              SEPTEMBER 30, 2004

At September 30, 2004, Wasatch International Growth Fund's investments, excluding short-term investments, were in the following countries:

 COUNTRY                              %
---------                          -------
Belgium                              1.4
Brazil                               1.1
Canada                              10.4
Cayman Islands                       1.8
China                                2.3
France                               8.2
Germany                              9.5
Hong Kong                            5.3
India                                4.4
Ireland                              3.0
Israel                               0.3
Japan                               16.0
Mexico                               1.3
Netherlands                          1.9
Puerto Rico                          1.6
Russia                               0.5
Singapore                            4.6
Spain                                2.4
Sweden                               2.4
Switzerland                          8.5
Taiwan                               1.6
Turkey                               0.2
United Kingdom                      11.3
                                   -----
TOTAL                              100.0%
                                   =====

MICRO CAP FUND -- SCHEDULE OF INVESTMENTS

 SHARES                                                      VALUE
--------                                                   -----------
             COMMON STOCKS 98.1%

             AEROSPACE 0.6%
  111,800    MTC Technologies, Inc.*                       $ 3,089,034
                                                           -----------
             AUTO PARTS -- AFTER MARKET 1.0%
  196,575    Aftermarket Technology Corp.*                   2,472,914
  117,300    Keystone Automotive Industries, Inc.*           2,580,600
                                                           -----------
                                                             5,053,514
                                                           -----------
             BANKS -- NEW YORK CITY 0.4%
   69,475    Signature Bank*                                 1,858,456
                                                           -----------
             BANKS -- OUTSIDE NEW YORK CITY 3.1%
   86,050    Bank of the Ozarks, Inc.                        2,558,267
   61,275    Canadian Western Bank                           2,174,768
   79,000    First State Bancorporation                      2,490,870
  182,950    Franklin Bank Corp.*                            3,119,297
  257,925    Placer Sierra Bancshares*                       5,416,425
   20,375    Valley Bancorp*                                   475,756
                                                           -----------
                                                            16,235,383
                                                           -----------
             BIOTECHNOLOGY RESEARCH AND
             PRODUCTION 1.4%
  686,700    Discovery Partners International, Inc.*         3,296,160
  282,800    ISTA Pharmaceuticals, Inc.*                     3,447,332
   51,500    United-Guardian, Inc.                             339,900
                                                           -----------
                                                             7,083,392
                                                           -----------
             CHEMICALS 1.0%
  147,425    Cabot Microelectronics Corp.*                   5,344,156
                                                           -----------
             COMMUNICATIONS TECHNOLOGY 0.2%
  161,225    Vyyo, Inc.*                                       909,309
                                                           -----------
             COMPUTER SERVICES SOFTWARE AND
             SYSTEMS 2.6%
  190,325    EPIQ Systems, Inc.*                             2,965,263
  240,475    Kintera, Inc.*                                  2,270,084
  144,050    Kintera, Inc. PIPE* *** +                       1,192,845
  742,444    Nassda Corp.*                                   2,635,676
  123,750    Opnet Technologies, Inc.*                       1,269,675
  440,825    Verisity Ltd.*                                  3,063,734
                                                           -----------
                                                            13,397,277
                                                           -----------
             COMPUTER TECHNOLOGY 1.6%
  234,975    Dot Hill Systems Corp.*                         1,884,500
  496,725    FARGO Electronics, Inc.*                        4,813,265
  294,950    Qualstar Corp.*                                 1,858,185
                                                           -----------
                                                             8,555,950
                                                           -----------
             CONSUMER PRODUCTS 0.5%
   94,825    Yankee Candle Co., Inc.*                        2,746,132
                                                           -----------
             DIVERSIFIED FINANCIAL SERVICES 1.4%
  288,225    Rewards Network, Inc.*                          1,922,461
  404,936    U.S.I. Holdings Corp.*                          5,527,376
                                                           -----------
                                                             7,449,837
                                                           -----------
             EDUCATION SERVICES 0.7%
   58,925    Acadomia Group                                  3,588,946
                                                           -----------
             ELECTRICAL AND ELECTRONICS 0.9%
  111,525    Power Integrations, Inc.*                       2,278,456
  263,725    TTM Technologies, Inc.*                         2,344,515
                                                           -----------
                                                             4,622,971
                                                           -----------
             ELECTRICAL EQUIPMENT AND
             COMPONENTS 0.8%
  161,350    Cohu, Inc.                                      2,384,753
2,462,000    Unisteel Technology Ltd.                        1,886,478
                                                           -----------
                                                             4,271,231
                                                           -----------
            ELECTRONIC EQUIPMENT AND
            INSTRUMENTS 0.6%
6,446,625   MFS Technology Ltd.                            $ 3,216,516
                                                           -----------
            ELECTRONICS 2.1%
  520,425   Nu Horizons Electronics Corp.*                   3,304,698
  137,175   Semtech Corp.*                                   2,629,645
  247,525   Supertex, Inc.*                                  4,809,411
                                                           -----------
                                                            10,743,754
                                                           -----------
            ELECTRONICS -- MEDICAL SYSTEMS 2.4%
  408,991   Endocardial Solutions, Inc.*                     4,732,026
   91,300   EPIX Medical, Inc.*                              1,763,003
  551,300   IRIDEX Corp.* ++                                 3,484,216
  175,717   Possis Medical, Inc.*                            2,751,728
                                                           -----------
                                                            12,730,973
                                                           -----------
            ELECTRONICS -- SEMICONDUCTORS/
            COMPONENTS 9.7%
  654,250   Advanced Power Technology, Inc.* ++              5,567,667
  453,025   ASE Test Ltd.*                                   2,378,381
  211,150   Excel Technology, Inc.*                          5,451,893
  142,000   Integrated Circuit Systems, Inc.*                3,053,000
  940,975   Micrel, Inc.*                                    9,795,550
1,103,650   O2Micro International Ltd.*                     11,853,201
  113,375   Pericom Semiconductor Corp.*                     1,095,203
1,146,225   PLX Technology, Inc.*                            8,264,282
1,001,445   PSi Technologies Holdings, Inc. ADR* ++          1,992,876
   48,700   SiRF Technology Holdings, Inc.*                    693,001
                                                           -----------
                                                            50,145,054
                                                           -----------
            ELECTRONICS -- TECHNOLOGY 0.8%
  624,650   EFJ, Inc.*                                       4,185,155
                                                           -----------
            FINANCE COMPANIES 1.4%
  225,875   United PanAm Financial Corp.*                    4,066,879
  147,150   World Acceptance Corp.*                          3,421,238
                                                           -----------
                                                             7,488,117
                                                           -----------
            FINANCIAL -- MISCELLANEOUS 3.9%
  250,547   Encore Capital Group, Inc.*                      4,722,811
   50,850   First Cash Financial Services, Inc.*             1,018,525
  566,000   Home Capital Group, Inc.                        10,688,393
  123,050   Portfolio Recovery Associates, Inc.*             3,616,440
                                                           -----------
                                                            20,046,169
                                                           -----------
            HEALTH CARE FACILITIES 1.8%
  252,750   American Healthways, Inc.*                       7,357,553
  469,125   Capital Senior Living Corp.*                     2,251,800
                                                           -----------
                                                             9,609,353
                                                           -----------
            HEALTH CARE MANAGEMENT
            SERVICES 7.8%
   64,325   AMERIGROUP Corp.*                                3,618,281
  916,725   AmSurg Corp.*                                   19,416,235
   56,775   Centene Corp.*                                   2,417,480
  165,000   Computer Programs & Systems, Inc.                3,309,900
  281,781   CorVel Corp.*                                    8,363,260
   39,225   IMPAC Medical Systems, Inc.*                       523,654
   75,000   Molina Healthcare, Inc.*                         2,662,500
                                                           -----------
                                                            40,311,310
                                                           -----------
            HEALTH CARE SERVICES 4.4%
  222,675   Accredo Health, Inc.*                            5,248,450
  258,225   Icon Pic ADR*                                    8,498,185
  496,475   Odyssey Healthcare, Inc.*                        8,812,431
                                                           -----------
                                                            22,559,066
                                                           -----------

                                                              SEPTEMBER 30, 2004

  SHARES                                                      VALUE
  ------                                                      -----
                HOME BUILDING 1.3%
    85,725      Meritage Homes Corp.*                     $  6,737,985
                                                          ------------
                HOUSEHOLD FURNISHINGS 0.8%
   121,625      Kirkland's Inc.*                             1,143,275
   154,250      Select Comfort Corp.*                        2,807,350
                                                          ------------
                                                             3,950,625
                                                          ------------
                MACHINERY 0.7%
 1,243,575      Vanguard Response Systems, Inc.* ++          3,550,676
                                                          ------------
                MACHINERY -- OIL WELL EQUIPMENT
                 AND SERVICES 0.5%
   112,375      Gulf Island Fabrication, Inc.                2,505,962
                                                          ------------
                MEDICAL AND DENTAL INSTRUMENTS
                AND SUPPLIES 6.5%
   173,425      Abaxis, Inc.*                                2,256,259
                American Medical Systems
    79,700       Holdings, Inc.*                             2,890,719
    52,850      Biosite, Inc.*                               2,587,536
   178,450      Cyberonics, Inc.*                            3,651,087
   375,125      Encision, Inc.* ++                             866,539
   310,200      Enpath Medical, Inc.* ++                     2,838,330
   392,090      ICU Medical, Inc.*                          10,210,024
   193,550      Molecular Devices Corp.*                     4,561,973
   110,775      Young Innovations, Inc.                      3,655,575
                                                          ------------
                                                            33,518,042
                                                          ------------
                MEDICAL SERVICES 1.8%
   948,500      Covalent Group, Inc.* ++                     2,750,650
   492,012      U.S. Physical Therapy, Inc.*                 6,686,443
                                                          ------------
                                                             9,437,093
                                                          ------------
                MISCELLANEOUS MATERIALS AND
                COMMODITIES 0.5%
   102,100      Symyx Technologies, Inc.*                    2,404,455
                                                          ------------
                PHARMACEUTICALS 0.8%
   101,038      Docpharma N.V.*                              4,398,171
                                                          ------------
                PRODUCTION TECHNOLOGY
                EQUIPMENT 5.6%
   130,075      ADE Corp.*                                   2,215,828
   330,825      August Technology Corp.*                     2,272,768
   509,075      inTEST Corp.* ++                             3,960,603
   675,600      Intevac, Inc.*                               4,242,768
   710,500      LogicVision, Inc.*                           1,200,745
   249,325      Nanometrics, Inc.*                           2,844,798
   105,425      Nova Measuring Instruments Ltd.*               332,089
   243,100      Rudolph Technologies, Inc.*                  4,069,494
    79,178      SEZ Holding AG*                              1,797,407
   275,200      Tessera Technologies, Inc.*                  6,081,920
                                                          ------------
                                                            29,018,420
                                                          ------------
                REAL ESTATE INVESTMENT TRUSTS
                (REIT) 1.7%
   187,550      Bimini Mortgage Management, Inc.*            2,955,788
   174,075      Fieldstone Investment Corp.*** +             2,959,275
   131,200      Saxon Capital, Inc.*                         2,820,800
                                                          ------------
                                                             8,735,863
                                                          ------------
                RECREATIONAL VEHICLES AND BOATS
                0.5%
   218,000      National R.V. Holdings, Inc.*                2,709,740
                                                          ------------
                RENTAL AND LEASING SERVICES --
                CONSUMER 0.2%
    75,150      easyhome Ltd.                                  780,794
                                                          ------------
                RETAIL 14.1%
   114,625      AC Moore Arts & Crafts, Inc.*             $  2,834,676
   739,650      Big 5 Sporting Goods Corp.*                 16,864,020
   106,975      Bijou Brigitte AG                           11,235,962
   125,600      Cato Corp. (The), Class A                    2,794,600
    68,773      GiFi                                         3,389,475
   141,650      Global Imaging Systems, Inc.*                4,402,482
   233,525      Guitar Center, Inc.*                        10,111,632
   202,668      Hibbett Sporting Goods, Inc.*                4,152,667
   122,125      Lithia Motors, Inc., Class A                 2,596,377
    59,650      MarineMax, Inc.*                             1,343,318
   250,350      O'Reilly Automotive, Inc.*                   9,585,902
    96,950      School Specialty, Inc.*                      3,820,800
                                                          ------------
                                                            73,131,911
                                                          ------------
                SAVINGS AND LOANS 0.7%
   140,282      Commercial Capital Bancorp, Inc.             3,182,999
    18,200      Harbor Florida Bancshares, Inc.                566,020
                                                          ------------
                                                             3,749,019
                                                          ------------
                SCIENTIFIC EQUIPMENT AND
                SUPPLIERS 0.7%
   277,700      Biacore International AB                     3,868,484
                                                          ------------
                SERVICES -- COMMERCIAL 7.8%
   815,235      AMN Healthcare Services, Inc.*               9,742,058
   317,000      Charles River Associates, Inc.*             12,137,930
   163,575      Management Network Group, Inc.*                327,150
   124,975      Monro Muffler, Inc.*                         2,730,704
   108,500      Providence Service Corp. (The)*              2,101,645
   198,375      Resources Connection, Inc.*                  7,494,608
   854,700      SM&A*                                        5,974,353
                                                          ------------
                                                            40,508,448
                                                          ------------
                SPECIALTY RETAIL 0.4%
 5,937,875      Convenience Retail Asia Ltd.                 1,942,050
                                                          ------------
                TRUCKERS 1.9%
   136,450      Knight Transportation, Inc.*                 2,922,759
    75,675      PAM Transportation Services*                 1,449,933
   430,100      USA Truck, Inc.*                             5,247,220
                                                          ------------
                                                             9,619,912
                                                          ------------
                WHOLESALERS 0.5%
   167,500      Beacon Roofing Supply, Inc.*                 2,747,000
                                                          ------------
                TOTAL COMMON STOCKS
                (COST $403,783,839)                        508,555,705
                                                          ------------

MICRO CAP FUND -- SCHEDULE OF INVESTMENTS (CONTINUED)         SEPTEMBER 30, 2004

 PRINCIPAL
  AMOUNT                                             VALUE
  ------                                             -----
              SHORT-TERM INVESTMENTS 2.1%

              REPURCHASE AGREEMENT 2.1%
$10,940,000   Repurchase Agreement dated
              9/30/04, 1.05% due 10/1/04 with
              State Street Bank
              and Trust Co. collateralized by
              $10,465,000 of United States
              Treasury Bonds 5.25% due
              11/15/28; value: $11,159,939;
              repurchase proceeds: $10,940,319
              (cost $10,940,000)                  $  10,940,000
                                                  -------------
              TOTAL SHORT-TERM INVESTMENTS
              (COST $10,940,000)                     10,940,000
                                                  -------------
              TOTAL INVESTMENTS
              (COST $414,723,839) 100.2%            519,495,705

              LIABILITIES LESS OTHER ASSETS
              (0.2)%                                 (1,204,979)
                                                  -------------
              NET ASSETS 100.0%                   $ 518,290,726
                                                  -------------

*Non-income producing.

*** Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+ Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

++ Affiliated company (see Note 8). ADR American Depositary Receipt.

See notes to financial statements.

MICRO CAP VALUE FUND -- SCHEDULE OF INVESTMENTS               SEPTEMBER 30, 2004

   SHARES                                            VALUE
   ------                                            -----
             COMMON STOCKS 94.2%

             AIR TRANSPORT 0.5%
   275,000   Norwegian Air Shuttle ASA* (Norway)  $     401,060
                                                  -------------

             AIRLINES 1.0%
    50,000   Transat A.T., Inc.* (Canada)               856,565
                                                  -------------

             AUTO PARTS -- AFTER MARKET 1.5%
    50,000   Aftermarket Technology Corp.*              629,008
   132,775   IMPCO Technologies, Inc.*                  650,598
                                                  -------------
                                                      1,279,598
                                                  -------------

             BANKS -- OUTSIDE NEW YORK
             CITY 10.0%
    40,000   BFC Financial Corp.,Class A*               440,000
    44,300   CoBiz, Inc.                                732,279
    60,000   CommerceWest Bank*                         900,000
    60,500   Franklin Bank Corp.* ***                 1,010,894
    39,500   Franklin Bank Corp.*                       673,475
    25,000   Oriental Financial Group, Inc.             676,500
    55,000   Placer Sierra Bancshares*                1,155,000
    53,000   Security Business Bank of San
             Diego*                                     747,300
     6,525   Valley Bancorp*                            152,359
    65,000   Wilshire Bancorp, Inc.*                  1,961,700
                                                  -------------
                                                      8,449,507
                                                  -------------

             BIOTECHNOLOGY RESEARCH
             AND PRODUCTION 4.5%
    13,000   Corgentech, Inc.*                          221,910
   203,200   Discovery Partners
             International, Inc.*                       975,360
   172,700   ISTA Pharmaceuticals, Inc.*              2,105,213
    74,100   United-Guardian, Inc.                      489,060
                                                  -------------
                                                      3,791,543
                                                  -------------
             COMMUNICATIONS  TECHNOLOGY 0.2%
    37,425   Vyyo, Inc.*                                211,077
                                                  -------------

             COMPUTER SERVICES SOFTWARE AND
             SYSTEMS
   666,667   CorVu Corp.*                               200,000
    45,000   Isra Vision Systems AG* (Germany)          626,472
    69,075   Opnet  Technologies, Inc.*                 708,712
                                                  -------------
                                                      1,535,182
                                                  -------------

             COMPUTER TECHNOLOGY  0.4%
    50,000   Qualstar Corp.*                            315,000
                                                  -------------

             DRUGS AND PHARMACEUTICALS  1.7%
    35,819   Acusphere, Inc. PIPE* *** +                179,157
    33,500   Ligand Pharmaceuticals, Inc.,
             Class B*                                   335,670
    25,000   NeoPharm, Inc.*                            214,000
    30,000   Taro Pharmaceuticals Industries
             Ltd.*                                      701,400
                                                  -------------
                                                      1,430,227
                                                  -------------

             EDUCATION SERVICES 1.4%
    20,000   Acadomia Group (France)                  1,218,140
                                                  -------------

             ELECTRICAL AND ELECTRONICS 0.5%
    50,000   TTM Technologies, Inc.*              $     444,500
                                                  -------------

             ELECTRICAL EQUIPMENT AND
             COMPONENTS 0.7%
   800,000   Unisteel Technology Ltd.(Singapore)        612,990
                                                  -------------

             ELECTRONICS 1.1%
    70,000   Nu Horizons Electronics Corp.*             444,500
    50,000   Richardson Electronics Ltd.                480,500

             ELECTRONICS -- INSTRUMENTS,
             GAUGES AND METERS 0.7%
   101,400   Computer Access Technology
             Corp.*                                     601,302
                                                  -------------

             ELECTRONICS -- MEDICAL SYSTEMS 3.3%
   150,000   Endocardial Solutions, Inc.*             1,735,500
   170,000   IRIDEX Corp.*                            1,074,400
                                                  -------------
                                                      2,809,900
                                                  -------------

             ELECTRONICS --  SEMICONDUCTORS/
             COMPONENTS 4.7%
   173,000   Advanced Power Technology, Inc.*         1,472,230
   105,550   Peak International Ltd.* (Bermuda)         548,860
    36,700   Pericom Semiconductor Corp.*               354,522
   210,000   PLX Technology, Inc.*                    1,514,100
    57,550   PSi Technologies Holdings, Inc. ADR*
             (Philippines)                              114,524
                                                  -------------
                                                      4,004,236
                                                  -------------

             ELECTRONICS -- TECHNOLOGY 1.5%
    25,000   Digital Theater Systems, Inc.*             456,250
    70,000   EFJ, Inc.*                                 469,000
   100,000   Iteris Holdings, Inc.*                     325,000
                                                  -------------
                                                      1,250,250
                                                  -------------

             FINANCE COMPANIES  1.3%
    50,000   Nicholas Financial, Inc.(Canada)           446,500
    34,675   United PanAm Financial Corp.*              624,323

             FINANCIAL --  MISCELLANEOUS 3.2%
    40,000   Encore Capital Group, Inc.*                754,000
    50,000   First Cash  Financial Services,
             Inc.*                                    1,001,500
    50,000   Home Capital  Group, Inc. (Canada)         944,204
                                                  -------------
                                                      2,699,704
                                                  -------------

             FOODS 0.1%
    12,865   Geopharma, Inc.*                            53,004
                                                  -------------

             HEALTH CARE FACILITIES 0.5%
    90,150   Capital Senior  Living Corp.*              432,720
                                                  -------------

             HEALTH CARE MANAGEMENT SERVICES 1.6%
    50,000   Computer Programs & Systems, Inc.        1,003,000
    25,000   IMPAC Medical Systems, Inc.*               333,750
                                                  -------------
                                                      1,336,750
                                                  -------------

             HEALTH CARE SERVICES 0.6%
    30,000   Healthcare Services Group                  538,800
                                                  -------------

             HOME BUILDING 2.3%
    20,000   Levitt Corp.                               469,200
    65,000   Orleans Homebuilders,  Inc.*             1,463,800
                                                  -------------
                                                      1,933,000
                                                  -------------

             HOUSEHOLD DURABLES 0.9%
 1,000,000   HTL International Holdings Ltd.
             (Singapore)                                736,539
                                                  -------------

             HOUSEHOLD FURNISHINGS 0.6%
    40,000   Chromcraft Revington, Inc.*                512,000
                                                  -------------

SHARES                                              VALUE
------------------------------------------------------------
            INSURANCE -- PROPERTY AND
            CASUALTY 0.8%
   50,000   American Safety Insurance
            Holdings Ltd.* (Bermuda)             $   685,000
                                                 -----------
            MACHINERY 1.3%
  400,000   Vanguard Response Systems,
            Inc.* (Canada)                         1,142,087
                                                 -----------
            MACHINERY -- OIL WELL EQUIPMENT
            AND SERVICES 1.0%
   35,000   Pason Systems, Inc. (Canada)             862,474
                                                 -----------
            MEDICAL AND DENTAL INSTRUMENTS
            AND SUPPLIES 11.3%
  250,000   Bioject Medical Technologies,            270,000
            Inc.*
  250,000   BSD Medical Corp*                        395,000
   40,000   Cyberonics, Inc.*                        818,400
  164,734   Encision, Inc.*                          380,535
  219,600   Enpath Medical, Inc.*                  2,009,340
   50,000   E-Z-EM, Inc.                             897,500
   63,075   ICU Medical, Inc.*                     1,642,473
  325,690   MacroPore Biosurgery, Inc.*            1,060,662
   30,000   Molecular Devices Corp.*                 707,100
  205,300   MTS Medication Technologies*           1,389,881
                                                 -----------
                                                   9,570,891
                                                 -----------
            MEDICAL SERVICES 2.6%
  225,000   Covalent Group, Inc.*                    652,500
  140,000   Life Sciences Research, Inc.*            994,000
  293,285   Patient Infbsystems, Inc.*               527,913
                                                 -----------
                                                   2,174,413
                                                 -----------
            METAL MINING 1.4%
2,000,000   EuroZinc Mining Corp.*                 1,221,399
                                                 -----------
            PHARMACEUTICALS 1.3%
   25,955   Docpharma N.V.* (Belgium)              1,129,818
                                                 -----------
            PRODUCTION TECHNOLOGY
            EQUIPMENT 10.2%
   28,575   ADE Corp.*                               486,775
   50,000   August Technology Corp.*                 343,500
  369,300   Genus, Inc.*                             812,460
  239,000   inTEST Corp.*                          1,859,420
  116,575   Intevac, Inc.*                           732,091
  574,000   LogicVision, Inc.*                       970,060
   60,000   Mykrolis Corp.*                          604,200
   85,000   Nanometrics, Inc.*                       969,850
  136,000   Nova Measuring Instruments Ltd.*         428,400
            (Israel)
   85,000   Rudolph Technologies, Inc.*            1,422,900
                                                 -----------
                                                   8,629,656
                                                 -----------
            REAL ESTATE INVESTMENT TRUSTS
            (REIT) 4.1%
   71,600   Bimini Mortgage Management,
            Inc.** +                               1,059,207
   48,425   Fieldstone Investment Corp.*** +         823,225
   36,250   Medical Properties Trust, Inc.**** +     362,500
   55,000   Saxon Capital, Inc.*                   1,182,500
                                                 -----------
                                                   3,427,432
                                                 -----------
            RECREATIONAL VEHICLES AND BOATS
            0.8%
   55,000   National R.V. Holdings, Inc.*            683,650
                                                 -----------
            RENTAL AND LEASING SERVICES --
            CONSUMER 1.3%
  105,000   easyhome Ltd. (Canada)                 1,090,931
                                                 -----------
            RESTAURANTS 0.3%
  250,000   Steakhouse Partners, Inc.* +             262,500
                                                 -----------
            RETAIL 5.4%
   50,000   Big 5 Sporting Goods Corp.*           $1,140,000
   25,000   Bijou Brigitte AG (Germany)            2,625,838
   17,000   GiFi (France)                            837,844
                                                 -----------
                                                   4,603,682
                                                 -----------
            SAVINGS AND LOANS 1.2%
   85,000   Pacific Premier Bancorp, Inc.*         1,005,550
                                                 -----------
            SERVICES -- COMMERCIAL 2.6%
   15,000   Charles River Associates, Inc.*          574,350
  120,000   Management Network Group, Inc.*          240,000
   40,000   Monro Muffler, Inc.*                     874,000
   75,000   SM&A*                                    524,250
                                                 -----------
                                                   2,212,600
                                                 -----------
            SPECIALTY RETAIL 0.9%
1,796,600   Bonjour Holdings Ltd. (Cayman
            Islands)                                 731,618
                                                 -----------
            TRUCKERS 0.6%
   45,000   USA Truck, Inc.*                         549,000
                                                 -----------
            WHOLESALERS 0.5%
   27,250   Beacon Rooting Supply, Inc.*             446,900
                                                 -----------
            TOTAL COMMON STOCKS
            (COST $71,044,237)                    79,879,018
                                                 -----------
            WARRANTS 0.0%

            COMPUTER SERVICES SOFTWARE AND
            SYSTEMS 0.0%
  200,000   CorVu Corp.* *** +                            --
                                                 -----------
            DRUGS AND PHARMACEUTICALS 0.0%
    7,164   Acusphere, Inc.* *** +                        --
                                                 -----------
            TOTAL WARRANTS (COST $0)                      --
                                                 -----------

                                                              SEPTEMBER 30, 2004

 PRINCIPAL
  AMOUNT                                                                   VALUE
  ------                                                                   -----
              SHORT-TERM INVESTMENTS 4.9%

              REPURCHASE AGREEMENT 4.9%
$4,178,000    Repurchase Agreement dated
              9/30/04, 1.05% due 10/1/04 with State
              Street Bank and Trust Co. collateralized by
              $2,905,000 of United States Treasury Bonds
              8.75% due 8/15/20; value: $4,264,903;
              repurchase proceeds: $4,178,122+++ (cost $4,178,000)      $  4,178,000
                                                                        ------------
              TOTAL SHORT-TERM INVESTMENTS
              (cost $4,178,000)                                            4,178,000
                                                                        ------------
              TOTAL INVESTMENTS
              (COST $75,222,237) 99.1%                                    84,057,018

              OTHER ASSETS LESS LIABILITIES
              0.9%                                                           778,284
                                                                        ------------
              NET ASSETS 100.0%                                         $ 84,835,302
                                                                        ============

At September 30, 2004, Wasatch Micro Cap Value Fund's investments, excluding short-term investments, were in the following countries:

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

++Affiliated company (see Note 8).

+++ All or a portion or this security has been designated as collateral for open short positions or purchase commitments.

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

 COUNTRY                                                %
 -------                                              -----
Belgium                                                 1.3
Bermuda                                                 1.5
Canada                                                  6.4
Cayman Islands                                          0.9
France                                                  2.4
Germany                                                 3.9
Israel                                                  1.3
Norway                                                  0.5
Philippines                                             0.1
Singapore                                               1.6
United States                                          80.1
                                                      -----
TOTAL                                                 100.0%
                                                      =====

See notes to financial statements.

SMALL CAP GROWTH FUND-- Schedule of Investments

SHARES                                            VALUE
------                                            -----
           COMMON AND PREFERRED STOCKS 98.2%

           AIR TRANSPORT 0.6%
  129,205  Expediters International of
           Washington, Inc.                    $  6,679,899
                                               ------------
           AIRLINES 0.8%
  889,650  WestJet Airlines Ltd.*                 9,278,580
                                               ------------
           BANKS -- OUTSIDE NEW YORK CITY
           4.2%
  307,400  Bank of the Ozarks, Inc.               9,139,002
  289,650  Doral Financial Corp.                 12,011,786
  198,700  First Community Bancorp                8,146,700
  394,400  HDFC Bank Ltd. ADR                    13,389,880
  288,600  Prosperity Bancshares, Inc.            7,711,392
                                               ------------
                                                 50,398,760
                                               ------------
           BEVERAGE -- SOFT DRINKS 0.2%
  122,950  Feet's Coffee & Tea, Inc.*             2,875,801
                                               ------------
           BIOTECHNOLOGY RESEARCH AND
           PRODUCTION 2.1%
  166,975  Corgentech, Inc.*                      2,850,263
  577,175  Myriad Genetics, Inc.*                 9,869,693
  219,075  Neurochem, Inc.*                       3,759,327
  753,400  QIAGEN N.V.*                           8,626,430
                                               ------------
                                                 25,105,713
                                               ------------
           CHEMICALS 1.3%
  427,525  Cabot Microelectronics Corp.*         15,497,781
                                               ------------
           COMMUNICATIONS TECHNOLOGY 0.4%
  280,325  UTStarcom, Inc.*                       4,516,036
                                               ------------
           COMPUTER SERVICES SOFTWARE AND
           SYSTEMS 8.5%
  201,100  CACI International, Inc., Class A*    10,614,058
  594,946  Cognizant Technology Solutions
           Corp., Class A*                       18,151,802
  747,075  iPass, Inc.*                           4,474,979
  755,450  Kintera, Inc. PIPE* *** +              6,255,706
  315,675  Macrovision Corp.*                     7,601,454
  325,125  Manhattan Associates, Inc.*            7,939,553
  844,100  Nassda Corp.*                          2,996,555
  336,550  NAVTEQ Corp.*                         11,994,642
  345,825  SRA International, Inc., Class A*     17,830,737
  192,450  Verint Systems, Inc.*                  7,089,858
  827,600  Verisity Ltd.*                         5,751,820
                                               ------------
                                                100,701,164
                                               ------------
           CONSUMER PRODUCTS 1.9%
  771,925  Yankee Candle Co., Inc.*              22,354,948
                                               ------------
           DRUGS AND PHARMACEUTICALS 3.2%
  394,598  ILEX Oncology, Inc.*                   9,932,032
  369,150  Ligand Pharmaceuticals, Inc.,
           Class B*                               3,698,883
  113,050  Medicines Company (The)                2,729,027
  324,150  Medicis Pharmaceutical Corp.,
           Class A                               12,654,816
  184,500  NeoPharm, Inc.*                        1,579,320
  318,700  Taro Pharmaceuticals Industries
           Ltd.*                                  7,451,206
                                               ------------
                                                 38,045,284
                                               ------------
           EDUCATION SERVICES 0.2%
   24,075  Strayer Education, Inc.                2,768,866
                                               ------------
           ELECTRICAL AND ELECTRONICS 1.2%
  725,500  Power Integrations, Inc.*             14,821,965
                                               ------------
           ELECTRONICS 2.1%
  147,183  Flir Systems, Inc.*                    8,610,205
  845,775  Semtech Corp.*                        16,213,507
                                               ------------
                                                 24,823,712
                                               ------------
           ELECTRONICS -- MEDICAL SYSTEMS
           0.6%
  721,275  CTI Molecular Imaging, Inc.*        $  5,820,689
1,620,220  Zonare Medical Systems, Inc.*
           *** +                                  1,500,080
                                               ------------
                                                  7,320,769
                                               ------------
           ELECTRONICS -- SEMICONDUCTORS/
           COMPONENTS 7.7%
  849,600  AMIS Holdings, Inc.*                  11,486,592
  165,325  Cree, Inc.*                            5,047,372
  924,505  Integrated Circuit Systems,
           Inc.*                                 19,876,858
2,334,775  Micrel, Inc.*                         24,305,008
1,323,650  O2Micro International Ltd.*           14,216,001
  607,525  PLX Technology, Inc.*                  4,380,255
  172,025  Silicon Laboratories, Inc.*            5,692,307
  107,425  SiRF Technology Holdings, Inc.*        1,528,658
  402,480  SiRF Technology Holdings, Inc.*
           *** +                                  5,582,199
                                               ------------
                                                 92,115,250
                                               ------------
           ELECTRONICS-- TECHNOLOGY 0.4%
  271,825  Digital Theater Systems, Inc.*         4,960,806
                                               ------------
           FINANCIAL INFORMATION SERVICES
           1.4%
  337,900  Factset Research Systems, Inc.        16,286,780
                                               ------------
           HEALTH CARE FACILITIES 4.5%
  968,650  American Healthways, Inc.*            28,197,401
           Pharmaceutical Product
  342,575  Development, Inc.*                    12,332,700
  371,850  United Surgical Partners
           International, Inc.*                  12,773,048
                                               ------------
                                                 53,303,149
                                               ------------
           HEALTH CARE MANAGEMENT
           SERVICES 5.5%
  457,350  AMERIGROUP Corp.*                     25,725,938
1,535,263  AmSurg Corp.* ++                      32,516,870
  143,725  Pediatrix Medical Group, Inc.*         7,883,316
                                               ------------
                                                 66,126,124
                                               ------------
           HEALTH CARE SERVICES 4.6%
  466,200  Accredo Health, Inc.*                 10,988,334
  262,200  Charles River Laboratories
           International, Inc.*                  12,008,760
  478,725  Icon Pic ADR*                         15,754,840
  935,418  Odyssey Healthcare, Inc.*             16,603,669
                                               ------------
                                                 55,355,603
                                               ------------
           HOME BUILDING 4.0%
  243,400  Meritage Homes Corp.*                 19,131,240
   35,535  NVR, Inc.*                            19,579,785
  191,400  Toll Brothers, Inc.*                   8,867,562
                                               ------------
                                                 47,578,587
                                               ------------
           HOUSEHOLD DURABLES 0.3%
  200,550  Desarrolladora Homex, S.A. de
           C.V. ADR*                              4,141,358
                                               ------------
           HOUSEHOLD FURNISHINGS 0.7%
  426,750  Select Comfort Corp.*                  7,766,850
                                               ------------
           INSURANCE -- MULTI-LINE 2.2%
  455,350  Brown & Brown, Inc.                   20,809,495
  165,875  Hilb Rogal & Hamilton Co.              6,007,992
                                               ------------
                                                 26,817,487
                                               ------------
           INSURANCE -- PROPERTY AND
           CASUALTY 0.5%
  197,300  Direct General Corp.                   5,705,916
                                               ------------

                                                              SEPTEMBER 30, 2004

SHARES                                                    VALUE
------                                               -------------
            MEDICAL AND DENTAL INSTRUMENTS
            AND SUPPLIES 5.7%
   396,752  Abaxis, Inc.*                              $ 5,161,744
   526,265  ICU Medical, Inc.*                          13,703,941
   127,350  Kinetic Concepts, Inc.*                      6,692,242
   103,675  ResMed, Inc.*                                4,935,967
   818,463  Techne Corp.*                               31,248,917
   249,875  Wright Medical Group, Inc.*                  6,276,860
                                                     -------------
                                                        68,019,671
                                                     -------------
            MISCELLANEOUS MATERIALS AND
            COMMODITIES 0.5%
   253,539  Symyx Technologies, Inc.*                    5,970,843
                                                     -------------
            PRODUCTION TECHNOLOGY
            EQUIPMENT 1.8%

   392,025  Rudolph Technologies, Inc.*                  6,562,499
   647,625  Tessera Technologies, Inc.*                 14,312,512
                                                     -------------
                                                        20,875,011
                                                     -------------
            REAL ESTATE INVESTMENT TRUSTS
            (REIT) 3.1%
   771,100  Capital Automotive                          24,112,297
   200,950  Redwood Trust, Inc.                         12,543,299
                                                     -------------
                                                        36,655,596
                                                     -------------
            RETAIL 13.6%
   227,464  99 Cents Only Stores*                        3,236,813
   509,100  Big 5 Sporting Goods Corp.*                 11,607,480
   137,225  Blue Nile, Inc.*                             4,621,738
   437,573  Chico's FAS, Inc.*                          14,964,997
   278,850  Cost Plus, Inc*                              9,865,713
   698,094  Dollar Tree Stores, Inc.*                   18,813,633
   167,800  Fred's, Inc.                                 3,013,688
   377,225  Guitar Center, Inc.*                        16,333,842
   541,436  Hibbett Sporting Goods, Inc.*               11,094,024
   114,156  Jos. A. Bank Clothiers, Inc.*                3,159,838
 1,295,272  O'Reilly Automotive, Inc.*                  49,595,965
   507,275  Tuesday Morning Corp.*                      15,684,943
                                                     -------------
                                                       161,992,674
                                                     -------------
            SAVINGS AND LOANS 0.6%
   242,968  Harbor Florida Bancshares, Inc.              7,556,305
                                                     -------------
            SERVICES -- COMMERCIAL 7.8%
   409,369  Charles River Associates, Inc.*             15,674,739
   761,075  Copart, Inc.*                               14,407,149
    96,100  Corporate Executive Board Co.                5,885,164
   143,325  CoStar Group, Inc.*                          7,050,157
   290,325  Jackson Hewitt Tax Service, Inc.             5,873,275
   374,325  LECG Corp.*                                  6,329,836
   550,455  Resources Connection, Inc.*                 20,796,190
   578,950  West Corp.*                                 16,864,813
                                                     -------------
                                                        92,881,323
                                                     -------------

            TEXTILES -- APPAREL MANUFACTURERS'A
            0.8%
   328,500  Carter's, Inc.*                              9,096,165
                                                     -------------
            TRUCKERS 3.0%
 1,689,543  Knight Transportation, Inc.*                36,190,011
                                                     -------------
            UTILITIES -- CABLE TV AND RADIO
            0.1%
   163,675  Knology, Inc.*                                 679,251
                                                     -------------
            UTILITIES -- TELECOMMUNICATIONS
            2.1%
 1,524,375  Nextel Partners, Inc., Class  A*            25,274,138
                                                     -------------
            TOTAL COMMON AND PREFERRED
            STOCKS (COST $926,647,515)               1,170,538,176
                                                     =============

  SHARES                                                 VALUE
----------                                           -------------
            LIMITED PARTNERSHIP INTEREST 0.1%

            BIOTECHNOLOGY RESEARCH AND
            PRODUCTION 0.1%
            Montagu Newhall Global Partners
            II-B, L.P.* ***+                         $     412,715
                                                     -------------

            TOTAL LIMITED PARTNERSHIP INTEREST
            (COST $471,435)                                412,715
                                                     -------------

            WARRANTS 0.0%

            ELECTRONICS -- MEDICAL SYSTEMS 0.0%
243,033     Zonare Medical Systems, Inc.* *** +      $          --
                                                     -------------
            ELECTRONICS -- SEMICONDUCTORS/
            COMPONENTS 0.0%

40,248      SiRF Technology Holdings, Inc.* *** +          303,235
                                                     -------------

            TOTAL WARRANTS (COST $0)                       303,235
                                                     -------------

 PRINCIPAL
   AMOUNT                                               VALUE
----------                                          --------------
            U.S. GOVERNMENT OBLIGATIONS 0.4%
$5,027,000  U.S. Treasury Bond, 5.25%, 11/15/28      $   5,228,472
                                                    --------------
            TOTAL U.S. GOVERNMENT
            OBLIGATIONS (COST $5,005,460)                5,228,472
                                                    --------------
            SHORT-TERM INVESTMENTS 1.7%

            REPURCHASE AGREEMENT 1.7%
19,933,000  Repurchase Agreement dated
            9/30/04, 1.05% due 10/1/04
            with State Street Bank and
            Trust Co. collateralized by
            $18,680,000 of United
            States Treasury Bonds 5.50%
            due 8/15/28; value:
            $20,332,022; repurchase
            proceeds: $19,933,581+++
            (cost $19,933,000)                          19,933,000
                                                    --------------

            TOTAL SHORT-TERM
            INVESTMENTS (COST $19,933,000)              19,933,000

            TOTAL INVESTMENTS (COST
            $952,057,410) 100.4%                     1,196,415,598

            LIABILITIES LESS OTHER
            ASSETS (0.4)%                               (4,713,326)
                                                    --------------
            NET ASSETS 100.0%                       $1,191,702,272
                                                    ==============

            * Non-income producing.

            *** Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

            + Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

            ++ Affiliated company (see Note 8).

            +++ All or a portion of this security has been designated as collateral for open short positions or purchase commitments.

            ADR American Depositary Receipt.

            See notes to financial statements.

SMALL CAP VALUE FUND -- SCHEDULE OF INVESTMENTS

  SHARES                                                VALUE
----------                                          --------------
            COMMON STOCKS 99.0%

            AEROSPACE 0.9%
   510,093  HEICO Corp., Class A+++                 $    6,876,054
                                                    --------------
            AUTO PARTS -- AFTER MARKET 3.6%
   899,789  Aftermarket Technology Corp.*               11,319,346
   672,159  Keystone Automotive Industries, Inc.*       14,787,498
                                                    --------------
                                                        26,106,844
                                                    --------------
            BANKS 0.5%
 1,238,722  UTI Bank Ltd.                                3,504,723
                                                    --------------
            BANKS -- OUTSIDE NEW YORK CITY
            4.1%
   315,600  Doral Financial Corp.                       13,087,932
   661,650  Franklin Bank Corp.*                        11,281,133
   273,625  Placer Sierra Bancshares*                    5,746,125
                                                    --------------
                                                        30,115,190
                                                    --------------
            COMMERCIAL INFORMATION
            SERVICES 0.3%
   606,766  Integrated Alarm Services Group,
            Inc.*                                        2,493,808
                                                    --------------
            COMPUTER SERVICES SOFTWARE AND
            SYSTEMS 0.8%
   411,300  Concord Communications, Inc.*                3,670,852
   150,775  SPSS, Inc.*                                  2,009,831
                                                    --------------
                                                         5,680,683
                                                    --------------
            CONSUMER PRODUCTS 0.6%
   127,500  Jarden Corp.*                                4,652,475
                                                    --------------
            CONTAINERS AND PACKAGING --
            METAL AND GLASS 1.7%
   512,887  Mobile Mini, Inc.*                          12,719,598
                                                    --------------
            DIVERSIFIED FINANCIAL SERVICES
            3.1%
   688,437  Hub International Ltd.                      12,446,941
   694,050  Rewards Network, Inc.*                       4,629,314
   394,325  U.S.I. Holdings Corp.*                       5,382,536
                                                    --------------
                                                        22,458,791
                                                    --------------
            DIVERSIFIED FINANCIALS 0.5%
   272,850  Housing Development Finance Corp. Ltd.       3,626,713
                                                    --------------
            ELECTRICAL AND ELECTRONICS 0.6%
   461,950  TTM Technologies, Inc.*                      4,106,736
                                                    --------------
            ELECTRONICS 2.3%
   633,475  Nu Horizons Electronics Corp.*               4,022,566
   672,225  Supertex, Inc.* "                           13,061,332
                                                    --------------
                                                        17,083,898
                                                    --------------
            ELECTRONICS -- SEMICONDUCTORS/
            COMPONENTS 3.1%
   656,025  ASE Test Ltd.*                               3,444,131
   176,950  Excel Technology, Inc.*                      4,568,849
   432,700  Micrel, Inc.*                                4,504,407
   557,900  Pericom Semiconductor Corp.*                 5,389,314
   870,925  SIPEX Corp.*                                 4,572,356
                                                    --------------
                                                        22,479,057
                                                    --------------
            FINANCE COMPANIES 4.3%
   337,950  Accredited Home Lenders Holding Co.*        13,017,834
   331,150  JER Investors Trust, Inc.* *** +             4,967,250
   493,500  United PanAm Financial Corp.*                8,885,467
   191,011  World Acceptance Corp.*                      4,441,006
                                                    --------------
                                                        31,311,557
                                                    --------------

            FINANCE -- SMALL LOAN 2.0%
  687,100   AmeriCredit Corp.* +++                  $   14,346,648
                                                    --------------
            FINANCIAL -- MISCELLANEOUS 2.4%
  314,979   Fidelity National Financial, Inc.           12,000,700
   92,225   New Century Financial Corp.                  5,553,789
                                                    --------------
                                                        17,554,489
                                                    --------------
            FOODS 2.7%
  919,056   NBTY, Inc.*                                 19,814,847
                                                    --------------

            HEALTH CARE FACILITIES 0.4%
  624,925   Capital Senior Living Corp.*                 2,999,640
                                                    --------------
            HEALTH CARE MANAGEMENT
            SERVICES 2.1%
  190,625   Molina Healthcare, Inc.*                     6,767,188
  238,400   Pacificare Health Systems*                   8,749,280
                                                    --------------
                                                        15,516,468
                                                    --------------
            HEALTH CARE SERVICES 0.6%
  151,875   Apria Healthcare Group, Inc.*                4,138,594
                                                    --------------
            HOME BUILDING 4.8%
  123,767   M.D.C. Holdings, Inc.                        9,047,368
  146,000   Meritage Homes Corp.*                       11,475,600
   15,165   NVR, Inc.*                                   8,355,915
  142,400   Toll Brothers, Inc.*                         6,597,392
                                                    --------------
                                                        35,476,275
                                                    --------------
            HOTEL/MOTEL 0.5%
  234,900   Orient-Express Hotels Ltd., Class A          3,838,266
                                                    --------------
            HOUSEHOLD FURNISHINGS 0.5%
  417,562   Kirkland's, Inc.*                            3,925,083
                                                    --------------
            INSURANCE -- LIFE 0.5%
  182,400   Scottish Re Group Ltd.                       3,861,408
                                                    --------------
            INSURANCE -- PROPERTY AND
            CASUALTY 2.0%
  508,025   Direct General Corp.                        14,692,083
                                                    --------------
            INVESTMENT MANAGEMENT
            COMPANIES 2.8%
  566,550   Apollo Investment Corp.                      8,016,683
      400   Brantley Mezzanine Finance, LLC*
            ** *** +                                        40,000
  477,000   MCG Capital Corp.                            8,280,720
  288,400   Technology Investment Capital
            Corp.                                        4,037,600
                                                    --------------
                                                        20,375,003
                                                    --------------
            LEISURE TIME 0.4%
  291,725   Action Performance Companies,Inc.            2,955,174
                                                    --------------
            MACHINERY 0.2%
  565,350   Vanguard Response Systems, Inc.*             1,614,197
                                                    --------------
            MEDICAL AND DENTAL INSTRUMENTS
            AND SUPPLIES 0.8%
  289,125   Sola International, Inc.*                    5,507,831
                                                    --------------
            MEDICAL SERVICES 0.9%
  482,125   U.S. Physical Therapy, Inc.*                 6,552,079
                                                    --------------
            OIL --  CRUDE PRODUCERS 2.1%
  291,375   Harvest Natural Resources, Inc.*             4,836,825
  608,325   Mission Resources Corp.*                     3,826,364
  270,000   Plains Exploration & Production
            Co.*                                         6,442,200
                                                    --------------
                                                        15,105,389
                                                    --------------
            PRODUCTION TECHNOLOGY
            EQUIPMENT 0.6%
  395,550   Nanometrics, Inc.*                           4,513,226
                                                    --------------

                                                              SEPTEMBER 30, 2004

  SHARES                                                VALUE
----------                                          --------------
            REAL ESTATE INVESTMENT TRUSTS
            (REIT) 18.3%
   202,175  American Home Mortgage
            Investment Corp.                        $    5,650,791
   568,800  Arbor Realty Trust, Inc.                    12,627,360
   642,325  Bimini Mortgage Management,
            Inc.*** +                                    9,502,162
 1,011,725  Falcon Financial Investment Trust++          8,184,855
   443,050  Fieldstone Investment Corp.*** +             7,531,850
   697,236  Friedman, Billings, Ramsey
            Group, Inc., Class A                        13,317,208
   360,000  KKR Financial Corp.* *** +                   3,690,000
   325,500  Medical Properties Trust, Inc.**** +         3,255,000
   420,075  MortgagelT Holdings, Inc.*                   6,070,084
   494,800  Newcastle Investment Corp.                  15,190,360
   500,000  Provident Senior Living Trust* *** +         7,500,000
   314,450  Redwood Trust, Inc.                         19,627,969
   938,000  Saxon Capital, Inc.*                        20,167,000
    79,800  Thornburg Mortgage, Inc.                     2,314,998
                                                    --------------
                                                       134,629,637
                                                    --------------
            RECREATIONAL VEHICLES AND BOATS
            0.3%
   181,050  National R.V. Holdings, Inc.*                2,250,451
                                                    --------------
            RENTAL AND LEASING SERVICES --
            COMMERCIAL 0.2%
   480,398  MicroFinancial, Inc.*                        1,820,708
                                                    --------------
            RENTAL AND LEASING SERVICES --
            CONSUMER 1.5%
   433,062  Rent-A-Center, Inc.*                        11,198,983
                                                    --------------
            RETAIL 13.4%
    89,275  America's Car-Mart, Inc.*                    3,013,031
   447,100  Big 5 Sporting Goods Corp.*                 10,193,880
 1,455,600  Casual Male Retail Group, Inc.*              7,627,344
   136,675  Dollar Tree Stores, Inc.*                    3,683,391
   654,025  Global Imaging Systems, Inc.*               20,327,097
   279,075  Group 1 Automotive, Inc.*                    7,613,166
   624,800  Lithia Motors, Inc., Class A                13,283,248
    97,750  MarineMax, Inc.*                             2,201,330
   167,675  O'Reilly Automotive, Inc.*                   6,420,276
   213,525  School Specialty, Inc.*                      8,415,020
   441,817  Sonic Automotive, Inc.                       8,858,431
   845,568  Whitehall Jewellers, Inc.* + +               6,789,911
                                                    --------------
                                                        98,426,125
                                                    --------------
            SAVINGS AND LOANS 2.3%
   741,169  Commercial Capital Bancorp, Inc.            16,817,125
                                                    --------------
            SERVICES -- COMMERCIAL 5.2%
   385,475  Administaff, Inc.*                           4,510,058
   743,652  AMN Healthcare Services, Inc.*               8,886,641
   359,756  Monro Muffler, Inc.*                         7,860,669
   174,310  Navigant International, Inc.*                2,846,482
   188,625  RemedyTemp, Inc., Class A*                   1,969,245
   622,950  SM&A*                                        4,354,420
   220,850  World Fuel Services Corp.                    7,906,430
                                                    --------------
                                                        38,333,945
                                                    --------------
            TRANSPORTATION -- MISCELLANEOUS
            0.6%
   668,100  Quality Distribution, Inc.*                  4,082,091
                                                    --------------
            TRUCKERS 2.7%
   222,875  Swift Transportation Co., Inc.*              3,748,758
   315,642  Transport Corporation of America, Inc.*      2,480,946
   472,250  USA Truck, Inc.* +++                         5,761,450
   535,475  Vitran Corp., Inc.*                          7,962,513
                                                    --------------
                                                        19,953,667
                                                    --------------
            UTILITIES -- CABLE TV AND RADIO
            0.2%
   326,050  Knology, Inc.*                               1,353,107
                                                    --------------
            UTILITIES -- TELECOMMUNICATIONS 1.1%
 503,025    Nextel Partners, Inc., Class A*         $   8,340, 154
                                                    --------------
            WHOLESALERS 0.5%
 235,775    Beacon Roofing Supply, Inc.*                 3,866,710
                                                    --------------
            TOTAL COMMON STOCKS
            (COST $599,220,826)                        727,075,530
                                                    --------------

 PRINCIPAL
  AMOUNT                                                 VALUE
----------                                          --------------
            CORPORATE BONDS 0.3%

            INVESTMENT MANAGEMENT
            COMPANIES 0.3%
 $2,000,000 Brantley Mezzanine Finance,
            LLC, 10.00%,
            9/21/09***+                             $    1,960,122
                                                    --------------
            TOTAL CORPORATE BONDS
            (COST $1,960,122)                            1,960,122
                                                    --------------
            SHORT-TERM INVESTMENTS 0.7%

            REPURCHASE AGREEMENT 0.7%
  5,328,000 Repurchase Agreement dated
            9/30/04, 1.05% due 10/1/04
            with State Street Bank and
            Trust Co. collateralized by
            $3,920,000 of United States
            Treasury Bonds 8.125% due
            8/15/19; value: $5,439,000;
            repurchase proceeds:
            $5,328,155 (cost
            $5,328,000)                                  5,328,000
                                                    --------------
            TOTAL SHORT-TERM INVESTMENTS
            (cost $5,328,000)                            5,328,000
                                                    --------------
            TOTAL INVESTMENTS (COST
            $606,508,948) 100.0%                       734,363,652
                                                    --------------
            LIABILITIES LESS OTHER
            ASSETS (0.0) %                                 (97,398)
                                                    --------------
            NET ASSETS 100.0%                       $  734,266,254
                                                    ==============

  SHARES                                                VALUE
----------                                          --------------
            SECURITIES SOLD SHORT

44,700      HEICO Corp. (proceeds $360,222)         $      790,296
                                                    ==============

            *Non-income producing.

            **Common units.

            ***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

            +Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

            ++Affiliated company (see Note 8).

            +++All or a portion of this security has been designated as collateral for open short positions or purchase commitments.

            See notes to financial statements.

ULTRA GROWTH FUND -- SCHEDULE OF INVESTMENTS

SHARES                                                            VALUE
--------------------------------------------------------------------------
         COMMON AND PREFERRED STOCKS 94.49%

         AEROSPACE 1 .0%
145,450  MTC Technologies, Inc.*                               $ 4,018,783
                                                               -----------

         AUTO PARTS --  AFTER MARKET 0.3%
230,000  IMPCO Technologies, Inc.*                               1,127,000
                                                               -----------

         AUTO PARTS -- ORIGINAL
         EQUIPMENT 0.2%
188,000  Quantum Fuel Systems Technologies
         Worldwide, Inc.*                                        1,024,600
                                                               -----------

         BANKS -- OUTSIDE NEW YORK CITY 2.5%
159,537  Doral Financial Corp.                                   6,615,999
 92,450  HDFC Bank Ltd. ADR                                      3,138,678
 31,300  Wilshire Bancorp, Inc.*                                   944,634
                                                               -----------
                                                                10,699,311
                                                               -----------

         BIOTECHNOLOGY RESEARCH AND
         PRODUCTION 1.3%
 74,350  Corgentech, Inc.*                                       1,269,155
152,450  Isolagen, Inc.*                                         1,440,652
145,375  Neurochem, Inc.*                                        2,494,635
 82,675  Xcyte Therapies, Inc.*                                    260,426
                                                               -----------
                                                                 5,464,868
                                                               -----------

         CASINOS AND GAMBLING 0.4%
 44,775  Shuffle Master, Inc.*                                   1,677,272
                                                               -----------

         CHEMICALS 1.9%
224,975  Cabot Microelectronics Corp.*                           8,155,344
                                                               -----------

         COMMUNICATIONS TECHNOLOGY 1.0%
268,600  UTStarcom, Inc.*                                        4,327,146
 91,388  Xtera Communications, Inc.**** +                           99,065
                                                               -----------
                                                                 4,426,211
                                                               -----------

         COMPUTER SERVICES SOFTWARE AND
         SYSTEMS 9.9%
201,835  Cognizant Technology Solutions
         Corp., Class A*                                         6,157,986
345,804  EPIQ Systems, Inc.*                                     5,387,626
672,121  Kintera, Inc.*                                          6,344,822
102,525  Kintera, Inc. PIPE* ***                                   848,986
309,850  Lionbridge Technologies, Inc.*                          2,661,612
 42,950  Manhattan Associates, Inc.*                             1,048,839
449,878  Nassda Corp.*                                           1,597,067
 61,600  NAVTEQ Corp.*                                           2,195,424
174,100  Opnet Technologies, Inc.*                               1,786,266
220,100  PDF Solutions, Inc.*                                    2,674,215
152,984  SRA International, Inc., Class A*                       7,887,855
515,334  Verisity Ltd.*                                          3,581,571
                                                               -----------
                                                                42,172,269
                                                               -----------

         COMPUTER TECHNOLOGY 1 .0%
 79,675  Affiliated Computer Services, Inc.,
         Class A*                                                4,435,507
                                                               -----------

         DIVERSIFIED FINANCIAL SERVICES 0.6%
140,150  Hub International Ltd.                                  2,533,912
                                                               -----------

         DRUGS AND PHARMACEUTICALS 1.6%
 67,800  Angiotech Pharmaceuticals, Inc.*                        1,374,306
 40,667  Connetics Corp.*                                        1,098,822
 86,250  Hi-Tech Pharmacal Co., Inc.*                            1,373,100
151,725  Ligand Pharmaceuticals, Inc., Class B*                  1,520,285
181,775  NeoPharm, Inc.*                                         1,555,994
 29,000  Northwest Biotherapeutics, Inc.*                              870
                                                               -----------
                                                                 6,923,377
                                                               -----------

         EDUCATION SERVICES 0.3%
171,550  Princeton Review, Inc. (The)*                           1,286,625
                                                               -----------
           ELECTRICAL AND ELECTRONICS 0.9%
   86,925  Plexus Corp.*                                        $  959,652
  147,425  Power Integrations, Inc.*                             3,011,893
                                                               -----------
                                                                 3,971,545
                                                               -----------

           ELECTRICAL EQUIPMENT AND
           COMPONENTS 1.0%
  245,450  Cherokee International Corp.*                         2,059,325
  168,450  Flextronics International Ltd.*                       2,231,963
                                                               -----------
                                                                 4,291,288
                                                               -----------

           ELECTRONICS 1.3%
   13,575  Flir Systems, Inc.*                                     794,137
  239,150  Semtech Corp.*                                        4,584,506
                                                               -----------
                                                                 5,378,643
                                                               -----------

           ELECTRONICS --  MEDICAL SYSTEMS 1.1%
  119,075  EPIX Medical, Inc.*                                   2,299,338
  206,044  NXStage Medical, Inc. PIPE* *** +                     1,500,000
1,080,146  Zonare Medical Systems, Inc.* *** +                   1,000,053
                                                               -----------
                                                                 4,799,391
                                                               -----------

           ELECTRONICS -- SEMICONDUCTORS/
           COMPONENTS 12.1%
  197,425  ASE Test Ltd.*                                        1,036,481
   81,625  Cree, Inc.*                                           2,492,011
  257,425  Integrated Circuit Systems, Inc.*                     5,534,637
   98,475  Jabil Circuit, Inc.*                                  2,264,925
1,001,325  Micrel, Inc.*                                        10,423,793
  120,600  Microchip Technology, Inc.                            3,236,904
  685,225  National Semiconductor Corp.*                        10,614,135
  966,675  O2 Micro International Ltd,*                         10,382,090
  650,100  Sirenza Microdevices, Inc.*                           2,756,424
   18,650  SiRF Technology Holdings, Inc.*                         265,390
  124,000  SiRF Technology Holdings, Inc.* ***                   1,719,819
  160,425  STATS ChipPAC Ltd. ADR*                                 959,342
                                                               -----------
                                                                51,685,951
                                                               -----------

           FINANCIAL DATA PROCESSING SERVICES
           AND SYSTEMS 1.0%
  106,100  iPayment Holdings, Inc.*                              4,260,976
                                                               -----------

           FINANCIAL -- MISCELLANEOUS 1.7%
  236,975  Encore Capital Group, Inc.*                           4,466,979
   97,050  Portfolio Recovery Associates, Inc.*                  2,852,299
                                                               -----------
                                                                 7,319,278
                                                               -----------

           HEALTH CARE FACILITIES 8.6%
  552,366  American Healthways, Inc.*                           16,079,374
   65,425  Pharmaceutical Product Development, Inc.*             2,355,300
  529,825  United Surgical Partners International, Inc.*        18,199,489
                                                               -----------
                                                                36,634,163
                                                               -----------

           HEALTH CARE MANAGEMENT
           SERVICES 6.0%
  565,629  AmSurg Corp.*                                        11,980,022
  127,850  Centene Corp.*                                        5,443,853
  151,250  Pediatrix Medical Group, Inc.*                        8,296,063
                                                               -----------
                                                                25,719,938
                                                               -----------

           HEALTH CARE SERVICES 7.9%
  643,405  Accredo Health, Inc.*                                15,165,056
   95,625  Express Scripts, Inc.*                                6,248,137
  123,525  Icon Plc ADR*                                         4,065,208
  450,812  Odyssey Healthcare, Inc.*                             8,001,913
                                                               -----------
                                                                33,480,314
                                                               -----------

           HOUSEHOLD FURNISHINGS 1.2%
  274,150  Select Comfort Corp.*                                 4,989,530
                                                               -----------

           INSURANCE -- PROPERTY AND
           CASUALTY 1.3%
  194,933  Direct General Corp.                                  5,637,462
                                                               -----------

                                                              SEPTEMBER 30, 2004

  SHARES                                                          VALUE
---------------------------------------------------------------------------
           MEDICAL AND DENTAL INSTRUMENTS
           AND SUPPLIES 5.1%
   58,725  Biosite, Inc.*                                      $  2,875,176
  219,950  Kinetic Concepts, Inc.*                               11,558,373
  113,775  Molecular Devices Corp.*                               2,681,677
   57,700  SurModics, Inc.*                                       1,370,375
   30,575  Techne Corp.*                                          1,167,353
   81,500  Wright Medical Group, Inc.*                            2,047,280
                                                               ------------
                                                                 21,700,234
                                                               ------------

           MISCELLANEOUS MATERIALS AND
           COMMODITIES 1.3%
  234,975  Symyx Technologies, Inc.*                              5,533,661
                                                               ------------

           PRODUCTION TECHNOLOGY
           EQUIPMENT 2.4%
  268,625  Rudolph Technologies, Inc.*                            4,496,782
  265,725  Tessera Technologies, Inc. *                           5,872,523
                                                               ------------
                                                                 10,369,305
                                                               ------------

           RETAIL 5.6%
  393,249  Dollar Tree Stores, Inc.*                             10,598,061
  71,193   Jos. A. Bank Clothiers, Inc.*                          1,970,622
  191,500  O'Reilly Automotive, Inc.*                             7,332,535
  194,725  Pacific Sunwear of California, Inc.*                   4,098,961
                                                               ------------
                                                                 24,000,179
                                                               ------------

           SAVINGS AND LOANS 1.9%
  291,775  Commercial Capital Bancorp, Inc.                       6,620,375
   71,500  W Holding Co., Inc,                                    1,358,500
                                                               ------------
                                                                  7,978,875
                                                               ------------

           SCIENTIFIC EQUIPMENT AND
           SUPPLIERS 0.9%
  283,575  Biacore International AB                               3,950,326
                                                               ------------

           SERVICES -- COMMERCIAL 9.5%
  269,800  Advisory Board Co. (The)*                              9,065,280
  344,230  AMN Healthcare Services, Inc.*                         4,113,549
   57,325  Corporate Executive Board Co.                          3,510,583
   89,775  CoStar Group, Inc.*                                    4,416,032
   44,000  IQ4HIRE, Inc.* *** +                                         440
   50,800  Jackson Hewitt Tax Service, Inc.                       1,027,684
  245,175  LECG Corp.*                                            4,145,909
   61,800  Resources Connection, Inc.*                            2,334,804
  384,475  SM&A*                                                  2,687,480
1,311,299  Wireless Facilities, Inc.*                             9,139,754
                                                               ------------
                                                                 40,441,515
                                                               ------------

           UTILITIES -- TELECOMMUNICATIONS 1.6%
  420,875  Ncxtel Partners, Inc., Class A*                        6,978,107
                                                               ------------

           TOTAL COMMON AND PREFERRED
           Stocks (cost $369,517,226)                           403,065,760
                                                               ------------

           LIMITED PARTNERSHIP INTEREST 0.1%

           BIOTECHNOLOGY RESEARCH AND
           PRODUCTION 0.1%
           Montagu Newhall Global Partners
           II-B, L.P.* *** +                                        371,444
                                                               ------------

           TOTAL LIMITED PARTNERSHIP
           INTEREST (COST $424,292)                                 371,444
                                                               ------------
           WARRANTS 0.0%

           ELECTRONICS --  MEDICAL SYSTEMS 0.0%
  162,021  Zonare Medical Systems, Inc.* *** +                 $         --
                                                               ------------

           ELECTRONICS --  SEMICONDUCTORS/
           COMPONENTS 0.0%
   12,400  SiRF Technology Holdings, Inc.* *** +                     93,424
                                                               ------------

           TOTAL WARRANTS (COST $0)                                  93,424
                                                               ------------

PRINCIPAL
  AMOUNT                                                          VALUE
---------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS 1.1%
$4,525,000  U.S. Treasury Bond, 5.25%, 11/15/28                $  4,706,353
                                                               ------------

            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (COST $4,505,611)                                     4,706,353
                                                               ------------

            SHORT-TERM INVESTMENTS 3.7%

            REPURCHASE AGREEMENT 3.7%
15,631,000  Repurchase Agreement dated 9/30/04,
            1.05% due 10/1/04 with State Street Bank
            and Trust Co, collateralized by $14,650,000
            of United States Treasury Bonds 5.50% due
            8/15/28; value: $15,945,617; repurchase
            proceeds: $15,631,456 (cost $15,631,000)             15,631,000
                                                               ------------

            TOTAL SHORT-TERM INVESTMENTS
            (COST $15,631,000)                                   15,631,000
                                                               ------------

            TOTAL INVESTMENTS
            (COST $390,078,129) 99.3%                           423,867,981

            OTHER ASSETS LESS LIABILITIES 0.7%                    3,144,731
                                                               ------------

            NET ASSETS 100.0%                                  $427,012,712
                                                               ============

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

+++All or a portion of this security has been designated as collateral for open short positions or purchase commitments.

ADR American Depositary Receipt.

PIPE Private Investment In a Public Equity.

See notes to financial statements.

                               STATE STREET LEGAL

U.S. TREASURY FUND -- SCHEDULE OF INVESTMENTS                 SEPTEMBER 30, 2004

PRINCIPAL
  AMOUNT                                                          VALUE
---------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS 97.5%

$1,050,000  U.S. Treasury Bond, 5.375%, 2/15/31                $  1,124,813
 2,000,000  U.S. Treasury Bond, 5.50%, 8/15/28                    2,149,922
 3,300,000  U.S. Treasury Bond, 6.125%, 11/15/27                  3,831,095
   800,000  U.S. Treasury Bond, 6.375%, 8/15/27                     955,406
   540,000  U.S. Treasury Bond, 6.50%, 11/15/26                     652,978
 1,470,000  U.S. Treasury Bond, 6.625%, 2/15/27                   1,802,817
 1,750,000  U.S. Treasury Bond, 6.75%, 8/15/26                    2,173,554
 2,755,000  U.S. Treasury Bond, 6.875%, 8/15/25                   3,458,495
 5,430,000  U.S. Treasury Bond, 7.50%, 11/15/24                   7,243,321
30,100,000  U.S. Treasury Strip, principal only, 11/15/21        12,581,439
17,415,000  U.S. Treasury Strip, principal only, 11/15/27         5,242,612
 8,100,000  U.S. Treasury Strip, principal only, 8/15/25          2,746,176
                                                               ------------

            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (COST $39,256,570)                                   43,962,628
                                                               ------------

            SHORT-TERM INVESTMENTS 1.8%

            REPURCHASE AGREEMENT 1.8%
   826,000  Repurchase Agreement dated 9/30/04,
            1.05% due 10/1/04 with State Street Bank
            and Trust Co. collateralized by $575,000
            of United States Treasury Bonds 8.75%
            due 8/15/20; value: $844,172; repurchase
            proceeds: $826,024 (cost $826,000)                      826,000
                                                               ------------

            TOTAL SHORT-TERM INVESTMENTS
            (COST $826,000)                                         826,000
                                                               ------------

            TOTAL INVESTMENTS
            (COST $40,082,570) 99.3%                             44,788,628

            OTHER ASSETS LESS LIABILITIES 0.7%                      299,406
                                                               ------------

            NET ASSETS 100.0%                                  $ 45,088,034
                                                               ============

See notes to financial statements.

                      This page intentionally left blank.

WASATCH FUNDS -- STATEMENTS OF ASSETS AND LIABILITIES

                                                                              CORE            GLOBAL SCIENCE           HERITAGE
                                                                             GROWTH           & TECHNOLOGY              GROWTH
                                                                              FUND                 FUND                  FUND
                                                                        ----------------     ----------------      ----------------
ASSETS:
  Investments, at cost
     Unaffiliated issuers                                               $  1,206,362,094     $     68,786,106      $    111,920,953
     Affiliated issuers                                                       18,766,125                   --                    --
     Repurchase agreements                                                    45,215,000            5,565,000            20,430,000
                                                                        ----------------     ----------------      ----------------
                                                                        $  1,270,343,219     $     74,351,106      $    132,350,953
                                                                        ================     ================      ================
  Investments, at market value
     Unaffiliated issuers                                               $  1,460,274,732     $     64,979,532      $    112,598,489
     Affiliated issuers                                                       18,507,637                   --                    --
     Repurchase agreements                                                    45,215,000            5,565,000            20,430,000
                                                                        ----------------     ----------------      ----------------
                                                                           1,523,997,369           70,544,532           133,028,489
  Cash                                                                            43,759                  290                   476
  Foreign currency on deposit (cost of $0, $0, $255,463, $0, $0,
     $0, $0, $0, $0, and $0, respectively)                                            --                   --               258,411
  Receivable for investment securities sold                                    8,030,268              422,486               611,395
  Receivable from broker for securities sold short                                    --                   --                    --
  Capital shares receivable                                                      517,763               64,669               492,205
  Interest and dividends receivable                                            2,333,200               14,060                68,928
  Prepaid expenses and other assets                                               37,377               12,288                16,716
  Unrealized appreciation on foreign currency contracts                           18,089                   --                    --
                                                                        ----------------     ----------------      ----------------
     Total Assets                                                          1,534,977,825           71,058,325           134,476,620
                                                                        ----------------     ----------------      ----------------

LIABILITIES:
   Securities sold short, at value (proceeds of $0, $0, $0, $0, $0,
      $0, $0, $360,222, $0, and $0, respectively)                                     --                   --                    --
   Payable for securities purchased                                           35,466,247            1,540,103             6,171,276
   Payable to broker for short sale cover                                             --                   --                    --
   Capital shares payable                                                        813,917               36,280               117,314
   Accrued investment advisory fees                                            1,229,865               79,298                10,535
   Accrued fund administration fees                                               41,710                1,897                 3,256
   Accrued expenses and other liabilities                                        456,917               99,457                38,675
   Unrealized depreciation on foreign currency contracts                             301                   --                    19
                                                                        ----------------     ----------------      ----------------
      Total Liabilities                                                       38,008,957            1,757,035             6,341,075
                                                                        ----------------     ----------------      ----------------
NET ASSETS                                                              $  1,496,968,868     $     69,301,290      $    128,135,545
                                                                        ================     ================      ================

NET ASSETS CONSIST OF:
   Capital stock                                                        $        388,880     $         68,273      $        129,989
   Paid-in capital in excess of par                                        1,213,198,325           75,035,253           127,356,273
   Undistributed net investment income (loss)                                  2,732,242               (1,649)               41,723
   Undistributed net realized gain (loss) on investments
      and foreign currency translations                                       26,997,337           (1,955,727)              (68,954)
   Net unrealized appreciation (depreciation) on investments
      and foreign currency translations                                      253,652,084           (3,844,860)              676,514
                                                                        ----------------     ----------------      ----------------
   Net Assets                                                           $  1,496,968,868     $     69,301,290      $    128,135,545
                                                                        ================     ================      ================

CAPITAL STOCK, $.01 PAR VALUE:
   Authorized                                                             10,000,000,000       10,000,000,000        10,000,000,000
   Issued and outstanding                                                     38,887,963            6,827,286            12,998,881

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
   PRICE PER SHARE                                                      $          38.49     $          10.15      $           9.86
                                                                        ================     ================      ================

See notes to financial statements.

                                                               SEPTEMBER 30,2004

  INTERNATIONAL          MICRO           MICRO CAP          SMALL CAP         SMALL CAP           ULTRA             U.S.
     GROWTH               CAP              VALUE             GROWTH             VALUE            GROWTH           TREASURY
      FUND               FUND              FUND               FUND              FUND              FUND              FUND
----------------   ----------------  ----------------   ----------------  ----------------  ----------------  ----------------
$    155,970,153   $    376,382,736  $     69,741,127   $    913,801,667  $    570,836,855  $    374,447,129  $     39,256,570
              --         27,401,103         1,303,110         18,322,743        30,344,093                --                --
      17,560,000         10,940,000         4,178,000         19,933,000         5,328,000        15,631,000           826,000
----------------   ----------------  ----------------   ----------------  ----------------  ----------------  ----------------
$    173,530,153   $    414,723,839  $     75,222,237   $    952,057,410  $    606,508,948  $    390,078,129  $     40,082,570
================   ================  ================   ================  ================  ================  ================

$    179,958,774   $    483,544,148  $     78,869,218   $  1,143,965,728  $    695,238,104  $    408,236,981  $     43,962,628
              --         25,011,557         1,009,800         32,516,870        33,797,548                --                --
      17,560,000         10,940,000         4,178,000         19,933,000         5,328,000        15,631,000           826,000
----------------   ----------------  ----------------   ----------------  ----------------  ----------------  ----------------
     197,518,774        519,495,705        84,057,018      1,196,415,598       734,363,652       423,867,981        44,788,628
             434                935           128,747          1,044,073           717,126             6,694               968

              --                 --                --                 --                --                --                --
              --            815,017           720,862          1,362,268         7,285,224         5,207,005                --
              --                 --           212,908                 --                --                --                --
         203,711             12,948             1,000            520,073           325,988         2,272,036            43,481
         120,869             44,178            65,272            286,596         1,381,368            94,923           322,939
          13,531             20,643            12,654             31,796            28,584            20,682            10,287
               7                 --                --                 --                --                --                --
----------------   ----------------  ----------------   ----------------  ----------------  ----------------  ----------------
     197,857,326        520,389,426        85,198,461      1,199,660,404       744,101,942       431,469,321        45,166,303
----------------   ----------------  ----------------   ----------------  ----------------  ----------------  ----------------

              --                 --                --                 --           790,296                --                --
         307,212            802,323           178,452          5,379,760         7,166,392         2,831,698                --
              --                 --                --                 --            24,753                --                --
          52,938            308,694             5,000          1,213,898           689,266           993,019            19,945
         233,172            834,918           127,179            964,616           897,920           430,031            20,192
           5,274             14,210             2,315             32,775            20,330            11,723             1,251
         268,780            138,555            50,213            367,083           246,731           190,138            36,881
              --                 --                --                 --                --                --                --
----------------   ----------------  ----------------   ----------------  ----------------  ----------------  ----------------
         867,376          2,098,700           363,159          7,958,132         9,835,688         4,456,609            78,269
----------------   ----------------  ----------------   ----------------  ----------------  ----------------  ----------------
$    196,989,950   $    518,290,726  $     84,835,302   $  1,191,702,272  $    734,266,254  $    427,012,712  $     45,088,034
================   ================  ================   ================  ================  ================  ================

$        133,937   $        735,102  $        330,099   $        341,088  $      1,326,272  $        177,377  $         32,745
     172,629,015        337,085,479        65,819,391        921,527,739       502,200,031       383,353,180        45,706,145
          (1,006)                --           (17,356)                --                --                --         1,573,440
         402,438         75,697,584         9,868,165         25,475,258       103,315,321         9,692,303        (6,930,353)
      23,825,566        104,772,561         8,835,003        244,358,187       127,424,630        33,789,852         4,706,057
----------------   ----------------  ----------------   ----------------  ----------------  ----------------  ----------------
$    196,989,950   $    518,290,726  $     84,835,302   $  1,191,702,272  $    734,266,254  $    427,012,712  $     45,088,034
================   ================  ================   ================  ================  ================  ================
  10,000,000,000     10,000,000,000    10,000,000,000     10,000,000,000    10,000,000,000    10,000,000,000    10,000,000,000
      13,393,664         73,510,175        33,009,883         34,108,802       132,627,191        17,737,688         3,274,493
$          14.71   $           7.05  $           2.57   $          34.94  $           5.54  $          24.07  $          13.77
================   ================  ================   ================  ================  ================  ================

WASATCH FUNDS -- STATEMENTS OF OPERATIONS

                                                                              CORE            GLOBAL SCIENCE           HERITAGE
                                                                             GROWTH            & TECHNOLOGY             GROWTH
                                                                              FUND                 FUND                  FUND*
                                                                        ----------------     ----------------      ----------------
INVESTMENT INCOME:
  Interest                                                              $        292,289     $         56,930      $         29,283
  Dividends(1)
     Unaffiliated issuers                                                     18,176,325              165,554               216,052
     Affiliated issuers+                                                       4,503,998                   --                    --
                                                                        ----------------     ----------------      ----------------
  Total investment income                                                     22,972,612              222,484               245,335
                                                                        ----------------     ----------------      ----------------

EXPENSES:
  Investment advisory fees                                                    14,852,654            1,135,157               182,126
  Shareholder servicing fees                                                   1,855,832              207,559                48,128
  Fund administration fees                                                       488,435               24,094                 8,821
  Fund accounting fees                                                           162,469               18,004                 5,337
  Reports to shareholders                                                        233,341               31,231                19,271
  Custody fees                                                                   139,764               22,983                13,556
  Federal and state registration fees                                             44,183               20,412                21,032
  Legal fees                                                                      84,327                4,049                14,153
  Directors' fees                                                                 26,621                1,273                   249
  Audit fees                                                                      18,042               19,543                11,035
  Other                                                                           68,512                3,253                 4,230
                                                                        ----------------     ----------------      ----------------
  Total expenses before reimbursement                                         17,974,180            1,487,558               327,938
  Reimbursement of expenses by Advisor                                                --              (11,836)              (80,767)
                                                                        ----------------     ----------------      ----------------
  Net Expenses                                                                17,974,180            1,475,722               247,171
                                                                        ----------------     ----------------      ----------------
NET INVESTMENT INCOME (LOSS)                                                   4,998,432           (1,253,238)               (1,836)
                                                                        ----------------     ----------------      ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments
     Unaffiliated issuers                                                    111,984,785              263,985               (70,009)
     Affiliated issuers+                                                        (590,029)                  --                    --
  Net realized gain (loss) on short positions                                         --              (96,963)                   --
  Change in unrealized appreciation (depreciation) on
     investments and foreign currency translations                            78,422,948           (6,818,973)              676,514
                                                                        ----------------     ----------------      ----------------
  Net gain (loss) on investments                                             189,817,704           (6,651,951)              606,505
                                                                        ----------------     ----------------      ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $    194,816,136     $     (7,905,189)     $        604,669
                                                                        ================     ================      ================

*Fund inception date was June 18, 2004.

(1)Net of $46,994, $29,929, $1,662, $133,880, $93,474, $24,127, $15,155,
$30,666, $28,800 and $0 in foreign withholding taxes, respectively.

+See Note 8 for information on affiliated issuers.

See notes to financial statements.

                                 FOR THE YEAR OR PERIOD ENDED SEPTEMBER 30, 2004

INTERNATIONAL          MICRO            MICRO CAP          SMALL CAP          SMALL CAP            ULTRA               U.S.
   GROWTH               CAP               VALUE             GROWTH              VALUE             GROWTH             TREASURY
    FUND               FUND               FUND               FUND                FUND              FUND                FUND
-------------      -------------      -------------      -------------      -------------      -------------      -------------
$      88,413      $     123,807      $      53,747      $     553,624      $      87,132      $     310,137      $   2,656,797
    1,088,490          1,183,565            378,791          3,057,638          9,959,370            291,703                 --
           --                 --                 --                 --            969,111                 --                 --
-------------      -------------      -------------      -------------      -------------      -------------      -------------
    1,176,903          1,307,372            432,538          3,611,262         11,015,613            601,840          2,656,797
-------------      -------------      -------------      -------------      -------------      -------------      -------------
    2,064,989         11,064,726          1,696,866         12,340,419         11,243,840          6,745,254            253,055
      287,122            572,831            157,508          1,467,014          1,017,775            809,115            136,228
       45,673            181,577             28,404            405,309            245,716            176,694             16,747
       25,689             69,090             17,896            137,024             87,620             64,779              7,735
       49,666             60,618             26,390            238,603            145,386            125,571             11,179
      110,400             51,848             29,938             49,034             64,746             43,140              3,682
       26,843             23,696             19,246             34,693             46,225             28,913             19,097
        4,899             32,281             26,783             77,698             48,064             35,370              5,642
        1,697             10,211              1,473             22,948             13,421             10,638              1,070
       18,043             18,042             17,507             18,043             18,042             19,543             17,829
        3,596             26,562              4,648             59,384             39,010             27,802              3,549
-------------      -------------      -------------      -------------      -------------      -------------      -------------
    2,638,617         12,111,482          2,026,659         14,850,169         12,969,845          8,086,819            475,813
           --                 --            (97,451)                --                 --                 --            (96,231)
-------------      -------------      -------------      -------------      -------------      -------------      -------------
    2,638,617         12,111,482          1,929,208         14,850,169         12,969,845          8,086,819            379,582
-------------      -------------      -------------      -------------      -------------      -------------      -------------
   (1,461,714)       (10,804,110)        (1,496,670)       (11,238,907)        (1,954,232)        (7,484,979)         2,277,215
-------------      -------------      -------------      -------------      -------------      -------------      -------------

    1,885,610         88,358,081         11,829,205         29,266,940        109,157,680         29,431,438            217,681
           --          4,962,974                 --                 --          2,612,356                 --                 --
           --                 --             33,575                 --           (526,153)                --                 --
   16,476,265        (30,072,492)         5,615,814         75,182,347         19,235,185        (36,744,684)          (467,496)
-------------      -------------      -------------      -------------      -------------      -------------      -------------
   18,361,875         63,248,563         17,478,594        104,449,287        130,479,068         (7,313,246)          (249,815)
-------------      -------------      -------------      -------------      -------------      -------------      -------------
$  16,900,161      $  52,444,453      $  15,981,924      $  93,210,380      $ 128,524,836      $ (14,798,225)     $   2,027,400
=============      =============      =============      =============      =============      =============      =============

WASATCH FUNDS -- STATEMENTS OF CHANGES IN NET ASSETS

                                                                              CORE GROWTH              GLOBAL SCIENCE & TECHNOLOGY
                                                                                 FUND                              FUND
YEAR OR PERIOD ENDED SEPTEMBER 30                                      2004                2003            2004           2003
---------------------------------                                  ---------------   ---------------   ------------   ------------
OPERATIONS:
  Net investment income (loss)                                     $     4,998,432   $      (228,591)  $ (1,253,238)  $   (612,626)
  Net realized gain (loss) on investments                              111,394,756       (76,727,660)       263,985         82,567
  Net realized gain (loss) on short positions                                   --                --        (96,963)        11,415
  Change in unrealized appreciation (depreciation) on
     investments and foreign currency translations                      78,422,948       385,705,494     (6,818,973)    15,374,035
                                                                   ---------------   ---------------   ------------   ------------
  Net increase (decrease) in net assets resulting from operations      194,816,136       308,749,243     (7,905,189)    14,855,391

DIVIDENDS PAID FROM:
  Net investment income                                                   (849,650)               --             --             --
  Net realized gains                                                            --                --             --             --
                                                                   ---------------   ---------------   ------------   ------------
                                                                          (849,650)               --             --             --

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                          214,099,994       294,903,790     52,986,102     31,899,054
  Shares issued to holders in reinvestment of dividends                    794,356                --             --             --
  Shares redeemed                                                     (230,240,862)     (348,335,931)   (27,341,053)   (16,089,720)
  Redemption fees                                                            7,481            79,906         44,362         41,099
                                                                   ---------------   ---------------   ------------   ------------
  Net increase (decrease)                                              (15,339,031)      (53,352,235)    25,689,411     15,850,433
                                                                   ---------------   ---------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                178,627,455       255,397,008     17,784,222     30,705,824

NET ASSETS:
  Beginning of period                                                1,318,341,413     1,062,944,405     51,517,068     20,811,244
                                                                   ---------------   ---------------   ------------   ------------
  End of period                                                    $ 1,496,968,868   $ 1,318,341,413   $ 69,301,290   $ 51,517,068
                                                                   ===============   ===============   ============   ============
  Undistributed net investment income (loss) included in
     net assets at end of period                                   $     2,732,242   $            --   $     (1,649)  $       (632)
                                                                   ===============   ===============   ============   ============

CAPITAL SHARE TRANSACTIONS--SHARES:
  Shares sold                                                            5,660,062        10,414,773      4,456,739      3,419,237
  Shares issued to holders in reinvestment of dividends                     21,847                --             --             --
  Shares redeemed                                                       (6,102,481)      (12,861,353)    (2,430,466)    (1,879,780)
                                                                   ---------------   ---------------   ------------   ------------
  Net increase (decrease) in shares outstanding                           (420,572)       (2,446,580)     2,026,273      1,539,457
                                                                   ===============   ===============   ============   ============

*Fund inception date was June 18, 2004.

See notes to financial statements.

                                                              SEPTEMBER 30, 2004

HERITAGE GROWTH                  INTERNATIONAL GROWTH                                 MICRO CAP
    FUND                                FUND                                            FUND
    2004*                    2004                   2003                     2004                   2003
---------------         --------------          --------------          --------------          -------------
$      (1,836)          $  (1,461,714)          $    (250,286)          $ (10,804,110)          $  (8,716,570)
      (70,009)              1,885,610              (1,299,298)             93,321,055              51,800,078
           --                      --                      --                      --                      --

      676,514              16,476,265               9,025,174             (30,072,492)            120,439,212
-------------           -------------           -------------           -------------           -------------

      604,669              16,900,161               7,475,590              52,444,453             163,522,720
           --                      --                      --                      --                      --
           --                      --                      --             (43,612,165)            (22,295,887)
-------------           -------------           -------------           -------------           -------------
           --                      --                      --             (43,612,165)            (22,295,887)

  130,882,450             161,710,415              29,443,047              21,906,796              97,787,052
           --                      --                      --              41,226,753              21,092,296
   (3,387,411)            (26,165,271)            (10,538,025)            (70,859,439)            (70,506,908)
       35,837                  62,776                  13,571                   5,180                  32,043
-------------           -------------           -------------           -------------           -------------
  127,530,876             135,607,920              18,918,593              (7,720,710)             48,404,483
-------------           -------------           -------------           -------------           -------------
  128,135,545             152,508,081              26,394,183               1,111,578             189,631,316

           --              44,481,869              18,087,686             517,179,148             327,547,832
-------------           -------------           -------------           -------------           -------------
$ 128,135,545           $ 196,989,950           $  44,481,869           $ 518,290,726           $ 517,179,148
=============           =============           =============           =============           =============

$      41,723           $      (1,006)          $      (2,271)                     --           $          --
=============           =============           =============           =============           =============

   13,356,843              11,557,271               2,761,196               3,065,146              16,929,258
           --                      --                      --               6,190,303               4,859,976
     (357,962)             (1,850,592)             (1,118,048)             (9,869,981)            (13,017,963)
-------------           -------------           -------------           -------------           -------------
   12,998,881               9,706,679               1,643,148                (614,532)              8,771,271
=============           =============           =============           =============           =============

                                                                           MICRO CAP VALUE                  SMALL CAP GROWTH
                                                                                FUND                              FUND
YEAR OR PERIOD ENDED SEPTEMBER 30                                       2004            2003*            2004             2003
---------------------------------                                   ------------    ------------    ---------------  --------------
OPERATIONS:
  Net investment income (loss)                                      $ (1,496,670)   $   (238,749)   $   (11,238,907) $   (9,713,510)
  Net realized gain on investments                                    11,829,205         192,165         29,266,940      16,297,720
  Net realized gain (loss) on short positions                             33,575              --                 --              --
  Net realized gain on options written                                        --              --                 --              --
  Change in unrealized appreciation (depreciation) on
    investments and foreign currency translations                      5,615,814       3,219,189         75,182,347     268,022,826
                                                                    ------------    ------------    ---------------  --------------
  Net increase (decrease) in net assets resulting from operations     15,981,924       3,172,605         93,210,380     274,607,036

DIVIDENDS PAID FROM:
  Net investment income                                                       --              --                 --              --
  Net realized gains                                                     (59,072)             --         (5,914,707)        (34,010)
                                                                    ------------    ------------    ---------------  --------------
                                                                         (59,072)             --         (5,914,707)        (34,010)
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                          3,673,219      67,827,227        189,892,968     305,478,301
  Shares issued to holders in reinvestment of dividends                   57,934              --          5,653,646          32,547
  Shares redeemed                                                     (5,524,778)       (294,977)      (225,544,787)   (181,150,831)
  Redemption fees                                                             97           1,123              6,856          48,034
                                                                    ------------    ------------    ---------------  --------------
  Net increase (decrease)                                             (1,793,528)     67,533,373        (29,991,317)    124,408,051
                                                                    ------------    ------------    ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               14,129,324      70,705,978         57,304,356     398,981,077

NET ASSETS:
  Beginning of period                                                 70,705,978              --      1,134,397,916     735,416,839
                                                                    ------------    ------------    ---------------  --------------
  End of period                                                     $ 84,835,302    $ 70,705,978    $ 1,191,702,272  $1,134,397,916
                                                                    ============    ============    ===============  ==============
  Undistributed net investment income (loss) included in
    net assets at end of period                                     $    (17,356)   $    (21,897)   $            --  $           --
                                                                    ============    ============    ===============  ==============
CAPITAL SHARE TRANSACTIONS--SHARES:
  Shares sold                                                          1,412,827      33,909,091          5,360,289      10,711,482
  Shares issued to holders in reinvestment of dividends                   24,548              --            166,382           1,241
  Shares redeemed                                                     (2,193,156)       (143,427)        (6,393,772)     (6,604,251)
                                                                    ------------    ------------    ---------------  --------------
  Net increase (decrease) in shares outstanding                         (755,781)     33,765,664           (867,101)      4,108,472
                                                                    ============    ============    ===============  ==============

*Fund inception date was July 28, 2003.

See notes to financial statements.

                                                              SEPTEMBER 30, 2004

           SMALL CAP VALUE                                  ULTRA GROWTH                                   U.S. TREASURY
                FUND                                            FUND                                            FUND
    2004                     2003                    2004                    2003                   2004                    2003
--------------          --------------          --------------          --------------          ------------           ------------
$  (1,954,232)          $  (2,202,960)          $  (7,484,979)          $  (6,162,984)          $  2,277,215           $  3,471,870
  111,770,036               1,455,467              29,431,438               7,732,983                217,681                628,994
     (526,153)                     --                      --                 113,726                     --                     --
           --                 304,716                      --                      --                     --                     --
   19,235,185             189,122,055             (36,744,684)            161,519,635               (467,496)            (3,356,730)
-------------           -------------           -------------           -------------           ------------           ------------
  128,524,836             188,679,278             (14,798,225)            163,203,360              2,027,400                744,134

           --                      --                      --                      --             (3,207,497)            (3,484,505)
     (221,337)                     --              (5,447,072)                     --                     --                     --
-------------           -------------           -------------           -------------           ------------           ------------
     (221,337)                     --              (5,447,072)                     --             (3,207,497)            (3,484,505)

   77,278,907             192,079,847              58,791,862             221,989,430             13,425,517             47,192,794
      210,971                      --               5,113,842                      --              3,120,826              3,362,861
 (122,799,314)           (157,672,444)           (155,598,165)           (123,834,632)           (37,444,987)           (64,698,707)
       11,336                  91,867                  11,164                 177,068                 32,955                138,699
-------------           -------------           -------------           -------------           ------------           ------------
  (45,298,100)             34,499,270             (91,681,297)             98,331,866            (20,865,689)           (14,004,353)
-------------           -------------           -------------           -------------           ------------           ------------

   83,005,399             223,178,548            (111,926,594)            261,535,226            (22,045,786)           (16,744,724)

  651,260,855             428,082,307             538,939,306             277,404,080             67,133,820             83,878,544
-------------           -------------           -------------           -------------           ------------           ------------
$ 734,266,254           $ 651,260,855           $ 427,012,712           $ 538,939,306           $ 45,088,034           $ 67,133,820
=============           =============           =============           =============           ============           ============

$          --           $          --           $          --           $          --           $  1,573,440           $  2,503,722
=============           =============           =============           =============           ============           ============

   14,270,988              53,599,577               2,140,610              10,725,440              1,013,525              3,512,714
       40,494                      --                 191,012                      --                239,879                259,080
  (22,776,164)            (46,012,597)             (5,786,241)             (6,321,373)            (2,884,852)            (4,839,225)
-------------           -------------           -------------           -------------           ------------           ------------
   (8,464,682)              7,586,980              (3,454,619)              4,404,067             (1,631,448)            (1,067,431)
=============           =============           =============           =============           ============           ============

WASATCH FUNDS -- FINANCIAL HIGHLIGHTS                         SEPTEMBER 30, 2004

CORE GROWTH FUND                                                            Year Ended September 30
(for a share outstanding throughout the period)     2004            2003             2002               2001             2000
-----------------------------------------------  -----------     -----------     -------------     -------------     -------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     33.54     $     25.46     $       31.57     $       28.08     $       20.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.13           (0.01)            (0.01)            (0.15)            (0.18)
Net realized and unrealized gains (losses)
  on securities                                         4.84            8.09             (3.97)             5.95              8.12
                                                 -----------     -----------     -------------     -------------     -------------
TOTAL FROM INVESTMENT OPERATIONS                        4.97            8.08             (3.98)             5.80              7.94
REDEMPTION FEES (see Note 2)                              (1)             (1)             0.01              0.01                --
LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.02)             --                --                --                --
  Distributions from net realized gains                   --              --             (2.14)            (2.32)            (0.48)
                                                 -----------     -----------     -------------     -------------     -------------
TOTAL DISTRIBUTIONS                                    (0.02)             --             (2.14)            (2.32)            (0.48)
                                                 -----------     -----------     -------------     -------------     -------------

NET ASSET VALUE, END OF PERIOD                   $     38.49     $     33.54     $       25.46     $       31.57     $       28.08
                                                 ===========     ===========     =============     =============     =============
TOTAL RETURN                                           14.80%          31.68%           (13.73)%           22.63%            39.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)         $ 1,496,969     $ 1,318,341     $   1,062,944     $     992,935     $     290,705
Ratio of expenses to average net assets                 1.21%           1.25%             1.29%             1.32%             1.38%
Ratio of net investment income (loss) to
  average net assets                                    0.34%          (0.02)%           (0.02)%           (0.66)%           (0.86)%
Portfolio turnover rate                                   47%             47%               76%               51%               75%

GLOBAL SCIENCE & TECHNOLOGY FUND                                      Year or Period Ended September 30
(for a share outstanding throughout the period)           2004            2003            2002           2001(2)
-----------------------------------------------        ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    10.73      $     6.38      $     8.02      $    10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                         (0.18)          (0.13)          (0.15)          (0.07)
Net realized and unrealized gains (losses)
  on securities                                             (0.41)           4.47           (1.34)          (1.93)
                                                       ----------      ----------      ----------      ----------
TOTAL FROM INVESTMENT OPERATIONS                            (0.59)           4.34           (1.49)          (2.00)
REDEMPTION FEES (see Note 2)                                 0.01            0.01            0.03            0.02

LESS DISTRIBUTIONS:
  Distributions from net realized gains                        --              --           (0.18)             --
                                                       ----------      ----------      ----------      ----------
TOTAL DISTRIBUTIONS                                            --              --           (0.18)             --
                                                       ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                         $    10.15      $    10.73      $     6.38      $     8.02
                                                       ==========      ==========      ==========      ==========

TOTAL RETURN(3)                                             (5.49)%         68.34%         (18.83)%        (19.80)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)               $   69,301      $   51,517      $   20,811      $   10,648
Ratio of expenses to average net assets:
  Net of waivers and reimbursements(4)                       1.95%           1.95%           1.95%           1.95%
  Before waivers and reimbursements(4)                       1.97%           2.13%           2.42%           3.58%
Ratio of net investment loss to average net assets:
  Net of waivers and reimbursements(4)                      (1.66)%         (1.87)%         (1.90)%         (1.50)%
  Before waivers and reimbursements(4)                      (1.68)%         (2.05)%         (2.37)%         (3.13)%
Portfolio turnover rate(3)                                     55%             88%             95%             94%

(1)Represents amounts less than $.005 per share.

(2)Fund inception date was December 19, 2000.

(3)Not annualized for periods less than one year.

(4)Annualized.

See notes to financial statements.

WASATCH FUNDS -- FINANCIAL HIGHLIGHTS                         SEPTEMBER 30, 2004

HERITAGE GROWTH FUND                                            Period Ended September 30
(for a share outstanding throughout the period)                        2004(1)
-----------------------------------------------                 -------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $     10.00

LOSS FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                                        --
Net realized and unrealized losses
  on securities                                                            (0.14)
                                                                     -----------
TOTAL FROM INVESTMENT OPERATIONS                                           (0.14)

REDEMPTION FEES (see Note 2)                                                  --(2)

LESS DISTRIBUTIONS:
  Distributions from net realized gains                                       --
                                                                     -----------
TOTAL DISTRIBUTIONS                                                           --
                                                                     -----------
NET ASSET VALUE, END OF PERIOD                                       $      9.86
                                                                     ===========

TOTAL RETURN(3)                                                            (1.40)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                             $   128,136
Ratio of expenses to average net assets:
  Net of waivers and reimbursements(4)                                      0.95%
  Before waivers and reimbursements(4)                                      1.26%
Ratio of net investment loss to average net assets:
  Net of waivers and reimbursements(4)                                     (0.01)%
  Before waivers and reimbursements(4)                                     (0.32)%
Portfolio turnover rate(3)                                                     5%

INTERNATIONAL GROWTH FUND                                         Year or Period Ended September 30
(for a share outstanding throughout the period)              2004                 2003              2002(5)
----------------------------------------------            -----------         -----------         -----------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     12.06         $      8.85         $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                             (0.11)              (0.07)              (0.03)
Net realized and unrealized gains (losses)
  on securities                                                  2.76                3.28               (1.13)
                                                          -----------         -----------         -----------
TOTAL FROM INVESTMENT OPERATIONS                                 2.65                3.21               (1.16)

REDEMPTION FEES (see Note 2)                                       --(2)               --(2)             0.01

LESS DISTRIBUTIONS:
  Distributions from net realized gains                            --                  --                  --
                                                          -----------         -----------         -----------
TOTAL DISTRIBUTIONS                                                --                  --                  --
                                                          -----------         -----------         -----------

NET ASSET VALUE, END OF PERIOD                            $     14.71         $     12.06         $      8.85
                                                          ===========         ===========         ===========
TOTAL RETURN(3)                                                 21.97%              36.27%             (11.50)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                  $   196,990         $    44,482         $    18,008
Ratio of expenses to average net assets:
  Net of waivers and reimbursements(4)                           1.92%               1.95%               1.95%
  Before waivers and reimbursements(4)                           1.92%               2.30%               4.26%
Ratio of net investment loss to average net assets:
  Net of waivers and reimbursements(4)                          (1.06)%             (1.12)%             (1.39)%
  Before waivers and reimbursements(4)                          (1.06)%             (1.47)%             (3.70)%
Portfolio turnover rate(3)                                         31%                 62%                  3%

(1)Fund inception date was June 18, 2004.

(2)Represents amounts less than $.005 per share.

(3)Not annualized for periods less than one year.

(4)Annualized.

(5)Fund inception date was June 28, 2002.

See notes to financial statements.

WASATCH FUNDS -- FINANCIAL HIGHLIGHTS                         SEPTEMBER 30, 2004

MICRO CAP FUND                                                                  Year Ended September 30
(for a share outstanding throughout the period)          2004           2003             2002           2001            2000
-----------------------------------------------      -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $      6.98     $      5.01     $      5.64     $      6.53     $      4.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.15)          (0.12)          (0.14)          (0.08)          (0.09)
Net realized and unrealized gains
  on securities                                             0.81            2.43            0.11            0.74            2.63
                                                     -----------     -----------     -----------     -----------     -----------
TOTAL FROM INVESTMENT OPERATIONS                            0.66            2.31           (0.03)           0.66            2.54
REDEMPTION FEES (see Note 2)                                  --(1)           --(1)           --(1)           --(1)           --

LESS DISTRIBUTIONS:
  Distributions from net realized gains                    (0.59)          (0.34)          (0.60)          (1.55)          (0.42)
                                                     -----------     -----------     -----------     -----------     -----------
TOTAL DISTRIBUTIONS                                        (0.59)          (0.34)          (0.60)          (1.55)          (0.42)
                                                     -----------     -----------     -----------     -----------     -----------

NET ASSET VALUE, END OF PERIOD                       $      7.05     $      6.98     $      5.01     $      5.64     $      6.53
                                                     ===========     ===========     ===========     ===========     ===========
TOTAL RETURN                                                9.96%          50.28%          (1.41)%         16.32%          63.88%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)             $   518,291     $   517,179     $   327,548     $   323,540     $   244,444
Ratio of expenses to average net assets                     2.19%           2.24%           2.28%           2.32%           2.38%
Ratio of net investment loss to average net assets         (1.95)%         (2.13)%         (2.21)%         (1.76)%         (1.76)%
Portfolio turnover rate                                       56%             50%             62%             58%             69%

MICRO CAP VALUE FUND                                   Year or Period Ended September 30
(for a share outstanding throughout the period)            2004              2003(2)
-----------------------------------------------        -------------     ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     2.09       $     2.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                            (0.05)           (0.01)
Net realized and unrealized gains
  on securities                                                 0.53             0.10
                                                          ----------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                0.48             0.09

REDEMPTION FEES (see Note 2)                                      --(1)            --(1)

LESS DISTRIBUTIONS:
  Distributions from net realized gains                           --(1)            --
                                                                           ----------
TOTAL DISTRIBUTIONS                                               --               --
                                                          ----------       ----------
NET ASSET VALUE, END OF PERIOD                            $     2.57       $     2.09
                                                          ==========       ==========

TOTAL RETURN(3)                                                23.06%            4.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                  $   84,835       $   70,706
Ratio of expenses to average net assets:
  Net of waivers and reimbursements(4)(5)                       2.27%            2.50%
  Before waivers and reimbursements(4)                          2.38%            2.73%
Ratio of net investment loss to average net assets:
  Net of waivers and reimbursements(4)                         (1.76)%          (1.97)%
  Before waivers and reimbursements(4)                         (1.87)%          (2.20)%
Portfolio turnover rate(3)                                       101%               4%

(1)Represents amounts less than $.005 per share.

(2)Fund inception date was July 28, 2003.

(3)Not annualized for periods less than a year.

(4)Annualized.

(5) On February 1, 2004, the Advisor reduced the contractual expense limitation from 2.50% to 2.25% through January 31, 2005. As a result, the effective expense ratio net of waivers and reimbursements for the period ended September 30, 2004 was 2.27%.

See notes to financial statements.

WASATCH FUNDS -- FINANCIAL HIGHLIGHTS                         SEPTEMBER 30, 2004

SMALL CAP GROWTH FUND                                                       Year Ended September 30
(for a share outstanding throughout the period)           2004          2003           2002          2001          2000
-----------------------------------------------        ----------    ----------    -----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    32.43    $    23.83    $     26.18    $    34.89    $    26.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                         (0.33)        (0.28)         (0.35)        (0.15)        (0.23)
Net realized and unrealized gains (losses)
  on securities                                              3.01          8.88          (1.55)        (2.73)        11.82
                                                       ----------    ----------    -----------    ----------    ----------
TOTAL FROM INVESTMENT OPERATIONS                             2.68          8.60          (1.90)        (2.88)        11.59
REDEMPTION FEES (See Note 2)                                   --(1)         --(1)          --(1)       0.02            --

LESS DISTRIBUTIONS:
  Distributions from net realized gains                     (0.17)           --(1)       (0.45)        (5.85)        (2.71)
                                                       ----------    ----------    -----------    ----------    ----------
TOTAL DISTRIBUTIONS                                         (0.17)           --          (0.45)        (5.85)        (2.71)
                                                       ----------    ----------    -----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                         $    34.94    $    32.43    $     23.83    $    26.18    $    34.89
                                                       ==========    ==========    ===========    ==========    ==========
TOTAL RETURN                                                 8.27%        36.15%         (7.53)%       (8.61)%       49.63%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)               $1,191,702    $1,134,398    $   735,417    $  553,416    $  237,812
Ratio of expenses to average net assets                      1.20%         1.25%          1.31%         1.36%         1.38%
Ratio of net investment loss to average net assets          (0.91)%       (1.08)%        (1.25)%       (0.83)%       (0.84)%
Portfolio turnover rate                                        41%           63%            51%           40%           72%

SMALL CAP VALUE FUND                                                        Year Ended September 30
(for a share outstanding throughout the period)         2004           2003           2002            2001          2000
-----------------------------------------------      -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $      4.62    $      3.21    $      3.76    $      3.51    $      2.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.01)         (0.02)         (0.02)            --          (0.02)
Net realized and unrealized gains (losses)
  on securities                                             0.93           1.43          (0.43)          0.56           1.19
                                                     -----------    -----------    -----------    -----------    -----------
TOTAL FROM INVESTMENT OPERATIONS                            0.92           1.41          (0.45)          0.56           1.17
REDEMPTION FEES (See Note 2)                                  --(1)          --(1)          --(1)          --(1)          --

LESS DISTRIBUTIONS:
  Distributions from net realized gains                       --(1)          --          (0.10)         (0.31)         (0.09)
                                                     -----------    -----------    -----------    -----------    -----------
TOTAL DISTRIBUTIONS                                           --             --          (0.10)         (0.31)         (0.09)
                                                     -----------    -----------    -----------    -----------    -----------

NET ASSET VALUE, END OF PERIOD                       $      5.54    $      4.62    $      3.21    $      3.76    $      3.51
                                                     ===========    ===========    ===========    ===========    ===========
TOTAL RETURN                                               19.73%         43.93%        (12.35)%        18.04%         49.94%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)             $   734,266    $   651,261    $   428,082    $   487,095    $    46,470
Ratio of expenses to average net assets:
  Net of waivers and reimbursements                         1.73%          1.78%          1.81%          1.92%          1.95%
  Before waivers and reimbursements                         1.73%          1.78%          1.81%          1.92%          2.09%
Ratio of net investment loss to average net assets:
  Net of waivers and reimbursements                        (0.26)%        (0.43)%        (0.44)%        (0.31)%        (1.02)%
  Before waivers and reimbursements                        (0.26)%        (0.43)%        (0.44)%        (0.31)%        (1.16)%
Portfolio turnover rate                                       56%            69%            69%            41%            67%

(1)Represents amounts less than $.005 per share.

See notes to financial statements.

WASATCH FUNDS -- FINANCIAL HIGHLIGHTS                         SEPTEMBER 30, 2004

ULTRA GROWTH FUND                                                               Year Ended September 30
(for a share outstanding throughout the period)           2004           2003           2002            2001           2000
-----------------------------------------------        ---------      ---------      -----------      --------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD                   $   25.43      $   16.52      $     19.15      $  27.17      $   20.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.42)         (0.29)           (0.25)        (0.21)         (0.25)
Net realized and unrealized gains (losses)
  on securities                                            (0.68)          9.19            (1.48)        (2.49)          8.87
                                                       ---------      ---------      -----------      --------      ---------
TOTAL FROM INVESTMENT OPERATIONS                           (1.10)          8.90            (1.73)        (2.70)          8.62

REDEMPTION FEES (see Note 2)                                  --(1)        0.01             0.02          0.07             --

LESS DISTRIBUTIONS:
  Distributions from net realized gains                    (0.26)            --            (0.92)        (5.39)         (1.47)
                                                       ---------      ---------      -----------      --------      ---------
TOTAL DISTRIBUTIONS                                        (0.26)            --            (0.92)        (5.39)         (1.47)
                                                       ---------      ---------      -----------      --------      ---------
NET ASSET VALUE, END OF PERIOD                         $   24.07      $   25.43      $     16.52      $  19.15      $   27.17
                                                       =========      =========      ===========      ========      =========

TOTAL RETURN                                               (4.44)%        53.93%           (9.74)%      (10.89)%        46.66%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)               $ 427,013      $ 538,939      $   277,404      $ 86,097      $  56,282
Ratio of expenses to average net assets:
  Net of waivers and reimbursements                         1.50%          1.57%            1.71%         1.75%          1.75%
  Before waivers and reimbursements                         1.50%          1.57%            1.71%         1.79%          1.82%
Ratio of net investment loss to average net assets:
  Net of waivers and reimbursements                        (1.39)%        (1.50)%          (1.67)%       (1.39)%        (1.19)%
  Before waivers and reimbursements                        (1.39)%        (1.50)%          (1.67)%       (1.43)%        (1.26)%
Portfolio turnover rate                                       67%            76%              78%          123%           135%

U.S. TREASURY FUND                                                                Year Ended September 30
(for a share outstanding throughout the period)             2004            2003            2002            2001           2000
-----------------------------------------------          ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $    13.68      $    14.04      $    12.97      $    12.00      $    11.68
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.70            0.72            0.66            0.65            0.66
Net realized and unrealized gains (losses)
  on securities                                                0.11           (0.48)           1.17            0.87            0.39
                                                         ----------      ----------      ----------      ----------      ----------
TOTAL FROM INVESTMENT OPERATIONS                               0.81            0.24            1.83            1.52            1.05
REDEMPTION FEES (see Note 2)                                   0.01            0.03            0.01            0.01              --
LESS DISTRIBUTIONS:
  Distributions from net investment income                    (0.73)          (0.63)          (0.77)          (0.56)          (0.73)
                                                         ----------      ----------      ----------      ----------      ----------
TOTAL DISTRIBUTIONS                                           (0.73)          (0.63)          (0.77)          (0.56)          (0.73)
                                                         ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                           $    13.77      $    13.68      $    14.04      $    12.97      $    12.00
                                                         ==========      ==========      ==========      ==========      ==========

TOTAL RETURN                                                   6.27%           2.17%          15.38%          12.89%           9.84%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                 $   45,088      $   67,134      $   83,879      $   66,195      $   58,198
Ratio of expenses to average net assets:
  Net of waivers and reimbursements                            0.75%           0.75%           0.75%           0.75%           0.75%
  Before waivers and reimbursements                            0.94%           0.91%           0.98%           0.95%           0.97%
Ratio of net investment income to average net assets:
  Net of waivers and reimbursements                            4.50%           4.67%           5.51%           5.34%           5.35%
  Before waivers and reimbursements                            4.31%           4.51%           5.28%           5.14%           5.13%
Portfolio turnover rate                                           4%             37%             22%             41%             16%

(1)Represents amounts less than $.005 per share.

See notes to financial statements.

WASATCH FUNDS -- NOTES TO FINANCIAL STATEMENTS                SEPTEMBER 30, 2004

1. ORGANIZATION

      Wasatch Funds, Inc. is a Minnesota corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of 10 series or "funds" (each a "Fund" and collectively the "Funds"). The Core Growth, Global Science & Technology, Heritage Growth, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds (collectively the "Equity Funds") are non-diversified funds and the Wasatch-Hoisington U.S. Treasury Fund ("U.S. Treasury Fund") is a diversified fund. Each Fund maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Advisor") as investment advisor.

2. SIGNIFICANT ACCOUNTING POLICIES

      The financial statements have been prepared in conformity with United States of America generally accepted accounting principles ("GAAP"). The following is a summary of the more significant of such policies which were followed consistently during the period.

      VALUATION OF SECURITIES -- Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued using a commercial pricing service at the latest quoted sales price or official closing price taken from the primary market in which each security trades. Securities traded in the over-the-counter market and listed securities for which there were no transactions are valued at the closing bid price. Debt securities (other than short-term instruments) are valued at current market value by a commercial pricing service, or by using the last sale or bid price. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Restricted securities, private placements, other illiquid securities and other securities for which market value quotations are not readily available are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, under the supervision of the Board of Directors, in accordance with pricing procedures approved by the Board. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

      Additionally, a Fund's investments will be valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the Fund's share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee would determine the fair valued of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs; and alternative market quotes on the affected securities.

      As of September 30, 2004, the aggregate amount of fair valued securities as a percentage of net assets for the Funds was as follows:

Core Growth Fund                            2.94%
Global Science & Technology Fund            2.37%
Heritage Growth Fund                        0.63%
International Growth Fund                   0.15%
Micro Cap Fund                              0.80%
Micro Cap Value Fund                        4.05%
Small Cap Growth Fund                       1.14%
Small Cap Value Fund                        5.24%
Ultra Growth Fund                           1.32%

      FOREIGN CURRENCY TRANSLATIONS -- Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rate. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current exchange rate prevailing on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions, including currency, political, economic, regulatory and market risks. The Funds do not hold foreign currency balances routinely. Foreign currencies may be held to the extent related open security purchases failed to settle timely.

      At September 30, 2004, the Heritage Growth Fund held Swiss Francs (cost $150,417, value $152,173) and Euros (cost $105,046 and $106,238).

      INVESTMENT IN SECURITIES AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized using the interest method. To the extent dividends received from Real Estate Investment Trust securities include return of capital distributions, such distributions are recorded as a reduction in cost basis. Returns of capital in excess of cost basis, if any, are recorded as capital gains.

      SHORT SALES -- To a limited extent, the Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a fund shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

      OPTION TRANSACTIONS -- The Equity Funds may buy and sell put and call options, write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      REPURCHASE AGREEMENTS -- The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

      FEDERAL INCOME TAXES -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

      EXPENSES -- The Funds contract for various services mostly on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

      USE OF MANAGEMENT ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

      GUARANTEES AND INDEMNIFICATIONS -- In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

      REDEMPTION FEES -- The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held two months or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

                                                              SEPTEMBER 30, 2004

3. DISTRIBUTIONS

      Dividends from net investment income and net realized gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend-paid deduction (tax equalization).

      To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain
(loss) on investments. Accordingly, at September 30, 2004, reclassifications were recorded as follows:

                                            GLOBAL
                              CORE         SCIENCE &      HERITAGE    INTERNATIONAL          MICRO
                             GROWTH       TECHNOLOGY       GROWTH        GROWTH               CAP
                              FUND           FUND           FUND          FUND               FUND
                           -----------    -----------     --------    -------------       -----------
Increase (decrease)
paid-in capital in
excess of par              $   252,374    $(1,250,654)    $(44,614)   $(1,482,774)        $ 4,679,463

Increase (decrease)
undistributed net
investment income
(loss)                      (1,416,540)     1,252,221       43,559      1,462,979         10,804,110

Increase (decrease)
undistributed net
realized gain (loss)         1,164,166         (1,567)       1,055         19,795         (15,483,573)

                            MICRO CAP       SMALL CAP      SMALL CAP           ULTRA          U.S.
                              VALUE          GROWTH          VALUE            GROWTH        TREASURY
                              FUND            FUND           FUND              FUND           FUND
                           -----------    ------------    -----------      ------------     --------
Increase (decrease)
paid-in capital in
excess of par              $   434,332    $(11,198,408)   $ 5,897,409      $  4,223,985        --

Increase (decrease)
undistributed net
investment income
(loss)                       1,501,211      11,238,907      1,954,232         7,484,979        --

Increase (decrease)
undistributed net
realized gain (loss)        (1,935,543)        (40,499)    (7,851,641)      (11,708,964)       --

4. PURCHASES AND SALES OF SECURITIES

      Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the year or period ended September 30, 2004 are summarized below:

                                    GLOBAL
                  CORE             SCIENCE &         HERITAGE         INTERNATIONAL          MICRO
                 GROWTH           TECHNOLOGY          GROWTH             GROWTH               CAP
                  FUND               FUND              FUND               FUND               FUND
              -------------      ------------      -------------      -------------      -------------
Purchases     $ 736,283,296      $ 67,769,214      $ 116,496,904      $ 160,370,081      $ 296,122,130
Sales          (673,414,775)      (37,761,862)        (4,506,997)       (38,696,379)      (306,062,728)

                MICRO CAP         SMALL CAP          SMALL CAP            ULTRA
                  VALUE             GROWTH             VALUE             GROWTH
                  FUND              FUND               FUND               FUND
              ------------      -------------      -------------      -------------
Purchases     $ 90,393,975      $ 510,605,643      $ 407,535,103      $ 349,507,929
Sales          (74,263,110)      (479,230,029)      (426,075,584)      (422,189,835)

      Purchases and sales of U.S. Government securities in the U.S. Treasury Fund were $2,222,578 and $(23,679,670) respectively.

5. OPTIONS CONTRACTS WRITTEN

      Options written activity for the Core Growth Fund during the year ended September 30, 2004 was as follows:

                               OPTIONS                                                                             OPTIONS
                           OUTSTANDING AT                                                                       OUTSTANDING AT
                          BEGINNING OF YEAR       WRITTEN           CLOSED       EXERCISED          EXPIRED      END OF YEAR
                          -----------------       --------          ------       ---------          -------     --------------
Premium amount                $457,965            $446,379            --         $(904,344)            --             --
No. of contracts                 3,000               2,000            --            (5,000)            --             --

6. FEDERAL INCOME TAX INFORMATION

      The following information is presented on a federal income tax basis as of or for the period ended September 30, 2004.

      SECURITIES, EXCLUDING SECURITIES SOLD SHORT AS OF SEPTEMBER 30, 2004:

                                           GLOBAL
                        CORE              SCIENCE &          HERITAGE        INTERNATIONAL          MICRO
                       GROWTH            TECHNOLOGY          GROWTH             GROWTH               CAP
                        FUND                FUND              FUND               FUND               FUND
                   ---------------      ------------      -------------      -------------      -------------
Cost               $ 1,270,482,239      $ 74,501,129      $ 132,383,081      $ 173,539,408      $ 414,813,418
                   ===============      ============      =============      =============      =============
Gross
appreciation       $   319,191,858      $  8,448,688      $   5,767,634      $  35,137,822      $ 147,586,127

Gross
(depreciation)         (65,676,728)      (12,405,285)        (5,122,226)       (11,158,456)       (42,903,840)
                   ---------------      ------------      -------------      -------------      -------------
Net
appreciation
(depreciation)     $   253,515,130      $ (3,956,597)     $     645,408      $  23,979,366      $ 104,682,287
                   ===============      ============      =============      =============      =============

                     MICRO CAP         SMALL CAP          SMALL CAP            ULTRA               U.S.
                       VALUE            GROWTH              VALUE             GROWTH            TREASURY
                       FUND              FUND               FUND               FUND               FUND
                   ------------     --------------      -------------      -------------      ------------
Cost               $ 75,237,077      $ 952,925,369      $ 606,920,959      $ 391,275,098      $ 40,082,570
                   ============      =============      =============      =============      ============
Gross
appreciation       $ 14,695,631      $ 307,451,631      $ 165,904,152      $  67,579,623      $  4,776,125

Gross
(depreciation)       (5,875,690)       (63,961,402)       (38,461,459)       (34,986,740)          (70,067)
                   ------------      -------------      -------------      -------------      ------------
Net
appreciation
(depreciation)     $  8,819,941      $ 243,490,229      $ 127,442,693      $  32,592,883      $  4,706,058
                   ============      =============      =============      =============      ============

      The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain securities gains and losses.

COMPONENTS OF ACCUMULATED EARNINGS:

                                           GLOBAL
                            CORE          SCIENCE &        HERITAGE      INTERNATIONAL         MICRO
                           GROWTH        TECHNOLOGY         GROWTH          GROWTH              CAP
                            FUND            FUND             FUND            FUND              FUND
                        ------------     -----------      ---------      -------------     ------------
Undistributed
  ordinary income       $  2,732,242     $        --      $  45,178      $         --      $  3,216,219
Undistributed
  capital gains           27,136,357              --             --           411,691        72,570,944
                        ------------     -----------      ---------      ------------      ------------
Accumulated
  earnings                29,868,599              --         45,178           411,691        75,787,163
Accumulated
  capital and other
  losses                          --      (1,805,704)       (36,826)               --                --
Other undistributed
  ordinary losses                 --          (1,649)        (3,455)           (1,006)               --
Net unrealized
  appreciation*          253,513,064      (3,994,883)       644,386        23,816,313       104,682,982
                        ------------     -----------      ---------      ------------      ------------
Total accumulated
  earnings              $283,381,663     $(5,802,236)     $ 649,283      $ 24,226,998      $180,470,145
                        ============     ===========      =========      ============      ============

                         MICRO CAP          SMALL CAP       SMALL CAP          ULTRA            U.S.
                           VALUE             GROWTH           VALUE           GROWTH         TREASURY
                           FUND               FUND            FUND             FUND            FUND
                        ------------      ------------     ------------     -----------     -----------
Undistributed
  ordinary income       $  8,935,866      $         --     $ 25,398,110     $        --     $ 1,573,440
Undistributed
  capital gains              947,139        26,343,219       78,329,221      10,889,272              --
                        ------------      ------------     ------------     -----------     -----------
Accumulated
  earnings                 9,883,005        26,343,219      103,727,331      10,889,272       1,573,440
Accumulated
  capital and other
  losses                          --                --               --              --      (6,930,353)
Other undistributed
  ordinary losses            (17,356)               --               --              --              --
Net unrealized
  appreciation*            8,820,163       243,490,226      127,012,620      32,592,883       4,706,057
                        ------------      ------------     ------------     -----------     -----------
Total accumulated
  earnings              $ 18,685,812      $269,833,445     $230,739,951     $43,482,155     $  (650,856)
                        ============      ============     ============     ===========     ===========


*on investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

CAPITAL LOSS CARRYFORWARDS EXPIRE SEPTEMBER 30:

              GLOBAL
             SCIENCE &               U.S.
            TECHNOLOGY             TREASURY
               FUND                  FUND
          --------------          ----------
2008      $           --          $1,779,894
2009                  --           4,318,964
2010                  --             831,495
2011             546,501                  --
2012           1,001,036                  --

      Capital loss carryforwards are available through the date specified above to offset future realized net capital gains. To the extent allowable by law, future gains are offset by capital loss carryforwards and will not be distributed.

                                                              SEPTEMBER 30, 2004

POST-OCTOBER LOSSES THAT ARE DEFERRED UNTIL TAX YEAR ENDED SEPTEMBER 30, 2005:

      The Global Science & Technology Fund and the Heritage Growth Fund had $258,168 and $36,826, respectively, of post-October capital losses. The International Growth Fund had $1,005 of post-October currency losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the following tax year.

TAX CHARACTER OF DISTRIBUTIONS PAID DURING THE YEAR OR PERIOD ENDED SEPTEMBER
30:

                                          GLOBAL
                      CORE               SCIENCE &      HERITAGE     INTERNATIONAL       MICRO
                     GROWTH             TECHNOLOGY       GROWTH         GROWTH            CAP
      2004            FUND                 FUND           FUND*          FUND            FUND
---------------     --------            ----------      --------     -------------     -----------
Ordinary income     $849,650               $ --            $ --           $ --         $ 2,759,023
Capital gain              --                 --              --             --          40,853,142
                    --------               ----            ----           ----         -----------
Total               $849,650               $ --            $ --           $ --         $43,612,165
                    ========               ====            ====          =====         ===========

                    MICRO CAP    SMALL CAP      SMALL CAP      ULTRA          U.S.
                      VALUE       GROWTH          VALUE       GROWTH        TREASURY
      2004            FUND         FUND           FUND         FUND           FUND
---------------     ---------   ----------     ----------   ----------     ----------
Ordinary income      $ 59,072   $       --     $       --   $  103,222     $3,207,497
Capital gain               --    5,914,707        221,337    5,343,850             --
                    ---------   ----------     ----------   ----------     ----------
Total                $ 59,072   $5,914,707     $  221,337   $5,447,072     $3,207,497
                    =========   ==========     ==========   ==========     ==========

*Inception date of the Fund was June 18, 2004.

                                             GLOBAL
                             CORE            SCIENCE      INTERNATIONAL    MICRO          MICRO CAP
                            GROWTH        & TECHNOLOGY       GROWTH         CAP             VALUE
      2003                   FUND             FUND            FUND         FUND             FUND*
---------------             ------        ------------    -------------   -----------     ---------
Ordinary income              $ --             $ --             $ --       $        --       $ --
Capital gain                   --               --               --        22,295,887         --
                             ----             ----             ----       -----------       ----
Total                        $ --             $ --             $ --       $22,295,887       $ --
                             ====             ====             ====       ===========       ====

                            SMALL CAP     SMALL CAP      ULTRA           U.S.
                            GROWTH          VALUE       GROWTH         TREASURY
      2003                   FUND           FUND         FUND            FUND
---------------            ----------     ---------     ------        ----------
Ordinary income            $      --        $ --         $ --         $3,484,505
Capital gain                   34,010         --           --                 --
                           ----------       ----         ----         ----------
Total                      $   34,010       $ --         $ --         $3,484,505
                           ==========       ====         ====         ==========

*Inception date of the Fund was July 28, 2003.

      The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

SUPPLEMENTAL TAX INFORMATION (UNAUDITED):

      The Funds hereby designate approximately $229,288, $45,334,196, $41,696, $6,265,697, $4,673,881 and $10,138,774 as a capital gain dividend for the Core Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds, respectively, for the purpose of the dividends paid deduction. These amounts include earnings and profits on redemptions of shares.

      For the fiscal year ended September 30, 2004 certain dividends paid by each Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with the shareholder's 2004 Form 1099-DIV. The amount designated for the year ended September 30, 2004, will be the highest allowable amount permitted by law.

      Corporate shareholders should note for the year ended September 30, 2004, the percentage of the Core Growth and Small Cap Value Funds' investment income (i.e., net investment income plus short-term capital gains) that qualified for the corporate dividends received deductions were 100.00% and 10.83%, respectively.

7. INVESTMENT ADVISORY FEES, EXPENSE LIMITATIONS, FUND ADMINISTRATION FEES

      INVESTMENT ADVISORY FEES -- As the Fund's investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse a Fund should a Fund's operating expenses exceed a specified annual limitation through at least January 31, 2005. Investment Advisory fees and fees waived, if any, for the year or period ended September 30, 2004 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

                                GLOBAL
                      CORE    SCIENCE &     HERITAGE   INTERNATIONAL  MICRO   MICRO CAP   SMALL CAP   SMALL CAP    ULTRA      U.S.
                     GROWTH   TECHNOLOGY     GROWTH        GROWTH      CAP      VALUE      GROWTH       VALUE      GROWTH   TREASURY
                      FUND       FUND         FUND          FUND       FUND      FUND       FUND         FUND       FUND      FUND
                     ------   ----------    --------   -------------  -----   ---------   ---------   ---------    ------   --------
Advisory Fee         1.00%      1.50%        0.70%         1.50%      2.00%     2.00%       1.00%       1.50%      1.25%     0.50%
Expense Limitation   1.50%      1.95%        0.95%         1.95%      2.50%     2.25%*      1.50%       1.95%      1.75%     0.75%

*On February 1, 2004, the Advisor reduced the contractual expense limitation from 2.50% to 2.25% through January 31, 2005. As a result, the effective expense ratio net of waivers and reimbursements for the period ended September 30, 2004 was 2.27%.

      FUND ADMINISTRATION FEES -- As the Funds' Administrator, the Advisor provides or arranges certain fund administration services to the Funds and receives a monthly fee at the annual rate of .0425% of the first $3.0 billion of the Funds' total average daily net assets and then a decreasing rate for average daily net assets above that level. Fund administration fees for the year or period ended September 30, 2004 are disclosed in the Statements of Operations.

                                                              SEPTEMBER 30, 2004

8. TRANSACTIONS WITH AFFILIATES

      The following funds conducted transactions during the year ended September 30, 2004 with "affiliated companies" as defined by the Investment Company Act of 1940:

                                                                                                  AMOUNT OF        AMOUNT OF
                                                                                                  DIVIDENDS       GAIN (LOSS)
                                                                                                  CREDITED        REALIZED ON
                                                          SHARE ACTIVITY                        TO INCOME FOR  SALE OF SHARES FOR
                                         ---------------------------------------------------     THE YEAR OR       THE YEAR OR
                                          BALANCE                                   BALANCE     PERIOD ENDED      PERIOD ENDED
                                          9/30/03      PURCHASES       SALES        9/30/04        9/30/04          9/30/04
                                         ---------     ---------     ---------     ---------    -------------  ------------------
CORE GROWTH FUND

Anworth Mortgage Asset Corp.             1,984,575       627,000       455,375     2,156,200*    $2,714,961      $  (590,029)
Bimini Mortgage Management, Inc.                --     1,251,075            --     1,251,075      1,789,037               --
                                                                                                 ----------      -----------
                                                                                                 $4,503,998      $  (590,029)
MICRO CAP FUND

Advanced Power Technology, Inc.            364,500       289,750            --       654,250     $       --      $        --
CommerceWest Bank                           95,000            --        95,000            --*            --          327,679
Computer Access Technology Corp.           615,575       720,045     1,335,620            --*            --        2,315,327
Covalent Group, Inc.                       825,000       123,500            --       948,500             --               --
Encision, Inc.                             433,075            --        57,950       375,125             --            9,603
Enpath Medical, Inc.                        97,950       212,250            --       310,200             --               --
in TEST Corp.                              444,975        64,100            --       509,075             --               --
IRIDEX Corp.                               719,850        27,100       195,650       551,300             --           54,848
PSi Technologies Holdings, Inc. ADR      1,021,975            --        20,530     1,001,445             --         (349,063)
Rainbow Rentals, Inc.                      404,400            --       404,400            --*            --        2,604,581
Vanguard Response Systems, Inc.                 --     1,243,575            --     1,243,575             --               --
                                                                                                 ----------      -----------
                                                                                                 $       --      $ 4,962,974
MICRO CAP VALUE FUND

Steakhouse Partners, Inc.                       --       250,000            --       250,000     $       --      $        --
Security Business Bank of San Diego             --        53,000            --        53,000             --               --
                                                                                                 ----------      -----------
                                                                                                 $       --      $        --
SMALL CAP GROWTH FUND

AmSurg Corp.(1)                          1,517,488        17,775            --     1,535,263     $       --      $        --

SMALL CAP VALUE FUND

Bimini Mortgage Management, Inc.                --       642,325            --       642,325*    $  918,525      $        --
Falcon Financial Investment Trust               --     1,011,725            --     1,011,725         50,586               --
Mobile Mini, Inc.                          730,437       119,625       337,175       512,887*            --        2,612,356
Supertex, Inc.                             560,925       111,300            --       672,225             --               --
USA Truck, Inc.                            472,250            --            --       472,250             --               --
Whitehall Jewellers, Inc.                  805,568        40,000            --       845,568             --               --
                                                                                                 ----------      -----------
                                                                                                 $  969,111      $ 2,612,356

*No longer affiliated as of September 30, 2004.

(1) Adjusted for 3-for-2 split on March 25, 2004.

9. RESTRICTED SECURITIES

      The Funds may own investments that were purchased through private placement transactions (or under Rule 144A) and cannot be sold without prior registration under the Securities Act of 1933 or may be limited due to certain restrictions. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2004, the Funds held the following restricted securities:

                                                                                                                           VALUE AS
                                                      SECURITY             ACQUISITION       ACQUISITION       FAIR         % OF
                                                        TYPE                   DATE             COST           VALUE      NET ASSETS
                                                  ---------------      ------------------    -----------    -----------   ----------
CORE GROWTH FUND

Bimini Mortgage Management, Inc.                    Common Stock       12/15/03 - 1/29/04    $18,766,125    $18,507,637      1.24%
Brantley Mezzanine Finance, LLC                     Common Units            9/21/04               60,000         60,000        --
Brantley Mezzanine Finance,
 LLC, 10.00%, 9/21/09                              Corporate Bond           9/21/04            2,940,000      2,940,183      0.20%
Fieldstone Investment Corp.                         Common Stock       11/10/03- 11/11/03     13,355,388     15,011,425      1.00%
Provident Senior Living Trust                       Common Stock            7/26/04            7,560,000      7,560,000      0.51%
                                                                                             -----------    -----------      ----
                                                                                             $69,141,513    $44,079,245      2.95%
GLOBAL SCIENCE & TECHNOLOGY FUND

Acusphere, Inc. PIPE                                Common Stock            7/29/04          $   119,744    $    95,828      0.14%
Acusphere, Inc.                                       Warrants              7/29/04                   --             --        --
Kintera, Inc. PIPE                                  Common Stock            7/12/04              840,800        870,309      1.26%
Montagu Newhall Global Partners II-B, L.P.           LP Interest       10/10/03 - 3/10/04         47,144         41,272      0.06%
SiRF Technology Holdings, Inc.                      Common Stock            12/20/01             277,875        592,921      0.86%
SiRF Technology Holdings, Inc.                        Warrants              1/11/02                   --         32,208      0.05%
Xtera Communications, Inc.                        Preferred Stock            9/3/03                7,076          7,076      0.01%
                                                                                             -----------    -----------      ----
                                                                                             $ 1,292,639    $ 1,639,614      2.38%
HERITAGE GROWTH FUND

Provident Senior Living Trust                       Common Stock            7/26/04          $   802,500    $   802,500      0.63%

MICRO CAP FUND

Fieldstone Investment Corp.                         Common Stock       11/10/03- 11/11/03    $ 2,632,803    $ 2,959,275      0.57%
Kintera, Inc. PIPE                                  Common Stock            7/12/04            1,152,400      1,192,845      0.23%
                                                                                             -----------    -----------      ----
                                                                                             $ 3,785,203    $ 4,152,120      0.80%
MICRO CAP VALUE FUND

Acusphere, Inc. PIPE                                Common Stock            7/29/04          $   223,869    $   179,157      0.21%
Acusphere, Inc.                                       Warrants              7/29/04                   --             --        --
Bimini Mortgage Management, Inc.                    Common Stock       12/15/03 - 1/29/04      1,074,000      1,059,207      1.25%
CorVu Corp.                                           Warrants              11/17/03                  --             --        --
Fieldstone Investment Corp.                         Common Stock       11/10/03- 11/11/03        732,436        823,225      0.97%
Franklin Bank Corp.                                 Common Stock       9/24/03 - 10/20/03        742,675      1,010,894      1.19%
Medical Properties Trust, Inc.                      Common Stock            3/31/04              362,500        362,500      0.43%
                                                                                             -----------    -----------      ----
                                                                                             $ 3,135,480    $ 3,434,983      4.05%

SMALL CAP GROWTH FUND

Kintera, Inc. PIPE                                  Common Stock            7/12/04          $ 6,043,600    $ 6,255,706      0.52%
Montagu Newhall Global Partners II-B, L.P.          LP Interest        10/10/03 - 3/10/04        471,435        412,715      0.03%
SiRF Technology Holdings, Inc.                      Common Stock            12/20/01           2,616,120      5,582,199      0.47%
SiRF Technology Holdings, Inc.                        Warrants              1/11/02                   --        303,235      0.03%
Zonare Medical Systems, Inc.                      Preferred Stock           6/30/04            1,500,000      1,500,080      0.13%
Zonare Medical Systems, Inc.                          Warrants              6/30/04                   --             --        --
                                                                                             -----------    -----------      ----
                                                                                             $10,631,155    $14,053,935      1.18%

                                                              SEPTEMBER 30, 2004

                                                                                                                           VALUE AS
                                                      SECURITY             ACQUISITION        ACQUISITION       FAIR        % OF
                                                        TYPE                   DATE               COST          VALUE     NET ASSETS
                                                  ---------------      -------------------    -----------    -----------  ----------
SMALL CAP VALUE FUND

Bimini Mortgage Management, Inc.                   Common Stock        12/15/03 - 1/29/04     $ 9,634,875    $ 9,502,162    1.29%
Brantley Mezzanine Finance, LLC                    Common Units              9/21/04               40,000         40,000    0.01%
Brantley Mezzanine Finance,
 LLC, 10.00%, 9/21/09                             Corporate Bond             9/21/04            1,960,000      1,960,122    0.27%
Fieldstone Investment Corp.                        Common Stock        11/10/03 - 11/11/03      6,700,984      7,531,850    1.03%
JER Investors Trust, Inc.                          Common Stock              5/27/04            4,967,250      4,967,250    0.68%
KKR Financial Corp.                                Common Stock              8/5/04             3,600,000      3,690,000    0.50%
Medical Properties Trust, Inc.                     Common Stock              3/31/04            3,255,000      3,255,000    0.44%
Provident Senior Living Trust                      Common Stock              7/26/04            7,500,000      7,500,000    1.02%
                                                                                              -----------    -----------    ----
                                                                                              $37,658,109    $38,446,384    5.24%

ULTRA GROWTH FUND

IQ4HIRE, Inc.                                     Preferred Stock            9/7/00           $   110,000    $       440      --
Kintera, Inc. PIPE                                 Common Stock              7/12/04              820,200        848,986    0.20%
Montagu Newhall Global Partners II-B, L.P.          LP Interest        10/10/03 - 3/10/04         424,292        371,444    0.09%
NXStage Medical, Inc. PIPE                         Common Stock              8/18/04            1,500,000      1,500,000    0.35%
SiRF Technology Holdings, Inc.                     Common Stock             12/20/01              806,000      1,719,819    0.40%
SiRF Technology Holdings, Inc.                       Warrants                1/11/02                   --         93,424    0.02%
Xtera Communications, Inc.                        Preferred Stock            9/3/03                99,065         99,065    0.02%
Zonare Medical Systems, Inc.                      Preferred Stock            6/30/04            1,000,000      1,000,053    0.23%
Zonare Medical Systems, Inc.                         Warrants                6/30/04                   --             --      --
                                                                                              -----------    -----------    ----
                                                                                              $ 4,759,557    $ 5,633,231    1.31%

PIPE Private Investment in a Public Equity

LP Limited Partnership Interest

10. PURCHASE COMMITMENTS

      In September 2003, the Global Science & Technology, Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners II, L.P. The remaining commitment amounts at September 30, 2004 are $450,000, $4,500,000 and $4,050,000, respectively. Securities held by the Funds have been designated to meet these purchase commitments.

      In July 2004, the Global Science & Technology and Micro Cap Value Funds entered into subscription agreements to acquire shares of Acusphere, Inc. PIPE. The remaining commitment amounts at September 30, 2004 are $24,006 and $44,881, respectively. Securities held by the Funds have been designated to meet these purchase commitments.

11. SUBSEQUENT EVENT -- DISTRIBUTION TO SHAREHOLDERS

      The Funds declared a capital gain distribution in the Core Growth, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds which was paid on October 15, 2004, to shareholders of record on October 14, 2004, in the amount of $0.700109, $0.030054, $l.04197,
$0.299571, $0.77386, $0.784914, $0.620913 per share, respectively.

WASATCH FUNDS -- REPORT OF INDEPENDENT REGISTERED             SEPTEMBER 30, 2004
PUBLIC ACCOUNTING FIRM

            TO THE BOARD OF DIRECTORS
            AND SHAREHOLDERS OF
            WASATCH FUNDS, INC.:

                  In our opinion, the accompanying statements of assets and
            liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Wasatch Core Growth Fund, Wasatch Global Science & Technology Fund, Wasatch Heritage Growth Fund, Wasatch International Growth Fund, Wasatch Micro Cap Fund, Wasatch Micro Cap Value Fund, Wasatch Small Cap Growth Fund, Wasatch Small Cap Value Fund, Wasatch Ultra Growth Fund, and Wasatch-Hoisington U.S. Treasury Fund (constituting Wasatch Funds, Inc., hereafter referred to as the "Funds") at September 30, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds as of September 30, 2001 and for the periods then ended and prior were audited by other independent accountants whose report dated October 17, 2001 expressed an unqualified opinion on those financial statements.

            PricewaterhouseCoopers LLP
            Kansas City, MO
            November 4, 2004

 WASATCH FUNDS -- DIRECTORS AND OFFICERS

                                                                                                             NUMBER OF       OTHER
                                                                                                            PORTFOLIOS     DIRECTOR
                                      POSITION(S)                                                           IN COMPLEX   -SHIPS HELD
          NAME, ADDRESS                  HELD          TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S)     OVERSEEN BY       BY
             AND AGE                   WITH FUND     LENGTH OF TIME SERVED        DURING PAST 5 YEARS         DIRECTOR     DIRECTOR
-----------------------------------  --------------  ---------------------  ------------------------------  -----------  -----------
INDEPENDENT DIRECTORS:

 JAMES U. JENSEN, J.D., MBA            Director      Indefinite             Co-founder and Chairman of the      10         Private
 44 North Wolcott                                    Served as Director     Board of Rapidmapper, Inc. (a                 companies
 Salt Lake City, UT 84103                            since 1986             company designed for use by                     and
 Age: 59                                                                    the landscape, architecture,                 foundations
                                                                            construction, engineering                        only
                                                                            and design industries) since
                                                                            2004; Consultant on corporate
                                                                            growth and technology transfer
                                                                            since 2004; Vice President,
                                                                            Corporate Development, Legal
                                                                            Affairs and General Counsel
                                                                            and Secretary, NPS
                                                                            Pharmaceuticals, Inc. 1991 -
                                                                            2004.

 WILLIAM R. SWINYARD, PH.D.            Director      Indefinite             Professor of Business               10          None
 Marriott School of Management                       Served as Director     Management and Holder of the
 624 Tanner Building                                 since 1986             Fred G. Meyer Chair of
 Brigham Young University                                                   Marketing, Brigham Young
 Provo, UT 84602                                                            University since 1978.
 Age: 64

 JONATHAN F. ZESCHIN, CFP(1)           Director      Indefinite             President and Founder of            10         Board
 1777 S.Harrison Street                              Served as Director     ESSENTIAL Advisers, Inc., a                     of
 Skydeck                                             since June 2002        wealth management and                         Trustees
 Denver, CO 80210                                                           investment advisory firm;                       ICON
 Age: 51                                                                    prior to founding ESSENTIAL                    Funds
                                                                            was Managing Partner at JZ
                                                                            Partners LLC, a business
                                                                            consulting firm; President of
                                                                            Founders Asset Management from
                                                                            1995 - 1998.

INTERESTED DIRECTORS(2) :

 SAMUEL S. STEWART, JR., PH.D., CFA  President,      Indefinite             Chairman of the Board and           10          None
 150 Social Hall Avenue              Chairman of     Served as President,   Director of Research for
 4th Floor                           the Board and   Chairman of the        Wasatch Advisors, Inc. (the
 Salt Lake City, UT 84111            Director        Board and Director     "Advisor") since 1975;
 Age: 62                                             since 1986             Professor of Finance at the
                                                                            University of Utah from 1975 -
                                                                            2000.

 JEFF S. CARDON, CFA                 Vice President  Indefinite             President and Treasurer of the      10          None
 150 Social Hall Avenue              and Director    Served as Vice         Advisor since 1999; Director
 4th Floor                                           President and          of the Advisor since 1985;
 Salt Lake City, UT 84111                            Director since 1986    Security Analyst for the
 Age: 47                                                                    Advisor since 1980.

OFFICERS:
 VENICE F. EDWARDS, CFA              Vice President  Indefinite             Chief Compliance Officer for       N/A          None
 150 Social Hall Avenue              and Treasurer   Served as Treasurer    the Advisor since 2004;
 4th Floor                                           since 1996 and Vice    Director of Compliance for the
 Salt Lake City, UT 84111                            President since        Advisor from 1995 - 2004 and
 Age: 54                                             September 2004         Secretary of the Advisor since
                                                                            1999; Portfolio Manager for
                                                                            the Advisor from 1983 - 1995.


 ANGELA PALMER                       Chief           Indefinite             Chief Compliance Officer for       N/A           None
 150 Social Hall Avenue              Compliance      Served as Chief        the Funds since 2004; Director
 4th Floor                           Officer/        Compliance Officer/    of Compliance for the Advisor
 Salt Lake City, UT 84111            Secretary/      Secretary/ Assistant   since 2004; Senior Compliance
 Age: 32                             Assistant       Treasurer since        Administrator for the Advisor
                                     Treasurer       September 2004         from 2003 - 2004;
                                                                            Administration Services
                                                                            Manager at UMB Fund Services,
                                                                            Inc. ("UMB") from 1999 - 2003;
                                                                            Senior Financial Analyst at
                                                                            UMB from 1998 - 1999.

(1)Mr. Zeschin resigned from the Board of Directors effective September 30,
2004.

(2)Interested Directors serve as directors and officers of Wasatch Advisors, Inc.

      Additional information about the Funds' directors is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

WASATCH FUNDS -- PROXY VOTING AND HOLDINGS DISCLOSURE         SEPTEMBER 30, 2004

PROXY VOTING POLICIES, PROCEDURES AND RECORD

      A description of the policies and procedures that Wasatch uses to vote proxies related to the Funds' portfolio securities is set forth in the Funds' Statement of Additional Information which is available without charge, upon request, on the Funds' web site at WWW.WASATCHFUNDS.COM or by calling
800.551.1700 and on the Securities and Exchange Commission's (SEC) web site at WWW.SEC.GOV.

      Beginning in 2004, Wasatch Funds' proxy voting record will be available on the Funds' web site at WWW.WASATCHFUNDS.COM and the SEC's web site at WWW.SEC.GOV no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

      The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds' Form N-Q will be available on the SEC's web site at WWW.SEC.GOV, and may be viewed at the SEC's Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

WASATCH FUNDS -- GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS  SEPTEMBER 30, 2004

      Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds' fiscal year which ends September 30. The semi-annual report is for the six months or period ending March 31. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

      The holdings of each Wasatch Fund are detailed in the "Schedule of Investments." This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in COMMON STOCKS of companies which are grouped together by industry. The Wasatch-Hoisington U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Equity Funds will typically have only minor holdings in SHORT-TERM INVESTMENTS. At times the Funds may take temporary defensive positions by increasing cash or holdings in Short-Term Investments. Please see the prospectus under "Other Investment Strategies and Their Risks."

STATEMENTS OF ASSETS AND LIABILITIES

      These financial statements show the ASSETS AND LIABILITIES of a Fund on the last day of the reporting period. A Fund's ASSETS include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. LIABILITIES are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund's NET ASSETS.

      NET ASSETS consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. CAPITAL STOCK is stock authorized by a company's charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. PAID-IN CAPITAL IN EXCESS OF PAR is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as "Capital stock" on the books of the Fund, and $9.99 would be accounted for under "Paid-in capital in excess of par." UNDISTRIBUTED NET INVESTMENT INCOME OR LOSS is the amount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend. UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS is the change in value from the purchase price of securities a Fund continues to hold.

      The number of shares a Fund is authorized to sell can be found under CAPITAL STOCK, $.01 par value. ISSUED AND OUTSTANDING indicates the number of shares owned by shareholders.

      NET ASSET VALUE (NAV), REDEMPTION PRICE AND OFFERING PRICE PER SHARE shows the value of one outstanding share of a Fund on the date of the report. A Fund's share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds' prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund's operation can be found under "Financial Highlights" on page 76.

STATEMENTS OF OPERATIONS

      STATEMENTS OF OPERATIONS show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund's holdings during the reporting period.

      INVESTMENT INCOME shows INTEREST and DIVIDENDS earned from interest-bearing and dividend-paying securities in a Fund's portfolio.

      EXPENSES show the various fees and expenses paid out of a Fund's assets such as the fee paid to Wasatch Advisors, the Funds' investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors' fees. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

      NET INVESTMENT INCOME (LOSS) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses.

      NET REALIZED GAIN (LOSS) ON INVESTMENTS is the net gain or loss on securities a Fund has sold. CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS is the change in value of securities a Fund continues to hold.

      NET GAIN (LOSS) ON INVESTMENTS is the result of changes in market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

      NET ASSETS are a Fund's remaining assets after taking into consideration any liabilities. STATEMENTS OF CHANGES IN NET ASSETS show the increase or decrease in a Fund's net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund's net assets. OPERATIONS is a summary of the STATEMENTS OF OPERATIONS. It includes investment income or loss, net real-

WASATCH FUNDS -- GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS  SEPTEMBER 30, 2004

ized gain or loss on investments a Fund has sold as well as the change in appreciation or depreciation in the value of investments a Fund continues to hold.

      DIVIDENDS are distributed by Wasatch Funds to shareholders when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distributions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a "regulated investment company."

      CAPITAL SHARE TRANSACTIONS are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

      The FINANCIAL HIGHLIGHTS contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

      NET ASSET VALUE (NAV) is defined under "Statements of Assets and Liabilities" on page 75. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund's shares over the reporting period, but not its total return.

      INCOME (LOSS) FROM INVESTMENT OPERATIONS shows how the share price was affected by a Fund's operations on a per share basis. NET INVESTMENT INCOME
(LOSS) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses. NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

      DISTRIBUTIONS are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.

      TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

      SUPPLEMENTAL DATA AND RATIOS are provided to help you better understand your investment. NET ASSETS, END OF PERIOD, are the net assets of a Fund on the reporting date. RATIO TO AVERAGE NET ASSETS OF: EXPENSES shows the total of a Fund's operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. RATIO TO AVERAGE NET ASSETS OF: NET INVESTMENT INCOME shows a Fund's net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. PORTFOLIO TURNOVER RATE measures a Fund's buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

HOW TO CONTACT WASATCH

ONLINE

      WWW.WASATCHFUNDS.COM

EMAIL

      SHAREHOLDERSERVICE@WASATCHFUNDS.COM

            Our email correspondence department responds to emails Monday through Friday, from 8:00 a.m. to 4:00 p.m. Central Time (CT).

TELEPHONE

      800.551.1700

            Shareholder services representatives are available Monday through Friday, from 7:00 a.m. to 7:00 p.m. Central Time (CT).

            Our automated teleresponse service is available 24 hours a day.

U.S. MAIL

      WASATCH FUNDS
      P.O. Box 2172
      Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

      WASATCH FUNDS
      803 West Michigan Street, Suite A
      Milwaukee, WI 53233-2301

[(WASATCH FUNDS LOGO)]

WWW.WASATCHFUNDS.COM
800.551.1700




WASATCH FUNDS
P.O. BOX 2172
Milwaukee, WI 53201-2172

ITEM 2:  CODE OF ETHICS

(a) Wasatch Funds, Inc. (the "Registrant") has adopted a Code of Ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b)   No disclosures are required by this Item 2(b).

(c) There have been no material amendments to the Registrant's Code of Ethics during the reporting period for Form N-CSR.

(d) There have been no waivers granted by the Registrant to individuals covered by the Registrant's Code of Ethics during the reporting period for Form N-CSR.

(e)   Not applicable.

(f) A copy of the Registrant's Code of Ethics is attached as an exhibit to this Form N-CSR.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

(a)   (1)   The Board of Directors of the Registrant has determined that the
            Registrant has one member serving on the Registrant's Audit
            Committee that possesses the attributes identified in Instruction
            2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial expert."

      (2) For the reporting period, the name of the audit committee financial expert was Jonathan Zeschin. Mr. Zeschin was deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR. Effective as of September 30, 2004, Mr. Zeschin resigned as Director of the Registrant.

            The name of the current audit committee financial expert is James U. Jensen. Mr. Jensen has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant's annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2004 and September 30, 2003 were $131,601 and $122,501, respectively.

(b) Audit Related Fees - The Registrant was billed $1,350 by the independent registered public accounting firm for the fiscal year ended September 30, 2003 for the Registrant for assurance and related services that were reasonably related to the performance of the audit of the Registrant's financial statements. The Registrant was not billed any fees by the independent registered public accounting firm for the fiscal year ended September 30, 2004 for assurance and related services rendered by the independent registered public accounting firm to the Registrant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2004 and 2003, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(c) Tax Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the for the last two fiscal years ended September 30, 2004 and September 30, 2003 were $40,111 and $31,175, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant's excise tax returns, distribution requirements and RIC tax returns, as well as consultations regarding the tax consequences of specific investments.

During the fiscal years ended September 30, 2004 and 2003, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(d) All Other Fees - There were no fees billed for the fiscal years ended September 30, 2004 and September 30, 2003, respectively, for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) - (c) of this Item 4.

During the fiscal years ended September 30, 2004 and 2003, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(e)   Pre-Approval Policies and Procedures

(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the investment adviser, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act (the "Act"), any pre-approval requests submitted by the independent registered public accounting firm as required by Section 203 of that Act, and shall monitor the conflict of interest requirements in Section 206 of that Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of that Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and
(ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2) There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the "De Minimis Rule"). There were no fees billed for services provided to the investment adviser described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of
Item 4.

(f)   No disclosures are required by this Item 4(f).

(g) The independent registered public accounting firm did not bill the Registrant for any other non-audit services for the fiscal years ended September 30, 2004 and 2003 for the Registrant other than as disclosed above.

(h)   No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors has not adopted procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
      under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS, INC.

By: /s/ Samuel S. Stewart, Jr.
    --------------------------
    Samuel S. Stewart, Jr.
    President (principal executive officer) of Wasatch Funds, Inc.

Date: November 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Samuel S. Stewart, Jr.
    --------------------------
    Samuel S. Stewart, Jr.
    President (principal executive officer) of Wasatch Funds, Inc.

Date: November 24, 2004

By:  /s/ Venice F. Edwards
     -------------------------
     Venice F. Edwards
     Vice President/Treasurer (principal financial and accounting officer) of Wasatch Funds, Inc.

Date: November 24, 2004